Exhibit 10.98

EQUIPMENT SCHEDULE

SCHEDULE NO. SBC-1

DATED THIS DECEMBER 20, 2004

TO MASTER LEASE AGREEMENT

DATED AS OF DECEMBER 20, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:

AMERITECH CREDIT CORPORATION, DBA	SMITH & WOLLENSKY OF BOSTON, LLC
SBC CAPITAL SERVICES	ARMORY CASTLE
2000 W. SBC CENTER DRIVE	101 ARLINGTON STREET
HOFFMAN ESTATES, IL 60196	BOSTON, MA 02116

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement” said Agreement and this Schedule being collectively referred to as “Lease”).  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.                  Equipment:  Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Number	Model and Type of Equipment

SEE ATTACHED ANNEX “A”

Equipment immediately listed above is located at: 101 Arlington Street, Boston ,   County, MA  02116

B.                  Financial Terms

1.	Advance Rent (if any): $ 12,660.98	5.	Basic Term Commencement Date : December 20, 2004
2.	Capitalized Lessor’s Cost: $ 661,391.75	6.	Lessee Federal Tax ID No.: 74-3114425
3.	Basic Term (No. of Months): 60 Months.	7.	Last Delivery Date: November 24, 2004
4.	Basic Term Lease Rate Factor: .01914294	8.	Daily Lease Rate Factor: .00063810

9.                     First Termination Date:  Thirty-seven (37) months after the Basic Term Commencement Date.

10.                  Interim Rent:  For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date (“Interim Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor’s Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on NA.

11.                  Basic Term Rent.  Commencing on December 20, 2004 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

12.                  Secondary Term Rent.  Unless the Schedule has been earlier terminated as provided therein, commencing on December 20, 2004 (the “Renewal Term Commencement Date”) and on the same day of each month thereafter (each, a “Rent Payment Date”) for the renewal period (as hereinafter defined), Lessee shall pay as rent the Fair Market Rental Value (as defined hereafter).

C.                  Tax Benefits                                             Depreciation Deductions:

1.                                      Depreciation method is the 200 % declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance., taking into account the 50% special depreciation allowance and basis adjustment under Section 168(k)(1) of the Code, whichever is applicable.

2.                                       Recovery Period:  Five (5) Years.

3.                                       Basis: 100 % of the Capitalized Lessor’s Cost.

D.                  Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN MA.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.                    Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS TRIMARK UNITED EAST (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.                    Stipulated Loss and Termination Value Table*

# OF BASE PMTS	TERM VAL/% OF COST	STIP LOSS/% OF COST
1	0	109.6543379
2	0	108.5219487
3	0	107.3798371
4	0	106.2279741
5	0	105.0637961
6	0	103.8872738
7	0	102.6983779
8	0	101.4970789
9	0	100.2858815
10	0	99.06222137
11	0	97.82606854
12	0	96.57992735
13	0	95.32123297
14	0	94.04995493
15	0	92.76859712
16	0	91.47712877
17	0	90.17642523
18	0	88.86645541
19	0	87.54718804
20	0	86.21859171
21	0	84.87972849
22	0	83.53147295
23	0	82.17379319
24	0	80.8057508
25	0	79.42821986
26	0	78.04116795
27	0	76.64365618
28	0	75.23565179
29	0	73.82009269
30	0	72.3969458
31	0	70.96617786
32	0	69.52775544
33	0	68.07867411
34	0	66.62187093
35	0	65.15731193
36	0	63.68199218
37	50.3343098	62.1988482
38	48.6293295	60.7078455
39	46.9134851	59.20597861
40	45.1867416	57.69321269
41	43.4520349	56.17248356
42	41.7093298	54.64375601
43	39.9585909	53.10699466
44	38.1997826	51.56216396
45	36.4298984	50.00625734
46	34.6518732	48.4422097
47	32.8656709	46.86998491
48	31.0682842	45.28657587
49	29.2626477	43.69491689
50	27.4487246	42.09497131
51	25.6235071	40.48373145
52	23.7869583	38.86116023
53	21.9534154	37.24159487
54	20.1188543	35.62101137
55	18.2748219	33.99095652
56	16.4212693	32.35138144
57	14.5581472	30.70223696
58	12.6854064	29.0434737
59	10.8029971	27.37504198
60	8.91086947	25.6968919

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor’s Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.                  Modifications and Additions for This Schedule Only

For purposes of this Schedule only, the Agreement is amended as follows:

1. The LEASING Section subsection (b) of the Lease is hereby deleted in its entirety and the following substituted in its stead:

b)  The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule for the Equipment (ii) evidence of insurance which complies with the requirements of the INSURANCE Section of the Lease, and (iii) such other documents as Lessor may reasonably request.  Once the Schedule is signed, the Lessee may not cancel the Lease.

2. The DELIVERY, USE AND OPERATION Section subsection (a) of the Lease shall be deleted and the following substituted in its stead:

The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee’s possession as of the Lease Commencement Date.

3.  RENT ADJUSTMENT:

(a)               If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986, as amended, (“Code”)), the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers (“Effective Rate”) is higher than thirty-five percent (35%) for any year during the lease term, then Lessor shall have the right to increase such rent payments by requiring payment of a single additional sum.  The additional sum shall be equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value (defined below), divided by (iii) the difference between the new Effective Rate (expressed as a decimal) and one (1).  The adjusted Termination Value shall be the Termination Value (calculated as of the first rent due in the year for which the adjustment is being made) minus the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all future years of the lease term).  The Termination Values and Tax Benefits are defined on the Schedule.  Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

(b)              If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Code, the Effective Rate is lower than thirty-five percent (35%) for any year during the lease term, then Lessor shall upon request reduce such rent payments by a single sum.  The reduction shall be equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value (defined below), divided by (iii) the difference between the new Effective Tax Rate (expressed as a decimal) and one (1).  The adjusted Termination Value shall be the Termination Value (calculated as of the first rent due in the year for which the adjustment is being made) minus the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all future years of the lease term).  The Termination Values and Tax Benefits are defined on the Schedule.  Lessor shall pay to Lessee the full amount of the rent reduction on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

(c)               Lessee’s obligations under this Section 3 shall survive any expiration or termination of this Agreement.

4.  BILL OF SALE

Lessee, in consideration of the Lessor’s payment of the amount set forth in B 2. above, which includes any applicable sales taxes (which payment Lessee acknowledges), hereby grants, sells, assigns, transfers and delivers to Lessor the Equipment along with whatever claims and rights Seller may have against the manufacturer and/or Supplier of the Equipment, including but not limited to all warranties and representations.  At Lessors request Lessee will cause Supplier to deliver to Lessor a written statement wherein the Supplier (i) consents to the assignment to Lessor of whatever claims and rights Lessee may have against the Supplier, (ii) agrees not to retain any security interest, lien or other encumbrance in or upon the Equipment at any time, and to execute such documents as Lessor may request to evidence the release of any such encumbrance, and (iii) represents and warrants to Lessor (x) that Supplier has previously conveyed full title to the Equipment to Lessee, (y) that the Equipment was delivered to Lessee and installation completed, and (z) that the final purchase price of the Equipment (or a specified portion of such purchase price) has been paid by Lessee.

Lessor is purchasing the Equipment for leasing back to Lessee pursuant to the Lease.  Lessee represents and warrants to Lessor that (i) Lessor will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (ii) Lessee has the right to sell the Equipment; and (iii) the Equipment has been delivered to Lessee in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (iv) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Lessee agrees to save and hold harmless Lessor from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Lessor as a consequence of the sale of the Equipment to Lessor.

5.  ACCEPTANCE

Pursuant to the provisions of the Lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable); (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

6.  EQUIPMENT SPECIFIC PROVISIONS

MAINTENANCE PROVISIONS:  In addition to the provisions provided for in the MAINTENANCE Section of the Lease, Lessee shall, at its expense:

(a) maintain the Equipment in a manner and frequency suggested by the manufacturer.

(b) maintain the Equipment in an operable state and shall not discontinue operation of the Equipment throughout the Lease term.

(c) maintain the Equipment to industry standards.

(d) maintain the Equipment in a similar manner and fashion as if the Equipment were owned by the Lessee.

(e) maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment including electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the machine operate to its original manufacturer’s specifications.

(f) have the Equipment meet all local, state, and federal laws, regulations and codes that regulate the use and operation of such Equipment and will not contribute to or be used in any way as to directly or indirectly violate any local, state or federal law including Food and Drug Administration and Environmental Protection Agency.

(g) maintain a maintenance log on the Equipment showing all routine and non-routine maintenance and repairs.  Said log shall list in summary form maintenance, repairs or modifications performed on the Equipment, the date any and all of such service and by whom the service was performed.  This log shall be made available to the Lessor at its request during normal working hours or the Lessee.

INSPECTION:  The REPORTS Section subsection (c) of the Lease is deleted and replaced with the following:

(c) Lessor at its sole discretion, may from time to time, inspect the Equipment at the Lessors sole expense.  If any discrepancies are found as they pertain to the general condition of the Equipment as required hereunder, the Lessor will, communicate these discrepancies to the Lessee in writing.  The Lessee shall have thirty (30) days to rectify these discrepancies at his sole expense.  The Lessee should pay all expenses for a re-inspection by a Lessor appointed expert if corrective measures are required.

RETURN PROVISIONS :  In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, Lessee shall, at its expense:

(A) At least one hundred eighty (180) days, but not more than two hundred forty (240) days, prior to Lease termination, provide to Lessor written notification of intent to return all, but not less than all, of the equipment covered under this Lease schedule;

(B)   At least thirty (30) days, but not more than sixty (60) days, prior to Lease termination:

(i)  Ensure all Equipment has been properly maintained in accordance with the manufacturers’ recommended maintenance procedures and is operating within manufacturers’ specifications;

(ii)  Cause manufacturers’ representatives or other qualified maintenance providers, acceptable to Lessor, to perform a physical inspection and test of all the components and capabilities of the Equipment and provide a full inspection report to Lessor.  The Equipment must be free of all large scratches, marks, gouges, dents, discoloration or stains; all drawers, runners, and locks will be in good working condition and include keys; all seat cushions shall be free of cuts, tears, rips, scratches, burns, stains or discoloration; there shall be no evidence of extreme use or overloading, i.e. bowed or sagging shelves or seats; there shall be no missing screws, bolts, fasteners, etc.  If during such inspection the Equipment is found not to be in compliance with the above, then Lessee shall remedy all items not in compliance and provide for a follow-up inspection to verify the Equipment meets these return provisions;

(C)  Upon Lease termination, Lessee shall have the manufacturers’ representatives, or other persons acceptable to Lessor, de-install all Equipment, including all wire, cable, and mounting hardware and ensure:

(i)  All kitchen related equipment is clean and free of dirt, grease, rust, corrosion and must be in such condition so as to be immediately capable of being installed and used in a similar working environment.

(ii)  All fryers are drained of their cooking oil and properly cleaned;

(iii)  The Equipment shall be packed properly and in accordance to the manufacturers’ recommendations;

(iv)  All necessary permits and labor are obtained to perform the required work;

(D)  At Lessor’s choice, either (1) allow Lessor, at Lessor’s expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment which will be conducted in a manner that will not interfere with the Lessee’s normal business operations, or (2) Lessee shall provide free, safe storage and insurance for the Equipment for a period not to exceed ninety (90) days from the Lease expiration at a location satisfactory and accessible to Lessor;

(E)  Lessee shall provide for the transportation of the Equipment in a manner consistent with the manufacturers’ recommendations and practices to any location(s) within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such location(s).  Lessee shall be responsible for ensuring all necessary permits and labor are obtained to deliver the Equipment to Lessor;

(F)  Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as the loss payee on all such policies of insurance.

7.  LEASE TERM OPTIONS

Early Lease Term Options

The Lease is hereby amended by adding the following to the end thereof:

CANCELLATION OPTION:

(a)   So long as no default exists hereunder and expressly provided that all of the terms and conditions of this Provision are fulfilled, Lessee may cancel the Agreement as to all (but not less than all) of the Equipment on this Schedule as of  the Cancellation Date set forth below (the “Cancellation Date”) upon at least 90 days prior written notice (the “Notice Date”) to Lessor (which notice shall be irrevocable and shall be sent to the attention of Lessor’s Asset Management Organization, 2000 W. SBC Center Drive, Hoffman Estates, IL   60196).  Such notice shall state the Cancellation Date which shall apply.  If all of the terms and conditions of this Provision are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

(b)   Prior to the Cancellation Date, Lessee shall

(i)   pay to Lessor, as additional rent, (A) the Cancellation Value (set forth below for the Cancellation Date) for the Equipment, plus (B) all rent and all other sums due and unpaid as of the Cancellation Date (including, but not limited to, any Rent payment due and payable on the Cancellation Date and any sales taxes and property taxes); and

(ii)   return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with such appraiser’s determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to the Cancellation Date.

(c)   The Cancellation Date and the applicable Cancellation Value are as set forth below:

January , 2008	$233,008.31

(d)   Lessee shall, from the applicable Notice Date through the Cancellation Date,

(i)   continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee’s obligation to pay rent, and

(ii)   make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor’s right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Cancellation Date.

(e)   Lessee shall, from the Cancellation Date through the earlier of the date the Equipment is sold by Lessor to a third party or 30 days following the Cancellation Date, comply with the following terms and conditions:

(i)   Continue to provide insurance for the Equipment, at Lessee’s own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

(ii)   Make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee’s premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

(f)   The proceeds of any sale or re-lease of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in or any claim upon any of such proceeds.

The Lease is amended by adding the following thereto:

EARLY PURCHASE OPTION:

(a)  Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE’S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase on an AS IS BASIS all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the “Early Purchase Date”) which is 49 months from the Basic Term Commencement Date for a price equal to twenty-seven percent (27%) of the Capitalized Lessor’s Cost (the “FMV Early Option Price”), plus all applicable sales taxes.

Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in the PURCHASE OPTION Section subsection (b) of the Lease hereof) of the Equipment at the time the option is exercisable.  Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of the Equipment and is not required or permitted by the MAINTENANCE Section or the RETURN OF EQUIPMENT Section of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement.  (The purchase option granted by this subsection shall be referred to herein as the “Early Purchase Option”.)

(b)  If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

End of Basic Term Options

At the expiration of the Basic Term (the “Basic Term Expiration Date”), so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

(1)   RENEWAL OPTION.  (i)  So long as no default exists hereunder and the Lease has not been earlier terminated, Lessee may at expiration of the Basic Term, upon at least 120 days but not more than 270 days prior written notice to Lessor, extend the term of the Lease with respect to all (but not less than all) of the Equipment in this Lease for a term to be agreed upon by Lessee and Lessor (the “Renewal Period”) for a scheduled monthly rental equal to the monthly Fair Market Rental Value thereof determined as of the end of the Renewal Term.

(ii)  “Fair Market Rental Value” shall mean the price which a willing lessee would pay for the rental of the Equipment in an arms-length transaction to a willing lessor under no compulsion to lease for a time period similar to the Renewal Period; provided, however, that in such determination:  (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Lease (ii) in the case of any installed additions to the Equipment, same shall be valued on an installed basis; and (iii) costs of removal of the Equipment from the current location shall not be a deduction from such valuation.  If Lessor and Lessee are unable to agree on the Fair Market Rental Value at least 135 days before Lease expiration, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Rental Value, and that determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with any such appraisal.

(iii)  Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within 15 days after Fair Market Rental Value is determined (by agreement or appraisal).

(2)            PURCHASE OPTION.  Pursuant to the purchase option section of the lease, upon at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice to Lessor prior to the Basic Term Expiration Date, Lessee may purchase all (but not less than all) of the Equipment covered by this Schedule on an AS IS BASIS for cash equal to the then Fair Market Value of the Equipment (plus all applicable sales taxes).

(3)            CANCELLATION OPTION.  Upon at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice to Lessor prior to the Basic Term Expiration Date (the “Notice Date”), Lessee may cancel the Agreement (the “Cancellation Option”) with respect to all (but not less than all) of the Equipment on this Schedule.  If all of the terms and conditions of this Section are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.  Lessee shall be deemed to have waived this option if it fails to timely provide Lessor with the required written notice of its election to exercise the same.

(a)   Prior to the Basic Term Expiration Date, Lessee shall

(i)   pay to Lessor, as additional rent, three percent (3%) of the Capitalized Lessor’s Cost of the Equipment, plus all rent and all other sums due and unpaid as of the Basic Term Expiration Date (including, but not limited to, any rent payment due and payable on the Basic Term Expiration Date and any sales taxes and property taxes); and

(ii)   return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with such appraiser’s determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to such Basic Term Expiration Date.

(b)   From the applicable Notice Date through the Basic Term Expiration Date, Lessee shall:

(i)   continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee’s obligation to pay rent, and

(ii)   make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor’s right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Basic Term Expiration Date.

(c)   Lessee shall, from the Basic Term Expiration Date through the earlier of the date the Equipment is sold by Lessor to a third party or thirty (30) days following the Basic Term Expiration Date, comply with the following terms and conditions:

(i)   continue to provide insurance for the Equipment, at Lessee’s own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

(ii)   make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee’s premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

(d)   The proceeds of any sale or re-lease of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in nor any claim upon any of such proceeds.

End of Secondary Term Options

So long as no default exists hereunder and the Lease has not been earlier terminated, Lessee may at the expiration of the Renewal Period upon at least one hundred eighty (180) days but not more than two hundred seventy (270) days written notice to Lessor prior to the end of the Renewal Period, purchase all (but not less than all) of the Equipment in this Schedule on an AS IS, WHERE IS BASIS, without recourse to or warranty from Lessor, express or implied (“AS IS BASIS”) for cash equal to its then Fair Market Value (plus all applicable sales taxes).

8.  Exercise of early termination, early purchase option, cancellation option and end of term options

Lessee hereby acknowledges and agrees that (i) Lessor is requiring that each of Lessee, Smith and Wollensky of Boston, LLC, a Delaware Limited Liability Company, Houston S&W, L.P., a Texas Limited Partnership and Houston S&W, L.P., a Texas Limited Partnership (collectively, the “S&W Lessees”) be bound by the terms of this Section G.7. as set forth in this Schedule and in each such Schedule executed by an S&W Lessee that is designated as a Series SBC Schedule (the “S&W Schedules”) and (ii) without the S&W Lessees agreeing to be bound by such Section G.7. Lessor would not enter into this Schedule or such other S&W Schedules.  Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessee hereby agrees that Lessee shall exercise the same early Termination, Early Purchase Option, Cancellation Option or End of Term Option (collectively, the “Options”) that is exercised by any of the other S&W Lessees under the S&W Schedules and in the event one of the other S&W Lessees exercises any of the Options under any of the other S&W Schedules Lessee shall automatically be deemed to exercise the same Option with respect to this Schedule.  Neither Lessee nor the S&W Lessees may exercise a different Option under this Schedule or the S&W Schedules.

H.                  Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount
The Smith & Wollensky Restaurant Group, Inc.	1114 1st Ave.	$661,391.75
Fleet Bank	New York, NY 10021
ABA#021000322
Account #9405777935

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all  Equipment listed above has been delivered and installed (if applicable) as of the date and stated above, and copies of the Bill(s) of Lading or other documentation acceptable to Lessor which show the date delivery are attached hereto; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier, or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the lease; (ii) the representation and warranties made by the Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code.  Further, Lessee is irrevocably grants to Lessor the power to sign Lessee’s name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:

AMERITECH CAPITAL CORPORATION, DBA		SMITH & WOLLENSKY OF BOSTON, LLC
SBC CAPITAL SERVICES

By:	/s/ JEFFREY R. MASON	By: THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

Name:	JEFFREY R. MASON	Title: Managing Member

Title:	VP, CFO	By:	/s/ ALAN M. MANDEL

		Name:	ALAN M. MANDEL

		Title:	C.F.O.

EXHIBIT “A”

SMITH & WOLLENSKY OF BOSTON, LLC

101 ARLINGTON ST.

BOSTON, MA

Quantity	Description	ITEM No.	ADD	DED	TOTAL DEDUCTION	TOTAL ADDITIONS	TAX

1	Add aluminum diamond plate to trash room, floor to ceiling price includes labor		ADD			$4,788.00
4	ADD (4) 48X12 WALL SHELVES		ADD			$675.36
2	ADD (2) 36X12 WALL SHELVES		ADD			$330.96
2	ADD (2) SETS OF THREE CUSTOM SHELVES {1ST FL/ 2ND FL)		ADD			$1,496.25
2	EXTEND (2) SHELVES 2ND FL. DESERT		ADD			$819.00
1	CASTERS 2ND FL		ADD			$157.50
	LABOR		ADD			$1,632.00
1	Delete PC2000 Ice crusher	7		DED	$1,024.15
1	Add (1) Clawson HQ-C with stand	7	ADD			$1,779.36
1	Add defrost clock to 3rd floor walk in		ADD			$262.50
1	Rich-lite cutting board		ADD			$2,772.00
1	Beverage counter 22x60 with drain trough and 2 under shelves		ADD			$1,617.00
	Add (3) Under shelves (1) 52 1/2”(1) 32 1/4” And (1) 24 1/4” all 24 1/4” deep		ADD			$1,466.85
1	Change insulation on drain lines in meat walk-in cooler to PVC cleanable not in original spec		ADD			$1,005.90
1	Cut and re-weld beer area counter + under-shelf	358	ADD			$862.00
	Move fire suppression tank 1st floor		ADD			$1,260.00
	Add S/S cover guards and end CAPS Add S/S window Guard to 3rd Floor all additional top. Not in original SO&C		ADD			$5,250.00
1	Add one Two door	409	ADD			$2,585.10
	Manual labor to cap walk-in cooler Cement ADD to third floor kitchen. Labor rate 93.50/hr.1l’ 16 hrs. estimated	407	ADD			$1,496.00
1	Change (1) sink to Model #7-ps-23	107	ADD			$303.00	$9.40
1	Deduct 1 sink Model # 7-ps-60	107		DED	$115.00
1	3” Gas Valve Required to Firs Supp.	119A	ADD			$335.00
1	3” Gas Valve Required to Firs Supp.	219A	ADD			$335.00	$50.25
1	3” Gas Valve Required to Firs Supp.	319A	ADD			$335.00
1	Add ice deflectors for use with Follett bins	C10	ADD			$208.00	$10.40
1	Utility Counter	125	ADD			$162.00	$32.40
1	Beverage Counter	225	ADD			$162.00
1	Beverage Counter	358	ADD			$162.00
1	Service Counter	403	ADD			$162.00
1	Revise length of over- shelf	110			$159.00
1	Extend length of plate Cabinet	108	ADD			$811.00
1	Extend length of Ref. Cabinet	123	ADD			$2,417.00	$153.95
2	Delete 2 54” wall shelves	124			$342.00		$3.45
1	Add 1 84” wall shelf	124A	ADD			$254.00
1	Add 1 42” wallshelf	124B	ADD			$157.00
1	Delete 48” Work Table	144			$472.00
1	Delete Refrigerator/ Freezer	145			$3,403.00
1	Delete qty. 1 of 2 Refrigerator	120			$1,981.00		$292.00
1	Increase stand-off add panels to 1st floor	119	ADD			$993.00	$49.65

1	Floor Trough Grate	C8	ADD			$1,244.00
1	Ice Bin Follett DEV132SSG-&1-7	C9		DED	$3,101.00
2	Ice Bin Follett DEV1010SG-48-tca	C9	ADD			$5,534.00	$199.85

GRAND TOTAL	$28,300.13				$10,597.15	$38,295.78	$601.50

Quantity	Description	TOTAL	FREIGHT

1	SHELVING, WIRE, FIVE TIER CORROSION RESISTANT FINISH, TO CONSIST OF: EAGLE METAL MASTERS NO.: EAGLEGARD ESTIMATED FREIGHT:SHELVING, WIRE, FIVE TIER CORROSION RESISTANT FINISH, TO CONSIST OF: EAGLE METAL MASTERS NO.: EAGLEGARD (30) 18”W X 48”L SHELVES (25) 18”W X 36”L SHELVES (44) 74” HIGH STATIONARY POSTS / ESTIMATED FREIGHT	$1,825.00	$66.00
1	REMOTE BEER SYSTEM DRAFT BEER SYSTEM TO CONSIST OF ONE AIR COOLED POWER PACK WITH LEGS, OVERFLOW BOTTLE, CORD KIT, GLYCOL DOW FROST PRE MIX, COOLANT CONNECTOR KIT, TRUNK HOUSING FOR EIGHT LINE BEER SYSTEM, HOUSING BRANCH CONNECTION, SINGLE BASE TEE TOWER AND DRAINER, LOCKING REGULATOR PANEL, NITROGEN DRUM ANTI-MICROBIAL DRAIN TUBING, ALUMINUM HOUSING HANGER, BRAIDED TUBING, AND EIGHT UNIVERSAL EMPTY KEG SENSORS PERLICK CO., INC. NO.: CENTURY FREIGHT DELIVEREDNOTE: LOCATION OF TOWER IS NOT SPECIFIED. FINAL LOCATION MAY AFFECT PRICE.	$5,612.00
1	INSTALLATION OF BEER SYSTEM BY AUTHORIZED SERVICE AGENT, WITH WORK COMPLETED BY UNION PERSONEL DURING NORMAL BUSINESS HOURS, AND INCLUDES START-UP, LEAK TEST, AND ONE YEAR SERVICE AGREEMENT PERLICK CO., INC.	$4,233.00
6	DUNNAGE RACK, TUBULAR SQUARE BAR, ONE TIER, 20llFRONT TO BACK X 4811 LONG X 1211 HIGH, ALL WELDED ALUMINUM CONSTRUCTION EAGLE METAL MASTERS NO.: WDR204812-A / FREIGHT DELIVERED NOTE: DISCREPENCIES EXIST BETWEEN THIS ITEM AND ITEM # C3 AS TO QUANTITIES AND LOCATIONS. PLEASE VERIFY.	$366.00
1	SHELVING, WIRE, FIVE TIER BRIGHT ZINC FINISH, TO CONSIST OF: EAGLE METAL MASTERS NO.: EAGLEBRITE (115) 18”W X 48”L SHELVES’ (15) 18”W X 36”L SHELVES (104) 86”HIGH POSTS FREIGHT INCLUDED IN ITEM #1	$3,840.00
1	WALK-IN COOLER/FREEZER COMBO THREE COMPARTMENT, TWO COOLER, ONE FREEZER, INDOOR BOX WITH SMOOTH ALUMINUM FLOOR WITH INTERNAL RAMP IN FREEZER COMPARTMENT ONLY, 29’9 1/2” WIDE X 6’9 1/2” DEEP S X 8’8” HIGH, 4” VINYL SCREED BASE IN COOLER COMPARTMENTS, EMBOSSED ALUMINUM INTERIOR AND EXTERIOR FINISH, THREE 34”X 78” LEFT HINGED DOORS WITH ALUMINUM TREADPLATE KICKPLATES ON DOOR INTERIOR AND EXTERIOR, NON POSITIVE LATCH/CYLINDER LOCKS, TWO HINGES PER DOOR, DOOR FRAME HEATERS, AND TOP ENCLOSURE PANELS W.A.BROWN	$9,592.00
0	NO.: CUSTOM ESTIMATED FREIGHT: *NOTE: IT IS THE OWNERS RESPONSIBILTY FOR PREPARING THE JOB SITE FOR NEW WALK-IN BOXES, INCLUDING: FLASHING INSIDE & OUTSIDE OF NEW BOX TO BUILDING, AND ANY FORM OF “CUTTING” (HOLES, OPENINGS., ETC...). CONTROL WIRING IF REQUIRED IS TO BE BY OTHERS.	$2,200.00
1

1 LOT
REFRIGERATION SYSTEMS TO CONSIST OF TWO R-22 MEDIUM TEMPERATURE/ PREASSEMBLED REMOTE/ AIR COOLED INDOOR CONDENSING UNITS WITH TWO CEILING MOUNTED COOLER EVAPORATOR COIL AND ONE R-404A LOW TEMPERATURE PRE-ASSEMBLED REMOTE/ AIR COOLED INDOOR CONDENSING UNIT WITH ONE CEILING MOUNTED FREEZER EVAPORATOR COIL
COLD ZONE / NOTE: TRIMARK UNITED EAST/ INC MAKES NO WARRANTIES FOR THE THE REFRIGERATION SYSTEM BEING SIZED PROPERLY AND BEING SUFFICIENT TO HANDLE THE LOAD REQUIREMENTS OF THE WALK-IN UNITS. FURTHER INFORMATION IS REQUIRED REGARDING SPECIFIC TEMPERATURE AND HUMIDITY REQUIREMENTS. ADJUSTMENTS TO REFRIGERATION SYSTEMS PROPOSAL MAY BE NECESSARY.

		$7,107.00
1	INSTALLATION OF REFRIGERATION TO CONSIST OF PLACING UNITS ON BOX ROOFS/ HANG EVAPORATOR COILS/ PROVIDE AND INSTALL REFRIGERATION LINES AND DRAINS WITH HEAT TAPE ON FREEZER DRAIN/START-UP AND OPERATIONAL CHECK/ AND ONE YEAR SERVICE AGREEMENT/ WITH LABOR BY UNION PERSONEL DURING NORMAL BUSINESS HOURS TRIMARK UNITED EAST	$18,638.00
1	ICE CRUSHER, CLAWSON “PRINCESS CHIPPER”, 4LB HOPPER CAPACITY, COUNTER MODEL, 20LBS PER MINUTE CAPACITY, 1/3 HP MOTOR, “V” BELT DRIVE, sis BLADES, HOPPER, AND HOPPER LID CORRECT MODEL NUMBER TRlMARK UNITED EAST NO.: PC-2000 NOTE: PLEASE VERIFYESTIMATED FREIGHT:	$923.00	$55.00

1	EQUIPMENT STAND, STAINLESS 14 GAUGE TYPE 304 sis TOP, 18” WIDE X 20” DEEP X 32” HIGH, WITH sis FRAME, LEGS, AND UNDERSHELF FABRICATE NO.: CUSTOM	$267.00
1	FLOOR TROUGH AND GRATE 12”X 60”X 4”, 14 GAUGE ALL WELDED CONSTRUCTION, PITCHED TO A 4” ID DRAIN WITH S/S REMOVABLE PERFORATED BASKET, WITH CGF MOLDED FIBERGLASS GRATE WITH l”X 4” PATTERN ALL STATE FAB. CORP. / NO.: FDT-12A-CGF	$1,244.00
1	ICE BIN, WITH SMART CART 75 CHUTED, ELEVATED BIN, 1325 LB ICE STORAGE CAPACITY, ONE CART WITH HINGED POLY LID, 75 LB CART CAPACITY, THREE POLY TOTE PADDLE, RAKE, POLY LINER, SMARTGATE, POLY LIFT DOOR WITH POWER HINGE, S/S EXTERIOR BASE FOLLETT CORPORATION / NO.: DEV1325SG-60-7 ESTIMATED FREIGHT:	$2,931.00	$170.00
1	SCOOP HOLDER, PLASTIC WALL MOUNT, INCLUDES ONE POLYCARBONATE SCOOP CAL-MIL PLASTIC PRODUCTS NO.: 631 ESTIMATED FREIGHT:	$32.00	$3.00
2	ICE MAKER, CUBE STYLE / AIR COOLED, SELF CONTAINED CONDENSER, UP TO 1370 LB PRODUCTION PER 24 HOURS, S/S FINISH, HALF DICE SIZE CUBES - MANITOWOC ICE, INC. NO.: QY-1304A @ $3,279.00 - $6,558.00 FREIGHT DELIVERED / STACKED ON ITEM NOTE: HEADS TO BE #9 (C9). PLEASE VERIFY HEIGHT REQUIREMENT.	$6,558.00
2	REFRIGERATION START & CHECK MANITOWOC ICE, INC.	$308.00
2	WATER FILTER ASSEMBLY ARCTIC PURE, DOUBLE FILTER ASSEMBLY, GRADED DENSITY CARBON BLOCK WITH SELF CONTAINED 80 GRAMS SILPHOS SCALE INHIBITOR, WITH WALL BRACKET WITH PRESSURE GAUGE / MANITOWOC ICE, INC. NO.: AR - 40000 FREIGHT DELIVERED / NOTE: MODEL NUMBER SPECIFIED HAS BEEN DISCONTINUED AND REPLACED WITH THE ABOVE UNIT.	$668.00
1	ICE TRANSPORT CART - INCLUDED IN ITEM #9 FOLLETT CORPORATION
1	MOP SINK, FLOOR MOUNTED 16” FRONT TO BACK X 20” LONG X 12” HIGH WATER LEVEL, 2” DRAIN S/S CONSTRUCTION, WITH SERVICE FAUCET ADVANCE TABCO - NO.: 9-0P-40	$661.00
2	SHELF, S/S WALL MOUNTED 12” FRONT TO BACK X 72” WITH BRACKETS TO OFFSET 1” FROM WALL FABRICATE - NO.: CUSTOM PREP TABLE WITH SINK - 14 GAUGE TYPE 304 S/S TOP WITH 6” BACK AND RIGHT END SPLASH, ONE 21”X 21”X 10” DEEP SINK BOWL, 30” FRONT TO BACK X 72” LONG, WITH S/S LEGS AND PARTIAL UNDER-SHELF FABRICATE NO.: CUSTOM M LONG, SHELF	$376.00
1	PREP TABLE WITH SINK 14 GAUGE TYPE 304 S/S TOP WITH 6” BACK AND RIGHT END SPLASH, ONE 21”X 21”X 10” DEEP SINK BOWL, 30” FRONT TO BACK X 72” LONG, WITH S/S LEGS AND PARTIAL UNDER-SHELF FABRICATE NO.: CUSTOM	$805.00
1	FAUCET, 8” OC DECK MOUNT WITH SWIVEL GOOSENECK, 11 3/4” HIGH, LEVER HANDLES, AND 1/2” IPS CC MALE INLETS T & S BRASS WORKS NO.: B-0321-CC / ESTIMATED FREIGHT:	$83.00	$5.00
1	LEVER WASTE, 3 1/2” OPENING 211 DRAIN OUTLET, CAST BRONZE, sis STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 T: / ESTIMATED FREIGHT:	$22.00	$3.00
6	BUN PAN RACK, MOBILE FULL HEIGHT, OPEN SIDES, WITH SLIDES FOR (20) 18”X 26” PANS, SLIDES ON 3” CENTERS, WELDED EXTRUDED ALUMINUM FRAME, SIDE LOADING, ON 4” OVEN PLATE CASTERS EAGLE METAL MASTERS NO.: ORS - 2 62 0 - 3	$1,344.00
1	MEAT SAW, ELECTRIC VERTICAL BLADE, PUSH PULL SWITCH, S/S OPEN FRAME, DIRECT GEAR TRANSMISSION, STATIONARY CUTTING TABLE, WITH ADJUSTABLE LEGS / HOBART CORP / TROY NO.: 6614-1 FREIGHT DELIVERED	$4,505.00
1	HAND SINK, sis WALL MOUNTED 14” WIDE X 10” FRONT TO BACK X 5” DEEP, 20 GAUGE S/S CONSTRUCTION, WITH SPLASH MOUNT FAUCET AND BASKET DRAIN ADVANCE / TABCO NO.: 7-PS-60 / FREIGHT DELIVERED	$115.00
1	WALK-IN MEAT AGING COOLER INDOOR BOX WITHOUT FLOOR, 4” VINYL SCREED BASE, CUSTOM SIZE AND SHAPE, APPROXIMATELY 16’ 4 1/2” WIDE X 18’3 1/2” DEEP X 8’8” HIGH, EMBOSSED ALUMINUM INTERIOR AND EXTERIOR, ONE LEFT HINGED DOOR WITH TWO HINGES, NON POSITIVE LATCH/ CYLINDER LOCK, DOOR FRAME HEATER, DIAMOND ALUMINUM TREAD PLATE KICK PLATE ON INTERIOR AND EXTERIOR OF DOOR W.A.BROWN NO.: CUSTOM FREIGHT INCLUDED IN ITEM #6. SEE NOTE UNDER ITEM #6	$8,179.00
1	GERMICIDAL LIGHT FIXTURES W.A.BROWN / FREIGHT INCLUDED IN ITEM #6	$2,204.00

1	SHELVING, PLASTIC, FIVE TIER POLYMER MATS WITH MICROBAN ANTIMICROBIAL PROTECTION, TO CONSIST OF: INTERMETRO INDUSTRIES NO.: METROMAX Q ESTIMATED FREIGHT: (95) 18”W X 36”L SHELVES (25) 18”W X 48”L SHELVES (96) 74” CASTER POSTS (48) 5” CASTERS WITHOUT BRAKES (48) 5” CASTERS WITH BRAKES FREIGHT INCLUDED IN ITEM #1	$7,582.00	$99.00
1	WALK-IN MEAT COOLER INDOOR BOX WITHOUT FLOOR, 4” VINYL SCREED BASE, APPROXIMATE 8’8 1/2” WIDE X 12’6 1/2”DEEP X 818” HIGH, EMBOSSED ALUMINUM INTERIOR AND EXTERIOR 34” X 78” LEFT HINGED DOOR WITH TWO HINGES, NON POSITIVE LATCH/CYLINDER LOCK, DOOR FRAME HEATER, AND DIAMOND ALUMINUM TREADPLATE KICKPLATE ON INTERIOR AND EXTERIOR OF DOOR W.A.BROWN NO.: CUSTOM $4,077.00 / FREIGHT INCLUDED IN ITEM #6 / SEE NOTE UNDER ITEM #6	$4,077.00
1	REFRIGERATION SYSTEM FOR ABOVE TO CONSIST OF ONE MEDIUM TEMPERATURE, PREASSEMBLED REMOTE, AIR COOLED INDOOR CONDENSING UNIT WITH ONE CEILING MOUNTED EVAPORATOR COIL COLD ZONE / SEE NOTE UNDER ITEM #6A	$2,292.00
1	SCALE, RECEIVING, DIGITAL EASY TO READ DISPLAY, LEGAL FOR TRADE, sis PLATTER, WITH MOBILE STAND HOBART CORP/ TROY NO.: HBR3 00 / FREIGHT DELIVERED	$1,393.00
1	REFRIGERATION SYSTEMFOR MEAT AGING COOLER, TO CONSIST OF ONE MEDIUM TEMPERATURE PREAS SEMBLED REMOTE, AIR COOLED INDOOR CONDENSING UNIT WITH ONE CEILING MOUNTED EVAPORATOR COIL COLD ZONE SEE NOTE UNDER ITEM #6A	2,745.00
1	REFRIGERATION SYSTEM FOR TRASH ROOM, TO CONSIST OF ONE MEDIUM TEMPERATURE, PREASSEMBLED REMOTE, AIR COOLED INDOOR CONDENSING UNIT WITH ONE CEILING MOUNTED EVAPORATOR COIL COLD ZONE / SEE NOTE UNDER ITEM #6A SPARE NUMBER	$2,099.00
1	WATER STATION, DROP IN / T & S BRASS WORKS / NO.: B - 12 3 0 ESTIMATED FREIGHT:	$128.00	$10.00
3	3540 BLUE SLIM JIM 30” / RUBBERMAID COMMERCIAL NO.: 3540 - BLUE:/
	ESTIMATED FREIGHT NOTE: ONE UNIT LABELED AS ITEM “B13”	$66.00	$5.00
2	BOTTLE COOLER, FLAT TOP SELF CONTAINED REFRIGERATION SYSTEM, DEEP WELL DESIGN, ONE SLIDING DOOR, BLACK POWDER COAT EXTERIOR, S/S TOP, GALV. INTERIOR, BACK, AND BOTTOM, 24” LONG BOTTLE RAIL, AND WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY / PERLICK CO., INC. NO.: BC24PG / FREIGHT DELIVERED	$1,978.00
2	ICE BIN AND COCKTAIL STATION 24” LONG, WITH ABS TOP LEDGE, 18 5/8” DEEP, 6” SPLASH, APPX 70 LB ICE CAPACITY, S/S CONSTRUCTION, WITH ONE 48” BOTTLE RAIL, ONE 60” BOTTLE RAIL, TWO 2411 AND TWO 30” BOTTLE RAILS PERLICK CO., INC. NO.: TS24IC @ $672.00 / FREIGHT DELIVERED NOTE: TWO 24” UNITS AND ONE 36 ARE DRAWN ON PLAN, HOWEVER,THE SPECIFICATIONS CALL FOR TWO 30” AND ONE 36” UNIT. QUOTED PER DRAWING. PLEASE VERIFY.	$1,344.00
1	ICE BIN AND COCKTAIL STATION 36” LONG, WITH ABS TOP LEDGE, 18 5/8” DEEP, 6” BACKSPLASH, APPROXIMATELY 85 LB ICE CAP., S/S CONSTRUCTION PERLICK CO., INC. NO.: TS36IC FREIGHT DELIVERED SEE NOTE UNDER ITEM #30 ABOVE	$400.00
1	DRAINBOARD, BAR TYPE 36” LONG, MODULAR DESIGN, 18 5/8” DEEP, WITH 6” SPLASH, S/S CONSTRUCTION PERLICK CO., INC. NO.: TS36 FREIGHT DELIVERED NOTE: PLAN HAS ONE 36” AND ONE 24” UNIT DRAWN, HOWEVER, THE SPECIFICATIONS CALL FOR TWO 36” UNITS. PLEASE VERIFY.	$282.00
1	DRAINBOARD, BAR TYPE 24” LONG, MODULAR DESIGN, 18 5/8” DEEP, 6” BACKS PLASH , S/S CONSTRUCTION PERLICK CO., INC. NO.: TS24 245.00 FREIGHT DELIVERED SEE NOTE UNDER ITEM #31	$245.00
2	BAR SINK, ONE COMPARTMENT 12” WIDE X 18 5/8” DEEP, WITH 6” BACKS PLASH , S/S CONSTRUCTION, WITH GOOSENECK FAUCET PERLICK CO., INC.NO.: TS12HS @ $353.00 FREIGHT DELIVERED	$706.00
2	STORAGE BIN, GLASS WITH DRAINBOARD TOP PERLICK CO., INC. NO.: 7055A-D @ $506.00 FREIGHT DELIVERED	$1,012.00
1	BAR SINK, THREE COMPARTMENT 36” LONG, UNDERBAR WORKBOARD UNIT, 18 5/8” DEEP, 6” BACKSPLASH, S/S CONSTRUCTION, WITH TWO 36” LONG BOTTLE RAILS / PERLICK CO., INC. NO.: TS33C / $875.00 FREIGHT DELIVERED NOTE: SPECS CALL FOR A 24”DEEP UNIT, HOWEVER, AN 18 5/8” DEEP MODEL WAS DRAWN AND INCLUDED IN THE PROPOSAL	$875.00

2	BACKBAR STORAGE CABINET REFRIGERATED, THREE SECTION, PAINTED EXTERIOR CABINET, THREE HINGED DOORS READY FOR FIELD LAMINATION (BY GENERAL CONTRACTOR), WITH 4” LEGS AND BASE PLATE KIT, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY PERLICK CO., INC. NO.: BS3D @ $2270.00} FREIGHT DELIVERED NOTE: ONE UNIT WITH COMPRESSOR ON RIGHT AND ONE UNIT WITH THE COMPRESSOR ON THE LEFT.	$4,540.00
1	MILLWORK, NOT IN CONTRACT N.I.C. ITEMS 39- 99 SPARE NUMBERS	NIC
1	RACK SHELF, STAINLESS STEEL DOUBLE SIDED, 24” FRONT TO BACK X 84” LONG, TABLE MOUNTED TO ITEM #101 SOILED DISHTABLE FABRICATE NO.: CUSTOM	$605.00
1	SOILED DISHTABLE, STAINLESS “L” SHAPED, 14 GAUGE STAINLESS STEEL TOP WITH BACKSPLASH AND LANDING SHELF, 3” RAISED ROLL FRONT EDGE, 84” LONG LANDING SECTION X 84” TO MACHINE, LEFT TO RIGHT OPERATION, WITH ONE 18”X 18”X 8” DEEP PRERINSE SINK WITH RACK GUIDE, sis OPEN LEG BASE AND CROSSRAILS FABRICATE NO.: CUSTOM	$1,753.00
1	PRERINSE UNIT, SPLASH MOUNT BASE FAUCET WITH SPRING CHECK CARTRIDGE AND LEVER HANDLES, 2” DIAMETER FLANGES WITH 1/2” FEMALE INLETS, IS” OVERHANG, 18” RISER, WITH S/S FLEXIBLE HOSE, SPRAY VALVE, AND 6” WALL BRACKET T & S BRASS WORKS / NO.: B - 013 3 - B FREIGHT DELIVERED	$180.00	$10.00
1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT:	$22.00	$3.00
1	1 EA - DISHWASHER, DOOR TYPE EXTENDED HOOD, HIGH TEMPERA TURE, WITH BUILT IN 70 DEGREE RISE BOOSTER HEATER, CORNER DESIGN, DOOR SAFETY SWITCH, AUTO FILL, S/S FRONT AND SIDE PANELS, S/S CONSTRUCTION, ELECTRIC TANK HEAT CHAMPION INDUSTRIES NO.: D-HBTC / FREIGHT DELIVERED	$8,652.00
1

CONDENSATE HOOD, STAINLESS CANOPY STYLE, 36” FRONT TO BACK X 36” LONG, WITH EXHAUST RISER, 24” TOP ENCLOSURE PANEL FULL PERIMETER GUTTER, AND ALUMINUM MESH FILTER, TYPE 304 S/S CONSTRUCTION CAPTIVE AIRE SYSTEM NO.: 3624VH1
*NOTE: TRIMARK UNITED EAST MAKES NO WARRANTIES EITHER AS TO THE SUITABILITY OF THE STRUCTURE TO SUSTAIN THE HOOD OR TO THE SURROUNDING AREA OF THE HOOD MEETING ANY EXISTING CODE REQUIREMENTS. PERMITS, IF REQUIRED, ARE NOT TRIMARK UNITED EAST’S RESPONSIBILITY. ALL SWITCHES, MOTOR PROTECTION DEVICES AND/OR ELECTRICAL DISCONNECTS ARE BY OTHERS UNLESS SPECIFICALLY LISTED HEREIN. FREIGHT INCLUDED IN ITEM #119

		$775.00
1	1 LOT - EXHAUST FAN, CURB, AND DUCT NOT IN CONTRACT	NIC
1	CLEAN DISHTABLE, STAINLESS 14 GAUGE TYPE 304 S/S TOP WITH BACK AND RIGHT END SPLASH, 3” RAISED ROLLED FRONT EDGE, LEFT TO RIGHT OPERATION, 80” LONG, WITH S/S LEGS AND PARTIAL UNDERSHELF FABRICATE NO.: CUSTOM	$696.00
1	RACK SHELF, STAINLESS STEEL SLANTED, 21” FRONT TO BACK X 42” LONG, WALL MOUNTED FABRICATE NO.: CUSTOM	$273.00
2	HAND SINK, S/S WALL MOUNTED 14” WIDE X 1011 FRONT TO BACK X 5” DEEP BOWL, 20 GAUGE S/S CONSTRUCTION, WITH SPLASH MOUNT FAUCET AND BASKET DRAIN ADVANCE / TABCO NO.: 7 - P S - 60 @ $115.00 FREIGHT DELIVERED	$230.00
1	PICKUP COUNTER, STAINLESS 14 GAUGE TYPE 304 S/S TOP, 18” FRONT TO BACK X 66” LONG X 34” HIGH, WITH ONE 12” X 36” ICE PAN WITH DRAIN, OPEN FRONT CABINET BASE WITH BOTTOM AND ONE INTERMEDIATE SHELF, AND ON 6” LEGS	$2,256.00
1	PREP COUNTER, REFRIGERATED 14 GAUGE TYPE 304 S/S TOP WITH RIGHT SIDE SPLASH, 33” FRONT TO BACK X 9’6” LONG, ONE 18”X 21”X 10” DEEP HAND SINK, RAISED REFRIGEATED RAIL, THREE SECTION WITH HINGED DOORS, SELF CONTAINED REFRIGEATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY FABRICATE NO.: CUSTOM FREIGHT DELIVERED	$8,416.00	$5.00
1	FAUCET, DECK MOUNT, 8” OC WITH SWIVEL GOOSENECK SPOUT, LEVER HANDLES, AND 1/2” IPS CC MALE INLETS T & S BRASS WORKS / NO.: B - 0321- CC ESTIMATED FREIGHT	$83.00

1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT	$22.00	$3.00
1	DOUBLE OVERSHELF, STAINLESS TABLE MOUNTED TO ITEM #109, TWO 18” WIDE X 9’6” LONG SHELVES, WITH PROVISION FOR HEAT LAMPS MOUNTED UNDER TOP SHELF AND PREWIRED, ONE OUTLET COMPLETE WITH WORK BOX, 120 VOLT GFI OUTLET, AND S/S COVER PLATE AND ONE DATA PORT FABRICATE NO.: CUSTOM	$1,482.00
1	SHELF, S/S WALL MOUNTED 12” WIDE X 24” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$129.00
	UTILITY SINK, STAINLESS ONE COMPARTMENT, 14 GAUGE TYPE 304 S/S TOP WITH BACKSPLASH, 3” RAISED ROLLED FRONT AND SIDE EDGES, 21”X 27”X 12”DEEP SINK BOWL, S/S OPEN FRAME BASE WITH CROSSRAILS FABRICATE NO.: CUSTOM	$902.00
	B231CC FAUCET 8”O.C.-12”NOZZLE SPLASH MOUNT, WITH 1/2” IPS CC MALE INLETS, LEVER HANDLES T & S BRASS WORKS / NO.: B - 0231 CC / ESTIMATED FREIGHT	$79.00	$5.00
1	LEVER WASTE, 3 1/211 OPENING 211 DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT:	$22.00	$3.00
1	REFRIGERATOR, REACH-IN ONE SECTION, 31 CUBIC FEET, S/S EXTERIOR, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, ONE S/S LEFT HINGED DOOR WITH LOCK DIGITAL THERMOMETER, ON 411 CASTERS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY / TRUE. NO.: TAIR-IS / FREIGHT DELIVERED	$1,981.00
1	REFRIGERATOR RACK, FULL SIZE OPEN FRAME DESIGN, HOLDS (16) 1811X 2611 SHEET PANS, SLIDES ON 311 CENTERS, HEAVY DUTY ALUM. CONSTRUCTION, END LOADING, 5111 HIGH / TRIMARK UNITED EAST / NO.: APRI618/51NCKD ESTIMATED FREIGHT	$132.00	$15.00
1	BROILER, DECK TYPE, GAS TWO INFRA-RED DECKS, ENCLOSED BASE, S/S TOP, FRONT, ANDSIDES, FREE STANDING, ON CASTERS SOUTHBEND NO.: 270 FREIGHT DELIVERED	$8,601.00
1	GAS CONNECTOR KIT, 1” INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING/ DORMONT MANUFACTURING CO NO.: 16100 KIT 2S-36 ESTIMATED FREIGHT:	$194.00	$5.00
2	SG14S FRYER, S/S POT 40#, N.G. SOLSTICE FRYER, HEAVY DUTY FLOOR MODEL, 40-50 LB FAT CAPACITY, MILLIVOLT THERMOSTAT S/S TANK, DOOR, FRONT, AND SIDES, ON CASTERS / PITCO NO.: SG14S @ $1406.00 FREIGHT DELIVERED	$2,812.00
2	GAS CONNECTOR KIT 3/4”INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING/ DORMONT MANUFACTURING CO NO.: 1675 KIT2S-36 ESTIMATED FREIGHT:	$272.00	$10.00
1	RANGE, HEAVY DUTY, 34” ONE 17” FRY TOP WITH 3/4” POLISHED STEEL PLATE LEFT WITH MANUAL CONTROLS, TWO 30,000 BTU OPEN BURNERS RIGHT, STANDARD OVEN BASE, 3/4” REAR GAS WITH PRESSURE REGULATOR, DOUBLE DECK HIGH SHELF, AND ON CASTERS / VULCAN NO.: GH60/45 FREIGHT DELIVERED	$4,443.00
1	GAS CONNECTOR KIT 3/4”INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING/ DORMONT MANUFACTURING CO NO.: 1675 KIT2S-36 NOTE: MODEL NUMBER AND DESCRIPTION WRITTEN IN SPECIFICATIONS DO NOT MATCH. ESTIMATED FREIGHT:	$136.00	$5.00
1	RANGE, HEAVY DUTY, GAS, 34” SIX 30,000 BTU OPEN BURNERS WITH CAST IRON TOP GRATES, STANDARD OVEN BASE, 3/4” REAR GAS CONNECTION WITH PRESSURE REGULATOR, DOUBLE DECK HIGH SHELF, AND ON CASTERS/ VULCAN NO.: GH6 FREIGHT DELIVERED	$4,019.00
1	GAS CONNECTOR KIT 3/4”INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING / DORMONT MANUFACTURING CO NO.: 1675 KIT2S-36 ESTIMATED FREIGHT	$136.00	$5.00

1	CONVECTION STEAMER, GAS TWO COMPARTMENT, WITH TWIN GENERATORS, 22” CABINET BASE, (3) 12”X 20”X 2 1/2” DEEP PANS PER COMPARTMENT, sis CONSTRUCTION, DUAL WATER CONNECTION/ GROEN NO.: HY-6G FREIGHT DELIVERED NOTE: THIS MODEL AND SERIES OF STEAMERS TO BE DISCONTINUED BY THE MANUFACTURER.	$8,165.00
1	PURESTEAM WATER TREATMENT SYST FILTER CARTRIDGE AND TREATMENT BLEND CARTRIDGE, AND INCLUDES TWO YEAR BOILER OR STEAM GENERATOR WARRANTY, AND INCLUDES PRE FILTER / GROEN NO.: 13 902 5	$447.00
1	GAS CONNECTOR KIT 1/2”INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING/ DORMONT MANUFACTURING CO NO.: 1650 KIT2S-36 ESTIMATED FREIGHT	$111.00	$5.00
1	EXHAUST HOOD, STAINLESS STEEL CANOPY STYLE, WITH FRONT MOUNT SUPPLY AIR PLENUM, TYPE 304 S/S WHERE EXPOSED, 60” FRONT TO BACK INCLUDING 3” REAR STANDOFF X 14’6” LONG X 24” HIGH, TWO 10”X 16” EXHAUST RISERS, THREE 12”X 16” SUPPLY RISERS WITH VOLUME DAMPERS, TOP ENCLOSURE PANELS, S/S BAFFLE FILTERS, INCANDESCENT LIGHT FIXTURES, AND S/S WALL PANEL / CAPTIVE AIRE SYSTEM NO.: 5724ND-PSP	$3,919.00
1	ESTIMATED FREIGHT / DELIVERED AND HUNG ONLY / SEE NOTE UNDER ITEM #103	$1,520.00
1	FIRE SUPPRESSION SYSTEM LIQUID CHEMICAL, TO PROTECT EXHAUST HOODS AND THE EQUIPMENT UNDERNEATH, WITH INSTALLATION BY UNION PERSONNEL DURING NORMAL BUSINESS HOURS / TRIMARK UNITED EAST NO.: PYRO CHEM *NOTE: IF GAS VALVE IN EXCESS OF 2” IS REQUIRED, AN ADDITIONAL CHARGE WOULD APPLY. ANY CHARGES FOR PERMITS, DETAIL DRAWINGS AND/OR DOCUMENTATION REQUIRED BY LOCAL FIRE DEPT., AND CONNECTION TO ALARM SYSTEMS WILL BE IN ADDITION. REQUIREMENTS UPON INSTALLATION MAY VARY PRODUCT NEEDS. THEREFORE, PRICE MAY CHANGE. IN ADDITION, IF AIR OR DUMP TEST IS REQUIRED, AN ADDITIONAL CHARGE MAY APPLY.	$13,994.00
	NOTE: THE ABOVE WAS PRICED AS INDIVIDUAL SYSTEMS FOR EACH EXHAUST HOOD. PRICE SUBJECT TO CHANGE PENDING INFORMATION ON DUCTWORK.
1	EXHAUST FANS, CURBS, AND DUCT NOT IN CONTRACT	NIC
1	SUPPLY AIR FAN, CURB, AND DUCT NOT IN CONTRACT	NIC
2	REFRIGERATOR, REACH-IN ONE SECTION, 31 CUBIC FEET, S/S EXTERIOR, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, ONE RIGHT HINGED S/S DOOR WITH LOCK, DIGITAL THERMOMETER, ON CASTERS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TAIR-IS FREIGHT DELIVERED	$3,962.00
2	INSERT RACK, FULL SIZE OPEN FRAME DESIGN, HOLDS (16) 18”X 26” SHEET PANS, SLIDES ON 3” CENTERS, HEAVY DUTY ALUM. CONSTRUCTION, END LOADING, 51’1 HIGH TRIMARK UNITED EAST NO.: APRI618/51NC/K / ESTIMATED DELIVERY	$256.00	$30.00
2	SHELF, S/S WALL MOUNTED 14” WIDE X 84” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$408.00
1	LETTUCE CRISPER/DISPENSER “SILVER KING”, REFRIGERATED, HINGED FRONT DOOR,WITH SERVICE CHUTE WITH CLEAR LIFT UP DOOR, 50 HEAD CAPACITY REMOVABLE BIN S/S FRONT, SIDES, AND INTERIOR / TRIMARK UNITED EAST NO.: SK2SB / ESTIMATED DELIVERY	$1,160.00	$45.00
1	REFRIGERATED PREP COUNTER - 14 GAUGE TYPE 304 S/S TOP, 33” FRONT TO BACK X 78” LONG, THREE SECTION REFRIGERATED BASE WITH HINGED DOORS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY, AND ON 6” ADJUSTABLE LEGS - FABRICATE NO.: CUSTOM	$6,528.00
2	SHELF, S/S WALL MOUNTED 14” WIDE X 54” LONG, WITH BRACKETS FOR MOUNTING SHELF I” OFF THE WALL FABRICATE NO.: CUSTOM	$342.00
1	UTILITY COUNTER, STAINLESS - 14 GAUGE TYPE 304 S/S TOP WITH BACK AND LEFT END SPLASH, 30” FRONT TO BACK X 84 II LONG, ONE 12”X 14”X 10” SINK BOWL LEFT, OPEN FRONT CABINET BASE WITH PROVISION FOR UNDERCOUNTER REFRIGERATOR, SINK COMPARTMENT BOTTOM AND ONE INTERMEDIATE SHELF ON BALANCE OF BASE, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM	$1,044.00
1	FAUCET, DECK MOUNT, 8”OC WITH SWIVEL GOOSENECK, LEVER HANDLES, AND 1/211 IPS CC MALE INLETS T & S BRASS WORKS NO.: B-0321-CC	$83.00	$5.00

2	SHELF, sis WALL MOUNTED 14” WIDE X 4211 LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF THE WALL FABRICATE NO.: CUSTOM	$312.00
1	COFFEE BREWER, BY VENDOR NOT IN CONTRACT	NIC
1	ESPRESSO MAKER, BY VENDOR NOT IN CONTRACT	NIC
1	ICE TEA BREWER, BY VENDOR NOT IN CONTRACT	NIC
1	UNDERCOUNTER REFRIGERATOR LOW PROFILE, 6.5 CUBIC FEET, S/S TOP AND SIDES, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, ONE sis RIGHT HINGED DOOR, ON 2” CASTERS, FRONT BREATHING SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TUC - 2 7 LP FREIGHT DELIVERED NOTE: SPECIFICATIONS DO NOT SPECIFY LOW PROFILE, HOWEVER, LOW PROFILE WILL BE NEEDED FOR THIS APPLICATION. TRUE NO.: TUC - 2 7 LP FREIGHT DELIVERED NOTE: SPECIFICATIONS DO NOT SPECIFY LOW PROFILE, HOWEVER, LOW PROFILE WILL BE NEEDED FOR THIS APPLICATION.	$876.00
1	CONVECTION OVEN, ELECTRIC ONE DECK, SOLID STATE CONTROLS S/S FRONT, SIDES, AND TOP, 60 MINUTE MECHANICAL TIMER, AND TWO SPEED FAN - SOUTHBEND NO.: EH-10SC FREIGHT DELIVERED NOTE: LOCATION ON PLAN INDICATES A POTENTIAL CONFLICT WITH THE WALL SHELVES. PLEASE VERIFY.	$1,891.00
1	DOUBLE OVER SHELF, STAINLESS 18” WIDE X 1510” LONG, TWO TIER, WITH WARMER CONTROL HOUSING, TWO OUTLETS WITH WORK BOXES, 120V GFI OUTLETS, S/S COVER PLATES, AND TWO DATA PORT PRINTER OUTLETS, TABLE MOUNTED TO ITEM #139 CHEF COUNTER FABRICATE NO.: CUSTOM	$2,473.00
4	HEAT LAMP, ROD TYPE STANDARD WATTAGE, TUBULAR METAL HEATER ROD, DOUBLE HEATER ROD HOUSING WITH 3” SPACING, ALUMINUM CONSTRUCTION 1600 WATTS, 48” LONG, WITH REMOTE INFINITE CONTROLS AND ENCLOSURE, AND ANGLE MOUNTING BRACKETS - HATCO CORP NO.: GRA-48D3 NOTE: MODEL NUMBER SPECIFIED HAS LIGHTS BUT SPECIFICATIONS STATE NO LIGHTS. QUOTED WITHOUT LIGHTS. PLEASE VERIFY ESTIMATED FREIGHT	$1,520.00	$60.00
1	CHEF’S COUNTER, STAINLESS - 14 GUAGE S/S TOP WITH ONE 18”X 16”X 10” DEEP SINK BOWL, THREE OPENINGS FOR ITEM #139A DROP IN HOT FOOD WELLS, 33” FRONT TO BACK X 15’0” LONG, WITH REFRIGERATED RAISED RAIL,THREE SECTION REFRIGERATED BASE WITH DRAWERS, TWO DRAWERS PER SECTION, OPEN CABINET BASE AT HOT FOOD WELLS AND SINK, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM	$13,530.00
1	HOT FOOD WELL, DROP-IN INCLUDED IN ITEM #139 RANDELL MFG.	NIC
1	FAUCET, 8”0C, DECK MOUNT WITH SWIVEL GOOSENECK, LEVER HANDLES, AND 1/2” IPS CC MALE INLETS T & S BRASS WORKS NO.: B-0321-CC ESTIMATED FREIGHT	$83.00	$5.00
	ESTIMATED FREIGHT
1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, sis STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT	$22.00	$3.00
1	PLATE STORAGE CABINET 14 GAUGE S/S TOP WITH TWO CUT OUTS FOR ITEM #143 HOT FOOD WELLS, HEATED PLATE STORAGE SECTION, WITH PERFORATED BOTTOM AND INTERMEDIATE SHELF, 18” FRONT TO BACK X 1510” LONG X 34” HIGH, AND ON 6” LEGS FABRICATE NO.: CUSTOM NOTE: THE ABOVE ITEM INCLUDES ELECTRICAL BREAKER PANEL.	$8,704.00
1	ICE COOLED PAN, INCLUDED IN ITEM #108 FABRICATE NO.: CUSTOM	NIC
1	UTILITY COUNTER, STAINLESS - 14 GAUGE sis TOP WITH BACKSPLASH, 30” FRONT TO BACK X 4211 LONG, CABINET BASE WITH DRAWERS, TWO SECTION WITH TWO DRAWERS PER SECTION, ONE FULL LENGTH 2911 WIDE RICHLITE CUTTING BOARD, AND ON 6” AD-. JUSTABLE LEGS FABRICATE NO.: CUSTOM	$1,200.00

2	HOT FOOD WELL, DROP IN ELECTRIC, INSULATED,INDIVIDUAL PAN DESIGN, WET OR DRY, ONE PAN SIZE FOR 12”X 20” PANS, WITH INDIVIDUAL CONTROLS APW WYOTT FOOD SERVICE NO.: HFW-l . ESTIMATED FREIGHT:	$470.00	$45.00
1	WORK TABLE, STAINLESS 14 GAUGE TYPE 304 S/S TOP WITH BACK AND LEFT END SPLASH, 30” FRONT TO BACK X 48” LONG, WITH S/S LEGS AND TWO UNDERSHELVES FABRICATE NO.: CUSTOM	$472.00
1	REACH-IN REFRIGERATOR/FREEZER DUAL TEMPERATURE, 13 CUBIC FEET REFRIGERATOR SECTION, 13 CUBIC FEET FREEZER SECTION, S/S EXTERIOR, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, TWO S/S HALF SIZE RIGHT HINGED DOORS WITH LOCKS, ON 4” CASTER SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YEAR COMPRESSOR WARRANTY TRUE NO.: TA1DT - 2HS FREIGHT DELIVERED NOTE: MODEL NUMBER SPECIFIED INDICATES ONE FULL HEIGHT DOOR HOWEVER, TWO HALF DOORS ARE REQUIRED FOR A DUAL TEMPERATURE UNIT.	$3,403.00
1	UNDERCOUNTER DISHWASHER HIGH TEMPERATURE, WITH BUILT IN BOOSTER HEATER WITH 40 DEGREE RISE, 1/2 HP PUMP MOTOR CHAMPION INDUSTRIES NO.: UH150B-(40) FREIGHT DELIVERED	$2,817.00
1	WATER STATION, DROP-IN T & S BRASS WORKS NO.: B -12 3 0 ESTIMATED FREIGHT:	$128.00	$10.00
1	3540 BLUE SLIM JIM 30n RUBBERMAID COMMERCIAL NO.: 3540 - BLUE	$22.00	$3.00
1	BOTTLE COOLER, FLAT TOP 24 IN LONG, DEEP WELL DESIGN, ONE SLIDING DOOR, BLACK POWDER COAT EXTERIOR, sis TOP, GALVANIZED INTERIOR, BACK AND BOTTOM, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY PERLICK CO., INC. NO.: BC24PG FREIGHT DELIVERED / NOTE: MODEL NUMBER SPECIFIED IS A 48” LONG UNIT. UNIT IS DRAWN AND QUOTED AS A 24”LONG UNIT WITHOUT SPEED RAIL.	$931.00
1	ICE BIN AND COCKTAIL STATION 30” LONG, WITH ABS TOP LEDGE, MODULAR, 18 5/8” DEEP, WITH 6” SPLASH, APPROXIMATELY 70 LB ICE STORAGE CAPACITY, S/S CONSTRUCTION PERLICK CO., INC. NO.: TS30IC	$368.00
1	DRAINBOARD, BAR MODULAR DESIGN, WITH 6” SPLASH, TION PERLICK CO., INC. NO.: TS18 TYPE 18 5/8” DEEP, S/S CONSTRUC FREIGHT DELIVERED NOTE: SPECIFIED AS A 30” LONG UNI T. DRAWN AND QUOTED AS A 18” LONG UNIT	$223.00
1	SPEED RAILS TO CONSIST OF: PERLICK CO., INC. - (1) 48” LONG SINGLE TIER (2) 24” LONG SINGLE TIER FREIGHT DELIVERED	$161.00
2	SHELF, S/S WALL MOUNTED 1211 WIDE X 24” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$268.00
1	HAND SINK, FREE STANDING 1811 WIDE, WITH FAUCET AND TOWEL DISPENSER, MODULAR WORK BOARD UNIT, 18 5/811 DEEP, WITH 6” SPLASH, S/S CONSTRUCTION PERLICK CO., INC. NO.: TS18HSN FREIGHT DELIVERED NOTE: MODEL NUMBER SPECIFIED IS A 12” WIDE UNIT. AN 18” UNIT IS DRAWN ON THE PLAN. PLEASE VERIFY.	$562.00
1	STAINLESS STEEL FILLER - FABRICATE NO.: CUSTOM	$172.00
1	SHELVING, WIRE, FIVE TIER BRIGHT ZINC FINISH, TO CONSIST OF: EAGLE METAL MASTERS NO.: EAGLE BRITE (5) 18”W X 42”L SHELVES (4) 86” HIGH POSTS - FREIGHT INCLUDED IN ITEM #1 ITEMS 157- 199 SPARE NUMBERS	$167.00
1	RACK SHELF, DOUBLE SIDED 24” FRONT TO BACK X 60” LONG, S/S CONSTRUCTION, TABLE MOUNT TO ITEM #201 SOILED DISHTABLE FABRICATE NO.: CUSTOM	$556.00

1	SOILED DISHTABLE, STAINLESS “L” SHAPED, 14 GAUGE TYPE 304 S/S TOP WITH BACKSPLASH, 12” LANDING SHELF, AND 3” RAISED ROLLED FRONT AND LEFT EDGES, LEFT TO RIGHT OPERATION, 60” LANDING SHELF SECTION X 84”TO DISHMACHINE, ONE 18”X 18”X 8” DEEP PRERINSE SINK WITH RACK GUIDES, S/S OPEN FRAME BASE WITH CROSSRAILS FABRICATE NO.: CUSTOM	$1,675.00
1	PRERINSE UNIT, SPLASH MOUNT BASE FAUCET WITH SPRING CHECK CARTRIDGE AND LEVER HANDLES, 2” DIAMETER WITH 1/2” NPT FEMALE ECCENTRIC FLANGED INLETS, IS” OVERHANG, 18” RISER, WITH S/S FLEXIBLE HOSE, SPRAY VALVE AND WALL BRACKET T & S BRASS WORKS NO.: B - 0 13 3 - ESTIMATED FREIGHT:	$180.00	$5.00
1	LEVER WASTE, 3 1/211 OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913	$22.00	$3.00
1	DISHWASHER, DOOR TYPE EXTENDED HOOD, HIGH TEMPEBOOSTER, CORNER DESIGN, ADJUSTABLE 1, 2, 4, OR 6 MINUTE CYCLE, DOOR SAFETY SWITCH, AUTO-FILL, S/S FRONT AND SIDE PANELS, S/S CONSTRUCTION, ELECTRIC TANK HEAT, WITH TWO PEG AND TWO COMBINATION RACKS CHAMPION INDUSTRIES NO.: D-HBTC	$8,652.00
1	EXHAUST HOOD, STAINLESS STEEL CANOPY STYLE, TYPE 304 S/S CONSTRUCTION, WITH 24” HIGH TOP ENCLOSURE PANELS ON TWO SIDES, ONE EXHAUST RISER, ALUMINUM MESH FILTER, AND FULL PERIMETER GUTTER CAPTIVE AIRE SYSTEM NO.: 3624VH1 FREIGHT INCLUDED IN ITEM #119 SEE NOTE UNDER ITEM # 103 - FREIGHT DELIVERED	$775.00
1	EXHAUST FAN, CURB, AND DUCT NOT IN CONTRACT	NIC
1	CLEAN DISHTABLE, STAINLESS - 14 GAUGE TYPE 304 sis TOP WITH BACK AND RIGHT END SPLASH, 60” LONG, WITH 3” RAISED ROLLED FRONT EDGE, LEFT TO RIGHT OPERATION, AND WITH sis LEGS AND PARTIAL UNDERSHELF FABRICATE NO.: CUSTOM	$514.00
1	RACK SHELF, STAINLESS STEEL SLANTED, WALL MOUNTED, 21” FRONT TO BACK X 42” LONG FABRICATE NO.: CUSTOM	$273.00
3	HAND SINK, S/S WALL MOUNTED 14” WIDE X 10” FRONT TO BACK X 5” DEEP SINK BOWL, 20 GAUGE S/S CONSTRUCTION, WITH SPLASH MOUNT FAUCET AND BASKET DRAIN ADVANCE TAB CO ADVANCE TAB CO NO.: 7-PS-60 @ $115.00 FREIGHT DELIVERED	$345.00
1	SHELF,S/S WALL MOUNTED 12” FRONT TO BACK X 24” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$129.00
1	UTILITY SINK, STAINLESS	$1,044.00
1	B231CC FAUCET 8”O.C.-12”NOZZLE SPLASH MOUNT, WITH 1/2” IPS CC MALE INLETS, LEVER HANDLES T & S BRASS WORKS NO.: B-0231CC ESTIMATED FREIGHT:	$79.00	$5.00
1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, sis STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT:	$22.00	$3.00
1	REFRIGERATOR, REACH IN ONE SECTION, 31 CUBIC FEET, sis EXTERIOR, WHITE ALUMINUM INTERIOR WITH sis FLOOR, sis LEFT HINGED DOOR WITH LOCK, DIGITAL THERMOMETER,ON CASTERS SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YEAR COMPRESSOR WARRANTY TRUE NO.: TAIR-1S FREIGHT DELIVERED	$1,981.00
1	INSERT RACK, FULL SIZE OPEN FRAME DESIGN, HOLDS (16) 18”X 26” SHEET PANS, SLIDES ON 3” CENTERS, HEAVY DUTY ALUM. CONSTRUCTION, END LOADING, 51” HIGH TRlMARK UNITED EAST NO.: APR1618/51NCKD	$132.00
1	BROILER, DECK TYPE, GAS TWO INFRA-RED DECKS, ENCLOSED BASE, S/S TOP, FRONT, AND SIDES, FREE STANDING DESIGN, ON CASTERS SOUTHBEND FREIGHT DELIVERED	$8,601.00
1	GAS CONNECTOR KIT 111 INSIDE DIAMETER, 3611 LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING - DORMONT MANUFACTURING CO NO.:16100KIT2S-36 ESTIMATED FREIGHT:	$194.00	$5.00

2	SG14S FRYER, S/S POT 40#, N.G. HEAVY DUTY FLOOR MODEL, 40-50 LB FAT CAPACITY, MILLIVOLT THERMOSTAT, S/S TANK, DOOR, FRONT, AND SIDES, ON CASTERS. PITCO NO.: SG14S FREIGHT DELIVERED	$2,812.00
2	GAS CONNECTOR KIT 3/4”INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO NO.: 1675 KIT2S-36 ESTIMATED FREIGHT	$272.00	$10.00
1	RANGE, GAS, HEAVY DUTY, 34” ONE 17” FRY TOP WITH 3/4” POLISHED STEEL PLATE LEFT WITH MANUAL CONTROLS, TWO 30,000 BTU OPEN BURNERS RIGHT, STANDARD OVEN BASE, S/S FRONT, 3/4” REAR GAS CONNECTION WITH PRESSURE REGULATOR, ON CASTERSAND WITH DOUBLE DECK HIGH SHELF VULCAN NO.: GH60/45 FREIGHT DELIVERED	$4,443.00
1	GAS CONNECTOR KIT 3/4”INSIDE DIAMETER/ 36” LONG/ WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE/ FULL PORT GAS VALVE/ AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO DORMONT MANUFACTURING CONO.: 1675 KIT2S-36 ESTIMATED FREIGHT:	$136.00	$5.00
1	RANGE, GAS / HEAVY DUTY/ 34” SIX 30/000 BTU OPEN BURNERS WITH CAST IRON TOP GRATES, STANDARD OVEN BASE/ S/S FRONT, 3/4” REAR GAS CONNECTION WITH PRESSURE REGULATOR/ ON CASTERSAND WITH DOUBLE DECK HIGH SHELF VULCAN NO.: GH6 FREIGHT DELIVERED	$4,019.00
1	GAS CONNECTOR KIT 3/4” INSIDE DIAMETER / 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE/ FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO DORMONT MANUFACTURING CO NO.: 1675 KIT2S-36 ESTIMATED FREIGHT:	$136.00	$5.00
1	CONVECTION STEAMER, GASTWO COMPARTMENT WITH TWIN GENERATORS, 22” CABINET BASE,) 12 “X 20”X 2 1/2 II DEEP PANS PER COMPARTMENT, S/S CONSTRUCTION, DUAL WATER CONNECTION GROEN NO.: HY-6G FREIGHT DELIVERED	$8,165.00
1	WATER TREATMENT SYSTEM PURESTEAM, FILTER CARTRIDGE, AND TREATMENT BLEND CARTRIDGE, AND INCLUDES A TWO YEAR BOILER OR STEAM GENERATOR WARRANTY WITH PREFILTER GROEN NO.: 13 902 5 FREIGHT DELIVERED	$447.00
1	GAS CONNECTOR KIT 1/2”INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO DORMONT MANUFACTURING CONO.: 1650 KIT2S-36 ESTIMATED FREIGHT	$111.00	$5.00
1	EXHAUST HOOD, STAINLESS STEEL CANOPY STYLE, WITH FRONT MOUNT SUPPLY AIR PLENUM, TYPE 304 S/S WHERE EXPOSED, 60” FRONT TO BACK INCLUDING 311 REAR STANDOFF X 1416” LONG X 2411 HIGH, TWO 10”X 16” EXHAUST RISERS, THREE 12”X 16” SUPPLY RISERS WITH VOLUME DAMPERS, S/S TOP ENCLOSURE PANELS, S/S BAFFLE FILTERS, INCANDESCENT LIGHT FIXTURES, AND sis WALL PANEL CAPTIVE AIRE SYSTEM NO.: 5724ND-PSP FREIGHT INCLUDED IN ITEM #119 SEE NOTE UNDER ITEM #103	$3,919.00
1	FIRE SUPPRESSION SYSTEM INCLUDED IN ITEM #119A TRIMARK UNITED EAST NO.: PYRO CHEM	NIC
1	EXHAUST FANS, CURBS, AND DUCT NOT IN CONTRACT	NIC
1	SUPPLY AIR FAN, CURB, AND DUCT NOT IN CONTRACT	NIC
1	REFRIGERATOR, REACH IN ONE SECTION, 31 CUBIC FEET, S/S EXTERIOR, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, ONE RIGHT HINGED S/S DOOR WITH LOCK, DIGITAL THERMOMETER, ON CASTERS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TA1R-1S FREIGHT DELIVERED	$1,980.00

1	INSERT RACK, FULL SIZE OPEN FRAME DESIGN, HOLDS (16) 18”X 26” SHEET PANS, SLIDES ON 3” CENTERS, HEAVY DUTY ALUM. CONSTRUCTION, END LOADING, 51” HIGH TRIMARK UNITED EAST NO.: APR1618/51NCKD ESTIMATED FREIGHT	$132.00	$15.00
2	SHELF, S/S WALL MOUNTED 12” FRONT TO BACK X 96” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$448.00
1	LETTUCE CRISPER/DISPENSER REFRIGERATED, HINGED FRONT DOOR, WITH SERVICE CHUTE WITH CLEAR LIFT UP DOOR, 50 HEAD CAPACITY REMOVABLE BIN, sis FRONT, SIDES, AND INTERIOR, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YEAR COMPRESSOR WARRANTY, “SILVER KING” TRIMARK UNITED EAST NO.: SK2SB ESTIMATED FREIGHT	$1,160.00	$45.00
1	REFRIGERATED PREP COUNTER WITH RAISED REFRIGERATED RAIL, 14 GAUGE S/S TOP, ONE 18”WIDE X 21” FRONT TO BACK X 10”DEEP SINK ON RIGHT END, TWO SECTION WITH HINGED DOORS, RICHLITE CUTTING BOARD, 33” FRONT TO BACK X 90” LONG, SELF CONTAIN REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY FABRICATE NO.: CUSTOM ESTIMATED FREIGHT	$6,500.00
1	FAUCET, S”OC, DECK MOUNTED WITH SWIVEL GOOSENECK SPOUT, LEVER HANDLES, AND 1/2” IPS CC MALE INLETS T & S BRASS WORKS NO.: B-0321-CC ESTIMATED FREIGHT	$83.00	$5.00
1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT	$22.00	$3.00
1	SHELF, S/S WALL MOUNTED 14” FRONT TO BACK X 90” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$224.00
1	SHELF, S/S WALL MOUNTED 14” FRONT TO BACK X 54” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$171.00
1	BEVERAGE COUNTER, STAINLESS - 14 GAUGE TYPE 304 S/S TOP WITH BACK AND BOTH END SPLASHES, 30” FRONT TO BACK X 60” LONG, OPEN FRONT CABINET BASE WITH PROVISION FOR UNDERCOUNTER REFRIGERATOR, BOTTOM AND ONE INTERMEDIATE SHELF ON BALANCE OF BASE, AND ON 6” LEGS FABRICATE FABRICATE NO.: CUSTOM	$755.00
1	CONVECTION OVEN, ELECTRIC ONE DECK, SOLID STATE CONTROLS S/S FRONT, SIDES, AND TOP, 60 MINUTE MECHANICAL TIMER, TWO SPEED FAN SOUTHBEND NO.: EH-IOSC	$1,891.00
1	COFFEE BREWER, BY VENDOR NOT IN CONTRACT	NIC
1	ESPESSO MAKER, BY VENDOR NOT IN CONTRACT	NIC
1	ICED TEA BREWER, BY VENDOR NOT IN CONTRACT	NIC
	UNDERCOUNTER REFRIGERATOR LOW PROFILE, 6.5 CUBIC FEET S/S TOP AND SIDES, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, ONE S/S RIGHT HINGED DOOR, ON 2” CASTERS, FRONT BREATHING SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TUC-27LP $876.00 FREIGHT DELIVERED SEE NOTE UNDER ITEM #130	$876.00
1	REFRIGERATED PREP COUNTER - 14 GAUGE TYPE 304 S/S TOP, “L” SHAPED, WITH REFRIGERATED RAISED RAIL, 33” FRONT TO BACK X 72” X 10’6” LONG, 36” HIGH, FOUR SECTION WITH HINGED DOORS SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY, AND WITH ONE 18”X 72” DOUBLE OVERSHELF, TABLE MOUNTED, WITH PREWIRED GFI OUTLET AND ONE DATA PORT PRINTER OUTLET FABRICATE NO.: CUSTOM	$12,690.00
1	PICKUP COUNTER, STAINLESS - 14 GAUGE TYPE 304 S/S TOP WITH ONE 12”X 36” ICE COOLED PAN WITH DRAIN, 20” FRONT TO BACK X 72” LONG, OPEN FRONT CABINET BASE WITH BOTTOM AND ONE INTERMEDIATE SHELF, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM	$2,529.00

1	DOUBLE OVERSHELF, STAINLESS 18” FRONT TO BACK X 15’0” LONG TABLE MOUNTED TO ITEM #239 CHEF’S COUNTER, WITH PROVISION FOR MOUNTING ITEM #238 HEAT LAMPS, TWO TIER, WITH PREWIRED GFI OUTLET AND ONE DATA PORT PRINTER OUTLET FABRICATE NO.: CUSTOM	$2,235.00
3	HEAT LAMP, ROD TYPE INFRARED WARMER, STANDARD WATTAGE, TUBULAR METAL HEATER ROD, DOUBLE HEATER ROD HOUSING 3” SPACING, ALUMINUM CONSTRUCTION / 1150 WATTS, 36” LONG, WITH REMOTE INFINITE CONTROLS AND ENCLOSURE, AND WITH BRACKETS HATCO CORP NO.: GRA-36D3 ESTIMATED FREIGHT:	$1,071.00	$40.00
1	HEAT LAMP, ROD TYPE INFRARED WARMER, STANDARD WATTAGE, TUBULAR METAL HEATER ROD, DOUBLE HEATER ROD HOUSING 3” SPACING, ALUMINUM CONSTRUCTION, 1600 WATTS, 48” LONG, WITH REMOTE INFINITE CONTROLS AND ENCLOSURE, AND WITH BRACKETS HATCO CORP NO.: GRA-48D3 ESTIMATED FREIGHT	$398.00	$15.00
1	CHEF’S COUNTER, STAINLESS - 14 GAUGE S/S TOP WITH ONE 18”X 16”X 10” DEEP SINK BOWL, THREE OPENINGS FOR ITEM #239A DROP IN HOT FOOD WELLS, 33” FRONT TO BACK X 15’0” LONG, WITH REFRIGERATED RAISED RAIL, THREE SECTION REFRIGERATED BASE WITH DRAWERS, TWO DRAWERS PER SECTION, OPEN CABINET BASE AT HOT FOOD WELLS AND SINK, SELF CONTAINED REFRIGEATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM	$13,530.00
3	HOT FOOD WELLS, DROP-IN INCLUDED IN ITEM #239 RANDELL MFG	NIC
1	FAUCET, 8”0C, DECK MOUNT WITH SWIVEL GOOSENECK, LEVER HANDLES, AND 1/2” IPS CC MALE INLETS T & S BRASS WORKS NO.: B- 0321-CC ESTIMATED FREIGHT	$83.00	$5.00
1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT	$22.00	$3.00
1	PLATE STORAGE CABINET - 14 GAUGE S/S TOP WITH TWO CUT OUTS FOR ITEM #243 HOT FOOD WELLS, HEATED PLATE STORAGE SECTION, WITH PERFORATED BOTTOM AND INTERMEDIATE SHELF, HEATED SHELVES, 18” FRONT TO BACK X 15’011 LONG X 3411 HIGH, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM SEE NOTE UNDER ITEM #140	$8,704.00
1	ICE COOLED PAN INCLUDED IN ITEM #236 FABRICATE FABRICATE NO.: CUSTOM NOTE: SPECIFICATIONS CALL FOR THIS ITEM TO BE PART OF ITEM #240 BUT IT IS ACTUALLY LOCATED PER PLAN AS PART OF ITEM #236	NIC
1	UTILITY COUNTER, STAINLESS 14 GAUGE S/S TOP WITH BACK SPLASH, 30” FRONT TO BACK X 30” LONG, CABINET BASE WITH DRAWERS, ON 611 LEGS AND WITH ONE FULL LENGTH RICHLITE CUTTING BOARD FABRICATE NO.: CUSTOM	$987.00
2	HOT FOOD WELL, DROP-IN ELECTRIC, INSULATED,INDIVIDUAL PAN DESIGN, WET OR DRY TYPE, ONE PAN SIZE FOR 1211X 2011 PAN, WITH INDIVIDUAL CONTROLS APW/WYOTT FOOD SERVICE NO.: HFW-l ESTIMATED FREIGHT:	$470.00	$45.00
2	SHELF, S/S WALL MOUNTED 14” FRONT TO BACK X 42” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$312.00
2	SHELF, S/S WALL MOUNTED 14” FRONT TO BACK X 30” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$264.00
1	FREEZER, REACH-IN ONE SECTION, 31 CUBIC FEET, S/S EXTERIOR, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, ONE S/S RIGHT HINGED DOOR WITH LOCK, DIGITAL THERMOMETER, ON 4” CASTERS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TAIF-IS ITEMS 247-299 SPARE NUMBERS	$2,476.00
1	RACK SHELF, STAINLESS STEEL SLANTED, WALL MOUNTED, 2111 FRONT TO BACK X 42” LONG FABRICATE FABRICATE NO.: CUSTOM	$273.00

1	SOILED DISH TABLE , STAINLESS 14 GAUGE S/S TOP WITH BACKSPLASH AGAINST WALLS, “UII SHAPED, 10’611 X 8’011 X 6’611, THREE 21”WIDE X 2711 FRONT TO BACK X 1211 DEEP SINK BOWLS, 12” LANDING SHELF ON 8’0” SECTION, 311 RAISED ROLLED FRONT AND RIGHT EDGES, ONE 1811X 18”X 811 DEEP PRERINSE SINK WITH RACK GUIDE, OPEN FRAME BASE WITH S/S LEGS AND CROSSRAILS RIGHT TO LEFT OPERATION FABRICATE NO.: CUSTOM	$3,394.00
1	RACK SHELF, STAINLESS STEEL DOUBLE SIDED, 2411 FRONT TO BACK X 8’011 LONG, TABLE MOUNT TO ITEM #301 FABRICATE NO.: CUSTOM	$658.00
1	PRERINSE FAUCET, SPLASH MOUNT BASE FAUCET WITH SPRING CHECK CARTRIDGE AND LEVER HANDLES, 2” DIAMETER 1/211 FEMALE ECCENTRIC FLANGED INLETS, 15” OVERHANG, 18” RISER, WITH S/S FLEXIBLE HOSE, SPRAY VALVE, AND 6” WALL BRACKET T & S BRASS WORKS NO.: B - 0 13 3 - B ESTIMATED FREIGHT:	$180.00	$5.00
2	B231CC FAUCET 8”O.C.-12”NOZZLE SPLASH MOUNT, WITH 1/2” IPS CC MALE INLETS, LEVER HANDLES T & S BRASS WORKS NO.: B - 0231 CC ESTIMATED FREIGHT:	$158.00	$10.00
4	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3913 ESTIMATED FREIGHT:	$88.00	$10.00
1	DISHWASHER, CONVEYOR TYPE HIGH TEMPERATURE, TWO TANK DESIGN, AUTO FILL, TOP MOUNTED CONTROLS, COMMON UTILITY CONNECTIONS, ELECTRIC TANK HEAT, RIGHT TO LEFT OPERATION CHAMPION INDUSTRIES NO.: 64 - KB - FREIGHT DELIVERED	$17,914.00
1	CONDENSATE HOOD, STAINLESS CANOPY STYLE, 4811 FRONT TO BACK X 6’6” LONG X 24” HIGH, WITH EXHAUST RISER, 24” TOP ENCLOSURE PANELS FOR FRONT AND TWO SIDES, FULL PERIMETER GUTTER, AND ALUMINUM MESH FILTER, TYPE 304 S/S CONSTRUCTION CAPTIVE AIRE SYSTEM NO.: 4824VH1 FREIGHT INCLUDED IN ITEM #119 SEE NOTE UNDER ITEM #103	$1,169.00
1	EXHAUST FAN, CURB, AND DUCT NOT IN CONTRACT	NIC
1	BOOSTER HEATER, ELECTRIC 16 GALLON STORAGE CAPACITY, 36 KW, ALL S/S ASME STAMPED TANK WITH FOAM INSULATION, S/S EXTERIOR, BRONZE PRESSURE REDUCING VALVE WITH BY PASS, ELETRONIC DISPLAY CONTROLLER WITH LOW WATER AND LEAK DETECTION HUBELL NO.: J1636 NOTE: THE MODEL SPECIFIED IS NOT AVAILABLE WITH THE SLIDE OUT BRACKET ESTIMATED FREIGHT:	$2,122.00	$65.00
1	CLEAN DISHTABLE, STAINLESS “L” SHAPED, 14 GAUGE S/S TOP WITH BACKS LASH, 3” RAISED ROLLED FRONT EDGE, WITH CORNER BAR RAIL, 6’5”X 54” TO MACHINE AND WITH S/S LEGS AND CROSSRAILS FABRICATE NO.: CUSTOM	$1,068.00
1	CART, HEATED DISH STORAGE ROTARY DESIGN, ENCLOSED TYPE, S/S BASE AND DIVIDERS, ON 5” CASTERS CARTER-HOFFMAN NO.: CD260H ESTIMATED FREIGHT:	$1,422.00	$95.00
5	HAND SINK, S/S WALL MOUNTED 14” WIDE X 10” FRONT TO BACK X 5” DEEP, 20 GAUGE sis CONSTRUCTION, WITH SPLASH MOUNT FAUCET AND BASKET DRAIN ADVANCE TABCO NO.: 7-PS-60 FREIGHT DELIVERED NOTE: SPECIFICATIONS CALL FOR FOUR UNITS, HOWEVER, FIVE UNIT ARE DRAWN ON PLAN AND INCLUDED IN THIS PROPOSAL.	$575.00
1	SHELVING, WIRE, FIVE TIER BRIGHT ZINC FINISH, TO CONSIST OF: EAGLE METAL MASTERS NO.: EAGLE BRITE (20) 18”W X 48”L SHELVES (5) 18”W X 36”L SHELVES (20) 86” HIGH POSTS FREIGHT INCLUDED IN ITEM #1 NOTE: FOUR 48” LONG UNITS AND ONE 36” LONG UNIT IS DRAWN ON PLAN AND INCLUDED IN THIS PROPOSAL	$724.00
1	RANGE, HEAVY DUTY, GAS, 34” ONE 17” FRY TOP WITH 3/4” POLISHED STEEL PLATE LEFT WITH MANUAL CONTROLS, TWO 30,000 BTU OPEN BURNERS, STANDARD OVEN BASE, S/S FRONT, 3/4”REAR GAS CONNECTION WITH PRESSURE REGULATOR, ON CASTERS, AND WITH DOUBLE DECK HIGH SHELF VULCAN NO.: GH60/45 FREIGHT DELIVERED	$4,443.00

1	GAS CONNECTOR KIT 3/4”INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO NO.: 1675 KIT2S-36 ESTIMATED FREIGHT:	$136.00	$5.00
1	UTENSIL RACK, STAINLESS 15” FRONT TO BACK X 72” LONG, TWO BAR TYPE, FABRICATED OF 2” X 1/4” S/S BAR, WITH S/S DOUBLE POT HOOKS FABRICATE NO.: CUSTOM	$180.00
1	POTWASHING SINK INCLUDED IN ITEM #301 FABRICATE NO.: CUSTOM	NIC
1	REFRIGERATOR, REACH-IN ONE SECTIONt 31 CUBIC FEETt S/S EXTERIORt WHITE ALUMINUM INTERIOR WITH S/S FLOORt ONE S/S RIGHT HINGED DOOR WITH LOCK, DIGITAL THERMOMETERt ON 4” CASTERSt SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABORt FIVE YR COMPRESSOR WARRANTY TRUE NO.: TA1R-1S	$1,981.00
1	INSERT RACKt FULL HEIGHT OPEN FRAME DESIGNt HOLDS (16) 18”X 26” SHEET PANSt SLIDES ON 3” CENTERS, HEAVY DUTY ALUM CONSTRUCTION, END LOADING, 51” HIGH TRIMARK UNITED EAST NO.: APR1618/51NCKD ESTIMATED FREIGHT	$132.00	$15.00
2	BROILER, DECK TYPE, GAS TWO INFRA-RED DECKS, ENCLOSED BASE, Sis TOP, FRONT, AND SIDES, FREE STANDING DESIGNr ON CASTERS SOUTHBEND NO.: 270	$17,202.00
	GAS CONNECTOR KIT 1” INSIDE DIAMETERr 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVErAND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO NO.: 16100KIT2S-36 ESTIMATED DELIVERED	$388.00	$10.00
2	SG14S FRYER, sis POT 40#r N.G. HEAVY DUTYr FLOOR MODEL, 40-50 LB FAT CAPACITY, MILLIVOLT THERMOSTAT, S/S TANK, DOOR, FRONT, AND SIDESr AND ON CASTERS PITCO NO.: SG14S FREIGHT DELIVERED	$2,812.00
2	GAS CONNECTOR KIT 3/4/1 INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CONO.: 1675 KIT2S-36 ESTIMATED FREIGHT	$272.00	$10.00
1	DOUBLE CONVECTION OVEN FULL SIZE, WITH TWO SPEED FAN, GAS MANIFOLD FOR DOUBLE OVENS, AND ON CASTERS BLODGETT NO.: SHO-G ESTIMATED FREIGHT	$5,296.00	$250.00
1	GAS CONNECTOR KIT 3/4I1INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO NO.: 1675 KIT2S-36 ESTIMATED FREIGHT	$136.00	$5.00
1	RANGE, GAS, HEAVY DUTY, 34/1 SIX 30,000 BTU OPEN BURNERS WITH CAST IRON TOP GRATES, STANDARD OVEN BASE, S/S FRONT, 3/4” REAR GAS CONNECTION WITH PRESSURE REGULATOR, ON CASTERS AND WITH DOUBLE DECK HIGH SHELF VULCAN NO.: GH6 FREIGHT DELIVERED	$4,019.00
1	GAS CONNECTOR KIT 3/4I1INSIDE DIAMETER, 3611 LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE,AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO NO.: 1675 KIT2S-3 ESTIMATED FREIGHT	$136.00	$5.00
1	CONVECTION STEAMER, GAS TWO COMPARTMENT WITH TWIN GENERATORS, 2211 CABINET BASE, (3) 12”X 20llX 2 1/2” PANS PER COMPARTMENT, S/S CONSTRUCTION, DUAL WATER CONNECTION GROEN NO.: HY-6G FREIGHT DELIVERED NOTE: SPECIFICATIONS INDICATE BOILERLESS STEAMER, HOWEVER, MODEL NUMBER SPECIFIED IN ITEM #118 HAS A BOILER BASE.	$8,165.00
1	WATER TREATMENT SYSTEM FILTER CARTRIDGE, AND TREATMENT BLEND CARTRIDGE, AND INCLUDES TWO YEAR BOILER OR STEAM GENERATOR WARRANTY AND WITH PREFILTER GROEN NO.: 13 902 5	$447.00

1	GAS CONNECTOR KIT 1/2” INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO DORMONT MANUFACTURING CO NO.: 1650 KIT2S-36 ESTIMATED FREIGHT	$111.00	$5.00
1	EXHAUST HOOD, STAINLESS STEEL CANOPY STYLE, WITH FRONT MOUNT SUPPLY AIR PLENUM, 60” FRONT TO BACK INCLUDING 3” REAR STANDOFF X 1810”LONG INCLUDING 3” LEFT STANDOFF X 24” HIGH, TYPE 304 sis WHERE EXPOSED, WITH TOP ENCLOSURE PANELS, EXHAUST RISERS, SUPPLY RISERS WITH VOLUME DAMPERS, S/S BAFFLE FILTERS, INCANDESCENT LIGHT FIXTURES, AND sis WALL PANEL FOR BACK AND LEFT SIDE WALLS CAPTIVE AIRE SYSTEM NO.: 5724ND-PSP FREIGHT INCLUDED IN ITEM #119 SEE NOTE UNDER ITEM #103	$5,228.00
1	FIRE SUPPRESSION SYSTEM INCLUDED IN ITEM #119A TRIMARK UNITED EAST	NIC
1	EXHAUST FANS, CURBS, AND DUCT NOT IN CONTRACT	NIC
1	SUPPLY AIR FAN, CURB, AND DUCT NOT IN CONTRACT	NIC
1	BRAISING PAN, GAS 30 GALLON CAPACITY, 10” DEEP PAN, MANUAL TILT, ROUND TUBULAR OPEN LEG BASE, sis CONSTRUCTION, WITH STANDING PILOT GROEN NO.: BPM-30G $7,742.00 FREIGHT DELIVERED	$77,472.00
1	FLOOR TROUGH AND GRATE 30”X 20”X 4” DEEP, 14 GAUGE S/S CONSTRUCTION, PITCHED TO 4” DRAIN WITH S/S REMOVABLE PERFORATED BASKET, MOLDED FIBERGLASS GRATE WITH 1”X 4” PATTERN ALL STATE FAB. CORP. NO.: FDT-20B-CGF	$870.00
1	KETTLE, GAS, 40 GALLON 2/3 JACKET, 316 sis LINER, S/S INSULATED BODY, 2” TDO, 1/4” PERFORATED STRAINER, AND #51 COUNTERBALANCED ACTUATOR COVER GROEN NO.: AH/1E-40 FREIGHT DELIVERED	$6,776.00
1	GAS CONNECTOR KIT 1/211 INSIDE DIAMETER, 36” LONG, WITH SUPER SWIVEL COUPLING ON BOTH ENDS, COILED RESTRAINING DEVICE, FULL PORT GAS VALVE, AND ANTIMICROBIAL COATING DORMONT MANUFACTURING CO NO.: 1650 KIT2S-36 ESTIMATED FREIGHT	$111.00	$5.00
1	FLOOR TROUGH AND GRATE 2011 X 20”X 4” DEEP, 14 GAUGE sis CONSTRUCTION, PITCHED TO 4” DRAIN WITH sis REMOVABLE PERFORATED BASKET, MOLDED FIBERGLASS GRATE WITH 111X 4” PATTERN ALL STATE FAB. CORP. NO.: FDT-20B-CGF	$769.00
3	WORK TABLE, STAINLESS STEEL 14 GAUGE TYPE 304 sis FLAT TOP 30” FRONT TO BACK X 48” LONG, ONE DRAWER ASSEMBLY, WITH sis LEGS AND UNDERSHELF, AND ON 5” CASTERS FABRICATE NO.: CUSTOM	$2,193.00
1	60 QUART MIXER THREE SPEED DRIVE WITH 99 MINUTE TIMER, #12 HUB, PAINTED FINISH, BOWL GUARD WITH INGREDIENT CHUTE, sis BOWL, BEATER, WHIP AND DOUGH HOOK, BOWL DOLLY . BERKEL NO.: PM 60 FREIGHT DELIVERED NOTE: THE MODEL NUMBER SPECIFIED HAS BEEN DISCONTINUED.	$5,565.00
2	SHELF, sis WALL MOUNTED 12” FRONT TO BACK X 48” LONG, WITH BRACKETS FOR MOUNTING SHELF I” OFF WALL FABRICATE NO.: CUSTOM	$314.00
1	TWO COMPARTMENT SINK, sis 14 GAUGE sis TOP WITH TWO 22”X 27”X 12” DEEP SINK BOWLS, 3” RAISED ROLLED FRONT AND SIDE EDGES, sis LEGS AND CROSSRAILS FABRICATE NO.: CUSTOM NOTE: DESCRIPTION DOES NOT APPEAR TO MATCH DRAWING.	$1,350.00
1	B231CC FAUCET 8”O.C.-12”NOZZLE SPLASH MOUNT, WITH 1/2” IPS CC MALE INLETS, LEVER HANDLES T & S BRASS WORKS NO.: B- 0231CC ESTIMATED FREIGHT:	$79.00	$5.00
2	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3913 ESTIMATED FREIGHT	$44.00	$6.00

1	FOOD CHOPPER, ELECTRIC CUTTER, BENCH STYLE WITH #12 ATTACHMENT HUB, 18” DIAMETER BOWL, S/S BOWL, 1HP DRIVE MOTOR, WITH ATTACHMENT HUB BERKEL NO.: 1850 FREIGHT DELIVERED	$5,955.00
1	MOBILE WORK TABLE INCLUDED AS ITEM #324 FABRICATE NO.: CUSTOM NOTE: IT APPEARS THAT THIS TABLE WAS INCLUDED IN THE THREE UNITS FOR ITEM #324 AND LABELED AS ITEM #331	NIC
1	SLICER/ FOOD, GRAVITY FEED MANUAL/ 12 1/2” DIAMETER S/S KNIFE/ sis AND ANODIZED ALUM. BELT DRIVEN BLADE ASSEMBLY/ BUILT IN DUAL ACTION SHARPENER TWO SPEED MOTOR/ PERMANENT KNIFE GUARD AND SLICE DEFLECTOR BERKEL NO.: 909A FREIGHT DELIVERED	$2,191.00
1	MOBILE SLICER STAND 14 GAUGE S/S FLAT TOP/ 30llX 30llX 32” HIGH, WITH sis LEGS UNDERSHELF/ AND ON CASTERS FABRICATE NO.: CUSTOM	$462.00
1	10 QUART BENCH MIXER THREE SPEED DRIVE, #8 HUB/ PAINTED FINISH, BOWL GUARD WITH INGREDIENT CHUTE/ S/S BOWL, BEATER, WHIP/ AND DOUGH HOOK, BOWL DOLLY BERKEL NO.: PM10 FREIGHT DELIVERED SEE NOTE UNDER ITEM #3	$1,423.00
1	MOBILE MIXER STAND 14 GAUGE sis FLAT TOP/ 30llX 30”X 34” HIGH, WITH S/S LEGS AND UNDERSHELF, ON CASTERS FABRICATE NO.: CUSTOM	$462.00
2	SHELF, S/S WALL MOUNT 12” FRONT TO BACK X 9011 LONG, WITH BRACKETS FOR MOUNTING SHELF 1” FROM WALL FABRICATE NO.: CUSTOM	$446.00
1	REFRIGERATED PREP COUNTER 14 GAUGE S/S WORK TOP WITH BACKSPLASH, 33” FRONT TO BACK X 90” LONG, THREE COMPARTMENT WITH HINGED DOORS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY FABRICATE NO.: CUSTOM	$6,862.00
1	SHELVING, WIRE, FIVE TIER CORROSION RESISTANT FINISH, TO CONSIST OF: EAGLE METAL MASTERS NO.: EAGLEGARD (15) 1811W X 36”L SHELVES (12) 74” HIGH POSTS FREIGHT INCLUDED IN ITEM #1 NOTE: ONLY THREE UNITS ARE DRAWN ON PLAN AND INCLUDED IN THIS PROPOSAL.	$460.00
1	FREEZER, REACH-IN ONE SECTION, 31 CUBIC FEET, S/S EXTERIOR, WHITE ALUMINUM INTERIOR WITH S/S FLOOR, ONE S/S RIGHT HINGED DOOR WITH LOCK, DIGITAL THERMOMETER, ON CASTERS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TAIF-IS / FREIGHT DELIVERED	$2,476.00
1	INSERT RACK, FULL SIZE OPEN FRAME DESIGN, HOLDS (16) 18”X 26” SHEET PANS, SLIDES ON 3” CENTERS, HEAVY DUTY ALUM. . CONSTRUCTION, END LOADING, 51” HIGH TRIMARK UNITED EAST NO.: APR1618 / 51NCKD ESTIMATED FREIGHT	$132.00	$15.00
1	LETTUCE CRISPER/DISPENSER “SILVER KING”, REFRIGERATED, HINGED FRONT DOOR, WITH SERVICE CHUTE WITH CLEAR LIFT UP DOOR, 50 HEAD CAPACITY REMOVABLE BIN, S/S FRONT, SIDES, AND INTERIOR TRIMARK UNITED EAST NO.: SK2SB ESTIMATED FREIGHT:	$1,160.00	$45.00
1	REFRIGERATED PREP COUNTER 14 GAUGE S/S TOP WITH BACKSPLASH, 33” FRONT TO BACK X 96” LONG, THREE SECTION BASE WITH HINGED DOORS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR. WARRANTY FABRICATE NO.: CUSTOM	$6,284.00

2	SHELF, S/S WALL MOUNTED 14” FRONT TO BACK X 72” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$380.00
1	REFRIGERATED PREP TABLE 14 GAUGE S/S TOP WITH REFRIG. RAISED RAIL, sis TOP, FRONT, AND SIDES, THREE SECTIONS WITH HINGED DOORS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPESSOR WARRANTY FABRICATE NO.: CUSTOM	$6,689.00
1	PICKUP COUNTER/PLATE CABINET 14 GAUGE S/S TOP, 18” FRONT TO BACK X 7’6” LONG X 34” HIGH, OPEN FRONT CABINET BASE WITH S/S FINISHED ENDS, BOTTOM AND ONE INTERMEDIATE SHELF, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM NOTE: SINK IN BASE IS NOT SHOWN ON PLAN, HOWEVER IT IS INCLUDED IN THIS PROPOSAL.	$2,611.00
1	FAUCET, 4”OC DECK MOUNTED WITH SWIVEL GOOSENECK, 8 3/4” HIGH, WITH 1/2” IPS ECCENTRIC FLANGED FEMALE INLETS, AND LEVER HANDLES T & S BRASS WORKS NO.: B - 032 5 ESTIMATED FREIGHT	$73.00	$5.00
1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, S/S STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3913 ESTIMATED FREIGHT	$22.00	$3.00
1	DOUBLE OVERSHELF, STAINLESS 18” FRONT TO BACK X 716” LONG, TWO TIER, TABLE MOUNTED TO ITEM #343, WITH PREWIRED GFI OUTLETS AND S/S COVER AND ONE DATA PORT PRINTER OUTLET, AND PROVISION FOR OVERHEAD WARMERS FABRICATE	$1,970.00
1	PASS THROUGH REFRIGERATOR ONE SECTION, 31 CUBIC FEET, sis EXTERIOR, WHITE ALUMINUM INTERIOR WITH sis FLOOR, TWO sis HINGED DOORS WITH LOCKS, DIGITAL THERMOMETER, ON 411 CASTERS, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TAIRPT-IS-IS FREIGHT DELIVERED	$2,722.00
1	SHELVING, WIRE, FIVE TIER CORROSION RESISTANT FINISH, TO CONSIST OF: EAGLE METAL MASTERS NO.: EAGLEGARD (30) 18”W X 4811L SHELVES (10) 18”W X 4211L SHELVES (10) 18”W X 36”L SHELVES (40) 74” HIGH POSTS FREIGHT INCLUDED IN ITEM #1	$1,714.00
1	WALK-IN COOLER INDOOR BOX WITH FLOOR AND INTERNAL RAMP, APPROXIMATELY 11’711WIDE X 12’6 1/211 DEEP X 8’811 HIGH, EMBOSSED ALUMINUM INTERIOR AND EXTERIOR FINISH ONE 3411X 78” LEFT HINGED DOOR WITH TWO HINGES, NONPOSITIVE LATCH/CYLINDER LOCK, ALUMINUM TREAD PLATE KICKPLATE ON INTERIOR AND EXTERIOR OF DOOR, AUTOMATIC DOOR CLOSER, AND HEATED DOOR FRAME W.A.BROWN NO.: CUSTOM SEE NOTE UNDER ITEM #6	$5,931.00
1	REFRIGERATION SYSTEM TO CONSIST OF ONE MEDIUM TEMPERATURE, PREAS SEMBLED REMOTE, AIR COOLED CONDENSING UNIT, INDOOR, WITH ONE CEILING MOUNTED EVAPORATOR COIL COLD ZONE SEE NOTE UNDER ITEM #6A	$2,568.00
1	EXHAUST HOOD, STAINLESS STEEL CANOPY STYLE, WITH FRONT MOUNT SUPPLY AIR PLENUM, 60” FRONT TO BACK INCLUDING 3” REAR STANDOFF X 11’9” INCLUDING 3” RIGHT STANDOFF X 24” HIGH, TYPE 304 S/S WHERE EXPOSED, WITH ONE 10”X 20” EXHAUST RISER, SUPPLY RISERS WITH FIRE AND VOLUME DAMPERS, S/S TOP ENCLOSURE PANELS FOR FRONT AND LEFT END, s/s BAFFLE FILTERS, INCANDESCENT LIGHT FIXTURES, AND Sis WALL PANEL FOR BACK AND RIGHT SIDE WALLS CAPTIVE AIRE SYSTEM NO.: 5724ND-PSP FREIGHT INCLUDED IN ITEM #119 SEE NOTE UNDER ITEM #103	$3,046.00
1	FIRE SUPPRESSION SYSTEM INCLUDED IN ITEM #119A TRIMARK UNITED EAST NO.: PYRO CHEM	NIC
1	EXHAUST FAN, CURB, AND DUCT NOT IN CONTRACT	NIC
1	SUPPLY AIR FAN,CURB, AND DUCT NOT IN CONTRACT	NIC
1	DOUBLE OVERSHELF, STAINLESS 1811 FRONT TO BACK X 13’OliLONG, TABLE MOUNTED TO ITEM #354 CHEF’S COUNTER, WITH PROVISION FOR HEAT LAMPS, PREWIRED GFI OUTLET WITH s/s COVER, AND ONE DATA PORT PRINTER OUTLET FABRICATE NO.: CUSTOM	$2,143.00

4	HEAT LAMP, ROD TYPE INFRA-RED WARMER, STANDARD WATTAGE, TUBULAR METAL HEATER ROD, DOUBLE HEATER ROD HOUSING 3” SPACING, ALUMINUM CONSTRUCTION, 1600 WATTS, 48”LONG WITH REMOTE INFINITE CONTROLS, AND ENCLOSURE, BRACKETS HATCO CORP NO.: GRA-48D3 SEE NOTE UNDER ITEM #138 ESTIMATED FREIGHT:	$1,512.00	$50.00
1	CHEF’S COUNTER, STAINLESS - 14 GAUGE S/S TOP WITH CUTOUTS FOR ITEM #354A DROP IN HOT FOOD WELLS, RAISED REFRIG. RAIL, ONE 18”X 16”X 10” SINK BOWL, TWO SECTION REFRIG. BASE WITH TWO DRAWERS PER SECTION, 48” FRONT TO BACK X 130” LONG, WITH PICKUP COUNTER SECTION WITH BOTTOM AND ONE INTERMEDIATE SHELF, SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY, AND ON 6 II ADJUSTABLE LEGS FABRICATE NO.: CUSTOM	$18,487.00
5	HOT FOOD WELL, DROP-IN INCLUDED IN ITEM #354 RANDELL MFG.	NIC
1	FAUCET, 8”OC, DECK MOUNT WITH SWIVEL GOOSENECK, LEVER HANDLES, AND 1/2” IPS CC MALE INLETS T & S BRASS WORKS NO.: B - 032 1 - CC ESTIMATED FREIGHT	$83.00	$5.00
1	LEVER WASTE, 3 1/2” OPENING 2” DRAIN OUTLET, CAST BRONZE, sis STRAINER, NICKEL PLATED T & S BRASS WORKS NO.: B-3 913 ESTIMATED FREIGHT	$22.00	$3.00
2	SHELF, sis WALL MOUNTED 1411 FRONT TO BACK X 90” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” OFF WALL FABRICATE NO.: CUSTOM	$442.00
1	COFFEE BREWER, BY VENDOR NOT IN CONTRACT	NIC
1	ESPRESSO MACHINE, BY VENDOR NOT IN CONTRACT	NIC
1	BEVERAGE COUNTER, STAINLESS 14 GAUGE sis TOP WITH BACK AND BOTH END SPLASHES, 30” FRONT TO BACK X 9011 LONG, OPEN FRONT CABINET BASE WITH PROVISION FOR UNDERCOUNTER REFRIGERATOR, BOTTOM AND ONE INTERMEDIATE SHELF ON BALANCE OF BASE, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM	$797.00
1	UNDERCOUNTER REFRIGERATOR ONE SECTION, 6.5 CUBIC FEET, S/S TOP AND SIDES, WHITE ALUM, INTERIOR WITH S/S FLOOR, ONE S/S RIGHT HINGED DOOR, ON 2” CASTERS, WITH SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YR COMPRESSOR WARRANTY TRUE NO.: TUC-27LP FREIGHT DELIVERED SEE NOTE UNDER ITEM #130	$876.00
1	MILLWORK, NOT IN CONTRACT	NIC
1	ICE BIN / COCKTAIL STATION 30” WIDE, WITH ABS TOP LEDGE, MODULAR, 18 5/8” DEEP, WITH 6” SPLASH, APPROXIMATELY 70 LB ICE STORAGE CAPACITY, S/S CONSTRUCTION PERLICK CO., INC. NO.: TS30IC FREIGHT DELIVERED	$368.00
1	BOTTLE COOLER, FLAT TOP DEEP WELL DESIGN, ONE SLIDING DOOR, BLACK POWDER COAT EXT. GALVANIZED INTERIOR, BACK, AND BOTTOM, SELF CONTAINED REFRIG. SYSTEM WITH ONE YEAR LABOR, FIVE YEAR COMPRESSOR WARRANTY PERLICK CO., INC. NO.: BC24PG FREIGHT DELIVERED NOTE: BOTTLE RAIL IS NOT DRAWN ON PLAN AND NOT INCLUDED IN THIS PROPOSAL	$931.00
1	SPEED RAIL, 3D” LONG - PERLICK CO., INC. NO.: 7053-3 FREIGHT DELIVERED	$62.00
1	HAND SINK, FREE STANDING 18” WIDE, WITH FAUCET AND TOWEL DISPENSER, MODULAR WORKBOARD UNIT, 18 5/8” DEEP, 6” SPLASH PERLICK CO., INC. NO.: TS18HSN FREIGHT DELIVERED ITEMS #370-399 SPARE NUMBERS	$562.00
1	WATER STATION, DROP IN T & S BRASS WORKS NO.: B-1230	$128.00

1	HAND SINK, S/S WALL MOUNTED 14” WIDE X 10” FRONT TO BACK X 5” DEEP BOWL, 20 GAUGE Sis CONSTRUCTION, WITH SPLASH MOUNT FAUCET AND BASKET DRAIN ADVANCE TABCO NO.: 7 -PS-60 FREIGHT DELIVERED	$137.00
1	SERVICE COUNTER, STAINLESS - 14 GAUGE sis TOP WITH BACK AND RIGHT END SPLASH, 30” FRONT TO BACK X 66” LONG, OPEN FRONT CABINET BASE WITH PROVISION FOR UNDERCOUNTER REFRIGERATOR, BOTTOM AND ONE INTERMEDIATE SHELF ON BALANCE OF BASE, AND ON 6” ADJUSTABLE LEGS FABRICATE NO.: CUSTOM NOTE: SPECIFICATIONS CALL FOR UNIT TO BE 90” LONG WITH A SINK, HOWEVER, UNIT IS DRAWN AND QUOTED AT 66” LONG AND WITHOUT A SINK.	$1,062.00
2	SHELF, sis WALL MOUNTED 14” FRONT TO BACK X 66” LONG, WITH BRACKETS FOR MOUNTING SHELF 1” FROM WALL. FABRICATE NO.: CUSTOM	$380.00
1	COFFEE BREWER, BY VENDOR NOT IN CONTRACT	NIC
1	UNDERCOUNTER REFRIGERATOR ONE SECTION, 6.5 CUBIC FEET, S/S TOP AND SIDES, WHITE ALUM. INTERIOR WITH S/S FLOOR, ONE S/S RIGHT HINGED DOOR, ON 2” CASTERS, FRONT BREATHING SELF CONTAINED REFRIGERATION SYSTEM WITH ONE YEAR PARTS AND LABOR, FIVE YEAR COMPRESSOR WARRANTY TRUE NO.: TUC-27LP FREIGHT DELIVERED SEE NOTE UNDER ITEM #130	$876.00
1	INSTALLATION OF EQUIPMENT BY UNION PERSONEL DURING NORMAL BUSINESS HOURS, AND INCLUDES DELIVERY AND SET UP OF EQUIPMENT, READY FOR UTILITY CONNECTIONS BY OTHERS. TRIMARK UNITED EAST	$49,629.00
1	EVAPORATOR COIL FOR WINE ROOM COLD ZONE	$3,900.00

NOTE: THIS PROPOSAL WAS PREPARED USING DRAWINGS AND SPECIFICATIONS CONTAINING CERTAIN CONFLICTING INFORMATION AS DESCRIBED IN NOTATIONS FOLLOWING ITEM DESCRIPTIONS IN THIS PROPOSAL. TRIMARK UNITED EAST, INC SHALL NOT BE HELD RESPONSIBLE FOR ERRORS OR OMISSIONS OR DIFFERENCES IN INTERPRETATION. FINAL PRICING IS SUBJECT TO CHANGE UPON RECEIPT OF DETAILED SPECIFICATIONS CLARIFYING EQUIPMENT AND OPTIONS DESIRED.

	*NOTE: GENERAL CONTRACTOR AND/OR OWNER MUST PROVIDE THE FOLLOWING: 1) PROPER EGRESS 2) ELEVATOR OR CRANE SERVICE IF REQUIRED 3) FREE ON-SITE DUMPSTER SERVICE 4) FREE TEMPORARY ELECTRICAL HOOK-UP IF NEEDED 5) PURCHASE ORDER/CHANGE ORDER FOR OVERTIME OR HOLIDAY WORK 6) THE ABOVE CONTRACT IS PRICED AS A PACKAGE. THE ITEMS PRICE ABOVE MAY NOT NECESSARILY BE PURCHASED INDIVIDUALLY OR IN A SELECT GROUP, AT THE ABOVE QUOTED PRICES.	$670,129.00	$1,550.00

	TOTAL+ FREIGHT	$671,679.00
	Total Adjustments	$-12,411.58
	Invoice After Adjustments	$659,267.42

EQUIPMENT SCHEDULE

SCHEDULE NO. SBC-2

DATED THIS DECEMBER 20, 2004

TO MASTER LEASE AGREEMENT

DATED AS OF DECEMBER 20, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:

AMERITECH CREDIT CORPORATION, DBA	HOUSTON S&W, L.P.
SBC CAPITAL SERVICES	4007 WESTHEIMER
2000 W. SBC CENTER DRIVE	HOUSTON, TX 77027
HOFFMAN ESTATES, IL 60196

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement” said Agreement and this Schedule being collectively referred to as “Lease”).  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.                 Equipment:  Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Number	Model and Type of Equipment

SEE ATTACHED ANNEX “A”

Equipment immediately listed above is located at: 4007 Westheimer, Houston, Harris County, Texas  77027

B.                 Financial Terms

1.                                       Advance Rent (if any): $11,027.16

2.                                       Capitalized Lessor’s Cost: $576,043.03

3.                                       Basic Term (No. of Months): 60 Months.

4.                                       Basic Term Lease Rate Factor: .01914294

5.                                       Basic Term Commencement Date : December 20, 2004

6.                                       Lessee Federal Tax ID No.: 81-0591846

7.                                       Last Delivery Date: November 24, 2004

8.                                       Daily Lease Rate Factor: .00063810

9.                              First Termination Date:  Thirty-seven (37) months after the Basic Term Commencement Date.

10.                        Interim Rent:  For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date (“Interim Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor’s Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on NA.

11.                        Basic Term Rent.  Commencing on December 20, 2004 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

12.                        Secondary Term Rent.  Unless the Schedule has been earlier terminated as provided therein, commencing on December 20, 2004 (the “Renewal Term Commencement Date”) and on the same day of each month thereafter (each, a “Rent Payment Date”) for the renewal period (as hereinafter defined), Lessee shall pay as rent the Fair Market Rental Value (as defined hereafter).

C.                 Tax Benefits  Depreciation Deductions:

1.                      Depreciation method is the 200 % declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance., taking into account the 50% special depreciation allowance and basis adjustment under Section 168(k)(1) of the Code, whichever is applicable.

2.                      Recovery Period:  Five (5) Years.

3.                      Basis: 100 % of the Capitalized Lessor’s Cost.

D.                 Property Tax

APPLICABLE TO EQUIPMENT LOCATED IN TEXAS:  Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor.  Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense.  Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.                   Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS N. Wasserstrom and Sons, Inc. (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.                   Stipulated Loss and Termination Value Table*

# OF BASE PMTS	TERM VAL/% OF COST	STIP LOSS/% OF COST

1	0	109.6543394
2	0	108.5219511
3	0	107.3798402
4	0	106.227978
5	0	105.0638008
6	0	103.8872792
7	0	102.698384
8	0	101.4970856
9	0	100.2858889
10	0	99.06222932
11	0	97.82607703
12	0	96.57993636
13	0	95.32124247
14	0	94.04996487
15	0	92.76860748
16	0	91.47713951
17	0	90.17643633
18	0	88.86646685
19	0	87.54719979
20	0	86.21860373
21	0	84.87974076
22	0	83.53148545
23	0	82.17380589
24	0	80.80576366
25	0	79.42823285
26	0	78.04118105
27	0	76.64366935
28	0	75.23566501
29	0	73.82010593
30	0	72.39695904
31	0	70.96619108
32	0	69.52776861
33	0	68.0786872
34	0	66.62188392
35	0	65.1573248
36	0	63.68200489
37	50.33432232	62.19886072
38	48.62934185	60.70785781
39	46.91349715	59.20599068
40	45.18675339	57.69322448
41	43.45204638	56.17249504
42	41.70934094	54.64376716
43	39.95860167	53.10700547
44	38.19979303	51.56217439
45	36.42990843	50.00626736
46	34.65188278	48.44221928
47	32.86567996	46.86999403
48	31.06829285	45.28658448
49	29.26265578	43.69492498
50	27.44873208	42.09497885
51	25.62351405	40.48373838
52	23.78696464	38.86116654
53	21.95342131	37.24160077
54	20.11885961	35.62101665
55	18.27482655	33.99096115
56	16.42127321	32.35138538
57	14.55815046	30.70224019
58	12.68540887	29.04347617
59	10.80299881	27.37504367
60	8.91087034	25.69689278

*  The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor’s Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.                 Modifications and Additions for This Schedule Only

For purposes of this Schedule only, the Agreement is amended as follows:

1. The LEASING Section subsection (b) of the Lease is hereby deleted in its entirety and the following substituted in its stead:

 b)  The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefore, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule for the Equipment (ii) evidence of insurance which complies with the requirements of the INSURANCE Section of the Lease, and (iii) such other documents as Lessor may reasonably request.  Once the Schedule is signed, the Lessee may not cancel the Lease.

2. The DELIVERY, USE AND OPERATION Section subsection (a) of the Lease shall be deleted and the following substituted in its stead:  The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee’s possession as of the Lease Commencement Date.

3. RENT ADJUSTMENT:

(a)     If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986, as amended, (“Code”)), the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers (“Effective Rate”) is higher than thirty-five percent (35%) for any year during the lease term, then Lessor shall have the right to increase such rent payments by requiring payment of a single additional sum.  The additional sum shall be equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value (defined below), divided by (iii) the difference between the new Effective Rate (expressed as a decimal) and one (1).  The adjusted Termination Value shall be the Termination Value (calculated as of the first rent due in the year for which the adjustment is being made) minus the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all future years of the lease term).  The Termination Values and Tax Benefits are defined on the Schedule.  Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

(b)    If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Code, the Effective Rate is lower than thirty-five percent (35%) for any year during the lease term, then Lessor shall upon request reduce such rent payments by a single sum.  The reduction shall be equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value (defined below), divided by (iii) the difference between the new Effective Tax Rate (expressed as a decimal) and one (1).  The adjusted Termination Value shall be the Termination Value (calculated as of the first rent due in the year for which the adjustment is being made) minus the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all future years of the lease term).  The Termination Values and Tax Benefits are defined on the Schedule.  Lessor shall pay to Lessee the full amount of the rent reduction on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

(c)     Lessee’s obligations under this Section 3 shall survive any expiration or termination of this Agreement.

4.          BILL OF SALE

Lessee, in consideration of the Lessor’s payment of the amount set forth in B 2. above, which includes any applicable sales taxes (which payment Lessee acknowledges), hereby grants, sells, assigns, transfers and delivers to Lessor the Equipment along with whatever claims and rights Seller may have against the manufacturer and/or Supplier of the Equipment, including but not limited to all warranties and representations.  At Lessors request Lessee will cause Supplier to deliver to Lessor a written statement wherein the Supplier (i) consents to the assignment to Lessor of whatever claims and rights Lessee may have against the Supplier, (ii) agrees not to retain any security interest, lien or other encumbrance in or upon the Equipment at any time, and to execute such documents as Lessor may request to evidence the release of any such encumbrance, and (iii) represents and warrants to Lessor (x) that Supplier has previously conveyed full title to the Equipment to Lessee, (y) that the Equipment was delivered to Lessee and installation completed, and (z) that the final purchase price of the Equipment (or a specified portion of such purchase price) has been paid by Lessee.

Lessor is purchasing the Equipment for leasing back to Lessee pursuant to the Lease.  Lessee represents and warrants to Lessor that (i) Lessor will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (ii) Lessee has the right to sell the Equipment; and (iii) the Equipment has been delivered to Lessee in good order and condition, and conforms to the specifications, requirements and standards applicable thereto;

and (iv) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Lessee agrees to save and hold harmless Lessor from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Lessor as a consequence of the sale of the Equipment to Lessor.

5.          ACCEPTANCE

Pursuant to the provisions of the Lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable); (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

6.          EQUIPMENT SPECIFIC PROVISIONS

MAINTENANCE PROVISIONS:  In addition to the provisions provided for in the MAINTENANCE Section of the Lease, Lessee shall, at its expense:

(a) maintain the Equipment in a manner and frequency suggested by the manufacturer.

(b) maintain the Equipment in an operable state and shall not discontinue operation of the Equipment throughout the Lease term.

(c) maintain the Equipment to industry standards.

(d) maintain the Equipment in a similar manner and fashion as if the Equipment were owned by the Lessee.

(e) maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment including electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the machine operate to its original manufacturer’s specifications.

(f) have the Equipment meet all local, state, and federal laws, regulations and codes that regulate the use and operation of such Equipment and will not contribute to or be used in any way as to directly or indirectly violate any local, state or federal law including Food and Drug Administration and Environmental Protection Agency.

(g) maintain a maintenance log on the Equipment showing all routine and non-routine maintenance and repairs.  Said log shall list in summary form maintenance, repairs or modifications performed on the Equipment, the date any and all of such service and by whom the service was performed.  This log shall be made available to the Lessor at its request during normal working hours or the Lessee.

INSPECTION:  The REPORTS Section subsection (c) of the Lease is deleted and replaced with the following:

(c) Lessor at its sole discretion, may from time to time, inspect the Equipment at the Lessors sole expense.  If any discrepancies are found as they pertain to the general condition of the Equipment as required hereunder, the Lessor will, communicate these discrepancies to the Lessee in writing.  The Lessee shall have thirty (30) days to rectify these discrepancies at his sole expense.  The Lessee should pay all expenses for a re-inspection by a Lessor appointed expert if corrective measures are required.

RETURN PROVISIONS :  In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, Lessee shall, at its expense:

(A)  At least one hundred eighty (180) days, but not more than two hundred forty (240) days, prior to Lease termination, provide to Lessor written notification of intent to return all, but not less than all, of the equipment covered under this Lease schedule;

(B)  At least thirty (30) days, but not more than sixty (60) days, prior to Lease termination:

(i)  Ensure all Equipment has been properly maintained in accordance with the manufacturers’ recommended maintenance procedures and is operating within manufacturers’ specifications;

(ii)  Cause manufacturers’ representatives or other qualified maintenance providers, acceptable to Lessor, to perform a physical inspection and test of all the components and capabilities of the Equipment and provide a full inspection report to Lessor.  The Equipment must be free of all large scratches, marks, gouges, dents, discoloration or stains; all drawers, runners, and locks will be in good working condition and include keys; all seat cushions shall be free of cuts, tears, rips, scratches, burns, stains or discoloration; there shall be no evidence of extreme use or overloading, i.e. bowed or sagging shelves or seats;

there shall be no missing screws, bolts, fasteners, etc.  If during such inspection the Equipment is found not to be in compliance with the above, then Lessee shall remedy all items not in compliance and provide for a follow-up inspection to verify the Equipment meets these return provisions;

(C)  Upon Lease termination, Lessee shall have the manufacturers’ representatives, or other persons acceptable to Lessor, de-install all Equipment, including all wire, cable, and mounting hardware and ensure:

(i)  All kitchen related equipment is clean and free of dirt, grease, rust, corrosion and must be in such condition so as to be immediately capable of being installed and used in a similar working environment.

(ii)  All fryers are drained of their cooking oil and properly cleaned;

(iii)  The Equipment shall be packed properly and in accordance to the manufacturers’ recommendations;

(iv)  All necessary permits and labor are obtained to perform the required work;

(D)  At Lessor’s choice, either (1) allow Lessor, at Lessor’s expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment which will be conducted in a manner that will not interfere with the Lessee’s normal business operations, or (2) Lessee shall provide free, safe storage and insurance for the Equipment for a period not to exceed ninety (90) days from the Lease expiration at a location satisfactory and accessible to Lessor;

(E)  Lessee shall provide for the transportation of the Equipment in a manner consistent with the manufacturers’ recommendations and practices to any location(s) within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such location(s).  Lessee shall be responsible for ensuring all necessary permits and labor are obtained to deliver the Equipment to Lessor;

(F)  Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as the loss payee on all such policies of insurance.

7.          LEASE TERM OPTIONS

Early Lease Term Options

The Lease is hereby amended by adding the following to the end thereof:

CANCELLATION OPTION:

(a)   So long as no default exists hereunder and expressly provided that all of the terms and conditions of this Provision are fulfilled, Lessee may cancel the Agreement as to all (but not less than all) of the Equipment on this Schedule as of  the Cancellation Date set forth below (the “Cancellation Date”) upon at least 90 days prior written notice (the “Notice Date”) to Lessor (which notice shall be irrevocable and shall be sent to the attention of Lessor’s Asset Management Organization, 2000 W. SBC Center Drive Hoffman Estates, IL  60196).  Such notice shall state the Cancellation Date which shall apply.  If all of the terms and conditions of this Provision are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

(b)   Prior to the Cancellation Date, Lessee shall

(i)   pay to Lessor, as additional rent, (A) the Cancellation Value (set forth below for the Cancellation Date) for the Equipment, plus (B) all rent and all other sums due and unpaid as of the Cancellation Date (including, but not limited to, any Rent payment due and payable on the Cancellation Date and any sales taxes and property taxes); and

(ii)   return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with such appraiser’s determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to the Cancellation Date.

(c)   The Cancellation Date and the applicable Cancellation Value are as set forth below:

January         , 2008                         $ 202,939.96

(d)   Lessee shall, from the applicable Notice Date through the Cancellation Date,

(i)   continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee’s obligation to pay rent, and

(ii)   make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor’s right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Cancellation Date.

(e)   Lessee shall, from the Cancellation Date through the earlier of the date the Equipment is sold by Lessor to a third party or 30 days following the Cancellation Date, comply with the following terms and conditions:

(i)   Continue to provide insurance for the Equipment, at Lessee’s own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

(ii)   Make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee’s premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

(f)   The proceeds of any sale or re-lease of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in or any claim upon any of such proceeds.

The Lease is amended by adding the following thereto:

EARLY PURCHASE OPTION:

(a)  Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE’S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase on an AS IS BASIS all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the “Early Purchase Date”) which is 49 months from the Basic Term Commencement Date for a price equal to twenty-seven percent (27%) of the Capitalized Lessor’s Cost (the “FMV Early Option Price”), plus all applicable sales taxes.

Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in the PURCHASE OPTION Section subsection (b) of the Lease hereof) of the Equipment at the time the option is exercisable.  Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of the Equipment and is not required or permitted by the MAINTENANCE Section or the RETURN OF EQUIPMENT Section of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement.  (The purchase option granted by this subsection shall be referred to herein as the “Early Purchase Option”.)

(b)  If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

End of Basic Term Options

At the expiration of the Basic Term (the “Basic Term Expiration Date”), so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

(1)   RENEWAL OPTION.  (i)  So long as no default exists hereunder and the Lease has not been earlier terminated, Lessee may at expiration of the Basic Term, upon at least 120 days but not more than 270 days prior written notice to Lessor, extend the term of the Lease with respect to all (but not less than all) of the Equipment in this Lease for a term to be agreed upon by Lessee and Lessor (the “Renewal Period”) for a scheduled monthly rental equal to the monthly Fair Market Rental Value thereof determined as of the end of the Renewal Term.

(ii)  “Fair Market Rental Value” shall mean the price which a willing lessee would pay for the rental of the Equipment in an arms-length transaction to a willing lessor under no compulsion to lease for a time period similar to the Renewal Period; provided, however, that in such determination:  (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Lease (ii) in the case of any installed additions to the Equipment, same shall be valued on an installed basis; and (iii) costs of removal of the Equipment from the current location shall not be a deduction from such valuation.  If Lessor and Lessee are unable to agree on the Fair Market Rental Value at least 135 days before Lease expiration, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Rental Value, and that determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with any such appraisal.

(iii)  Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within 15 days after Fair Market Rental Value is determined (by agreement or appraisal).

(2)        PURCHASE OPTION.  Pursuant to the purchase option section of the lease, upon at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice to Lessor prior to the Basic Term Expiration Date, Lessee may purchase all (but not less than all) of the Equipment covered by this Schedule on an AS IS BASIS for cash equal to the then Fair Market Value of the Equipment (plus all applicable sales taxes).

(3)          CANCELLATION OPTION.  Upon at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice to Lessor prior to the Basic Term Expiration Date (the “Notice Date”), Lessee may cancel the Agreement (the “Cancellation Option”) with respect to all (but not less than all) of the Equipment on this Schedule.  If all of the terms and conditions of this Section are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.  Lessee shall be deemed to have waived this option if it fails to timely provide Lessor with the required written notice of its election to exercise the same.

(a)   Prior to the Basic Term Expiration Date, Lessee shall

(i)   pay to Lessor, as additional rent, three percent (3%) of the Capitalized Lessor’s Cost of the Equipment, plus all rent and all other sums due and unpaid as of the Basic Term Expiration Date (including, but not limited to, any rent payment due and payable on the Basic Term Expiration Date and any sales taxes and property taxes); and

(ii)   return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with such appraiser’s determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to such Basic Term Expiration Date.

(b)   From the applicable Notice Date through the Basic Term Expiration Date, Lessee shall:

(i)   continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee’s obligation to pay rent, and

(ii)   make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor’s right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Basic Term Expiration Date.

(c)   Lessee shall, from the Basic Term Expiration Date through the earlier of the date the Equipment is sold by Lessor to a third party or thirty (30) days following the Basic Term Expiration Date, comply with the following terms and conditions:

(i)   continue to provide insurance for the Equipment, at Lessee’s own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

(ii)   make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee’s premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

(d)   The proceeds of any sale or re-lease of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in nor any claim upon any of such proceeds.

End of Secondary Term Options

So long as no default exists hereunder and the Lease has not been earlier terminated, Lessee may at the expiration of the Renewal Period upon at least one hundred eighty (180) days but not more than two hundred seventy (270) days written notice to Lessor prior to the end of the Renewal Period, purchase all (but not less than all) of the Equipment in this Schedule on an AS IS, WHERE IS BASIS, without recourse to or warranty from Lessor, express or implied (“AS IS BASIS”) for cash equal to its then Fair Market Value (plus all applicable sales taxes).

8.              Exercise of early termination, early purchase option, cancellation option and end of term options

Lessee hereby acknowledges and agrees that (i) Lessor is requiring that each of Lessee, Smith and Wollensky of Boston, LLC, a Delaware Limited Liability Company, Houston S&W, L.P., a Texas Limited Partnership and Houston S&W, L.P., a Texas Limited Partnership (collectively, the “S&W Lessees”) be bound by the terms of this Section G.7. as set forth in this Schedule and in each such Schedule executed by an S&W Lessee that is designated as a Series SBC Schedule (the “S&W Schedules”) and (ii) without the S&W Lessees agreeing to be bound by such Section G.7. Lessor would not enter into this Schedule or such other S&W Schedules.  Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessee hereby agrees that Lessee shall exercise the same early Termination, Early Purchase Option, Cancellation Option or End of Term Option (collectively, the “Options”) that is exercised by any of the other S&W Lessees under the S&W Schedules and in the event one of the other S&W Lessees exercises any of the Options under any of the other S&W Schedules Lessee shall automatically be deemed to exercise the same Option with respect to this Schedule.  Neither Lessee nor the S&W Lessees may exercise a different Option under this Schedule or the S&W Schedules.

H.                 Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount
The Smith & Wollensky Restaurant Group, Inc.	1114 1st Ave.	$576,043.03
	New York, NY 10021

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all  Equipment listed above has been delivered and installed (if applicable) as of the date and stated above, and copies of the Bill(s) of Lading or other documentation acceptable to Lessor which show the date delivery are attached hereto; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier, or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the lease; (ii) the representation and warranties made by the Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code.  Further, Lessee is irrevocably grants to Lessor the power to sign Lessee’s name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:

AMERITECH CAPITAL CORPORATION, DBA		Houston S&W, L.P.
SBC CAPITAL SERVICES

By:	/s/ JEFFREY R. MASON	By: Smith & Wollensky of Houston LLC

Name:	JEFFREY R. MASON	Title: General Partner

Title:	VP - C.F.O.	By:	/s/ ALAN M. MANDEL

		Name:	ALAN M. MANDEL

		Title:	C.F.O.

ANNEX A

TO

SCHEDULE NO. SBC-2

TO MASTER LEASE AGREEMENT

DATED AS OF DECEMBER 20, 2004

DESCRIPTION OF EQUIPMENT

Quantity	Description	Model No.

1	La Cimballi Model No. M32-2 Group Expresso Machine Curtis Model No. GEM-12 Coffee Brewer Water Filter-Selecto	IL-6

1

Beverage Counter-Wasserstrom 14’-0” x 30” x 36” High All stainless steel construction fabricated to meet NSF requirements. Unit to be mounted on stainless steel legs with adjustable stainless steel bullet feet. Provide 42” x 28” polytop cutting board

1

Refrigerated Counter, Work Top 27” wide, one-section, s/s flat top, (1) field regingable door, s/s front, alum. Sides & interior, rear mounted refrig. System, 1/5 hp. Unit to be furnished with casters, includes 1 115v/60/1, 10’ cord & plug, std, standard warranty, 1 yr. parts and labor; 5 yr. compressor, rehinging doors, specify, casters, swivel, 2 w/brakes, 2 w/o brakes, 3” dia. rubber tired, set of 4 (4” ht.)

Continental Refrigerator SW27

1

1 ea SINK, HAND
Advance Tabco Model No. 7-PS-70
Hand Sink, wall model, 14” wide x 10” front-to-back x 5” deep bowl, 20 gauge stainless steel construction, with no faucet, basket drain, wall bracket
1 ea K-70 Faucet holes, 8” O.c.
Extended Total for Item No.6

1	1 ea CUTTING BOARD Wasserstrom Model No. CUSTOM42” x 28” x 1/2” thick, white polyboard

1

1 ea WALL MOUNTED OVERSHELF Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated 16 Ga. stainless steel wall mounted overshelf. Shelf provided with solid cantilever end brackets. Shelf to be reinforced to assure rigidity.

1

1 ea ICE MAKER, CUBE-STYLE
Manitowoc
Ice Maker, cube-style, air-cooled, remote condenser, up to 1370-lb production/24 hrs, stainless steel finish, dice size cubes
1 ea 208-230V/60/3ph, add suffix “3” to model no.
1 ea JC-1395 Condenser Unit, remote air-cooled, 0-1300 series
1 ea 208-230/60/1 (standard) 1 ea RL-50-R-404A Remote Tubing Kit, 50 ft. tubing length, for 0-1300 and 0-1800 series
Extended Total for Item No. 9.1
3,997.00

Model No. OD-1392N

1	1 ea ICE BIN Follett Corporation Upright Ice Bin, single door, 1000 lb. bin storage, incl: poly liner, SmartGATE, poly lift door w/PowerHinge, s/s exterior	Model No. SG1 01 0-48

1	1 ea WATER FILTER Selecto Model No. IL-6 In liner double water filer with cartriges

1

1 ea REFRIGERATED WORK COUNTER
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated refrigerated work counter, self contained refrigeration. Unit to be furnished with raised NSF 7 refrigerated rail with lift off covers. Counter to be 95” long x 35” deep x 36” high. Provid with full length dish storage cabinet and server pick up area (notch for column).

1

1 ea OVERSHELVES1
Wasserstrom Model No. CUSTOM
Waserstrom Custom fabricated 16 Ga. stainless steel double ta ble mounted overshelves. To be all welded construction and mounted on 1” 0.0. s/s tubular upgihts mounted to item #10. Provide unit with two (2) J Boxes for logic cable.

1

1 ea REFRIGERATED WORK COUNTER WITH SINK
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated work counter, 95” x 35”x36” high. Unit constructed of All welded coved corner NSF construction. Unit to be provided with 14” x 18”x10” deep sls coved corner sink complete with lever action drain with overflow and faucet set.

1

1 ea DOUBLE OVERSHELF
Wasserstrom Model No. CUSTOM
Waserstrom custom fabricated 16 ga. stainless steel table mounted double overshelf. Top shelf to be 66”x22”, botom shelf to be 95” x 22”. Shelves to be mounted to item #12, refrigerated counter with 1” tubular sls uprights secured with hidden fasteners.

1

1 ea REFRIGERATED WORK COUNTER
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated refrigerated work counter, “L” shaped in design, 95” x 72” x 35” x 36” high. All welded coved corner NSF construction. Unit to be furnished with 18” x 18” x 10” deep sink, faucet set and lever action drain with overflow.

1

1 ea FREEZER, LOW TEMPERATURE
Continental Refrigerator Model No.1 F-L T
Low-Temp Freezer. (-15°F), one-section, self-contained refrig system, alum. interior, sls front & exterior. standard depth cabinet, full-height sls door, dial thermometer, 5” casters, 3/4 hp
1 ea 115/208-230v/60/1

1 ea Standard warranty: 1 year parts and labor; 5 year compressor
1 ea Door hinged on left (nc)
Extended Total for Item No. 15
2,842.00

1

1 ea RACK, ROLL-IN REFRIGERATOR
Kelmax Equipment Model No. APR1618/51 NCIKD
Refrigerator Insert Rack, full size, open frame design, holds (16) 18” x 26” sheet pans. slides on 3” centers, heavy duty aluminum construction, end loading, 51” high, KD, NSF

1

1 ea CUSTOM CHEF’S LINE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated chefs counter. 19’-6” x 35” x 36” high. Counter to be furnished with full length x 20” wide server pick up counter with dish storage cabinet below. Provide with (1) 14” x 18” sink, faucet set Iia drain, 56” long raised refrigerated (NSF 7) rail, (1)18” x 18” sink, faucet, Iia drain, (3) hot food wells, (2) rectangular soup wells, 13’-9” cutting board (sectional), (1) ice cold pan,

1	1 ea SERVER PICK UP COUNTER Wasserstrom Model No. CUSTOM Server pick up counter with dish storage cabinet, Included with item #16.

1

1 ea DOUBLE OVERSHELF
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated stainless steel table mounted overshelves furnished with Hatco heat lamps, remote infinite control swithces. Shelves to be 19’-6” long and mounted on 1” stainless steel tubular supports secured with hidden fasteners. Price included with item #16

1

1 ea BROILER, DECK-TYPE, GAS
South bend Model No. 270
Broiler, Deck-Type, Gas, two infra-red decks, enclosed base, stainless steel top, front & sides, free standing design
1 ea Natural Gas
1 ea Standard one year limited warranty (upright broiler) (nc)
1 ea 4450009 1-1/4” gas pressure regulator (shipped loose) Nat. gas - preset @ 6” - max. cap. 2,500,000 BTU
Extended Total for Item No. 19.1

Model No.270

1

1 ea BROILER, DECK-TYPE, GAS
South bend Model No. 171
Broiler, Deck-Type, Gas, single infra-red deck, enclosed base with warming oven, stainless steel top, front & sides, free standing design
1 ea Natural Gas
1 ea Standard one year limited warranty (upright broiler) (nc)
Extended Total for Item No. 19.2 5,840.00

2

2 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 161 00KITCF2S-36”
Gas Connector Kit, 1” inside diameter, 36” long, Dble Supr-Swivel coupling w/SafetyQuick safety fitting, with coiled restraining device, full port gas valve, antimicrobial coating, lifetime warranty

2

ea FRYER, GAS
Pitco Frialator Model No. SG14RSSTC-S
Solstice Fryer, gas, heavy duty floor model, 40-50 lb. fat cap., solid state thermostat, s/s tank, front, door & sides, 122,000 BTU
2 ea Natural gas.
2 ea 120/60/1-ph, NEMP 5-15P, (nc)
Extended Total for Item No. 20

Model No.SG14RSSTC-S

2

2 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 1675KITCF2S-36”
Gas Connector Kit, 3/4” inside diameter, 36” long, Dble Supr-Swivel coupling w/SafetyQuick safety fitting, with coiled restraining device, full port gas valve, antimicrobial coating, lifetime warranty

Model No.675KITCF2S-36”

1

1 ea RANGE, GAS, HEAVY DUTY, 36”
Southbend Model No. P32D-BBB
Platinum Heavy Duty Range, Gas, 32”, (6) 33,000 BTU Open Burners, manual controls, 1-1/4” front manifold, standard oven base, s/s front and sides, 6” adj. legs, 243,000 BTU. 1” rear gas connection, Casters, PS24-32 Backgaurd/flue riser, with single high shelf, s/s front, sides and shelves.1 ea Natural Gas
Extended Total for Item No.

1

1 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 16100KITCFS-36”
Gas Connector Kit, 1” inside diameter, 36” long, Supr-Swivel coupling with SafetyQuick safety filling, with coiled restraining device, full port gas valve and 90° street elbow, antimicrobial coating, lifetime warranty

1

1 ea CONVECTION STEAMER, GAS
Groen Model No. HY-6G-LH,NAT
(141800) HyPerSteam TM Convection Steamer, Natural gas, 2 compo w/twin generators, 22” cabinet base, (3) 12” x 20” x 2-1/2” deep pans/comp., sls construction, dual water conn., left-hand hinge, wlbullet feet, 0-2000’ elev., 90,000BTU (STOCK ITEM)

Model No.HY-6G-LH,NAT

2

2 ea REFRIGERATOR, REACH-IN
Continental Refrigerator Model No. DL 1 R-SA
Designer Line Refrigerator, reach-in, one-section, self-contained refrig system, sls exterior, alum. interior, standard depth cabinet, full-height sls door, exterior digital thermometer, 6” sls legs, 1/4 hp
2 ea 115v/60/1, cord & plug std, (nc)
2 ea Standard warranty: 1 year parts and labor; 5 year compressor
2 ea Door hinged on left, (nc)
2 ea Casters, swivel, wlbrakes (5” dia. rubber tire) set of 4 (6” high)
Extended Total for Item No.

2

2 ea RACK, ROLL-IN REFRIGERATOR
Kelmax Equipment Model No. APR1618/51 NCIKD
Refrigerator Insert Rack, full size, open frame design, holds (16) 18” x 26” sheet pans, slides on 3” centers, heavy duty aluminum construction, end loading, 51” high, KD, NSF

Model No. APR1618/51 NCIKD

1

1 ea EXHAUST VENTILATOR
Captive-Aire Model No. 5724NFR
17’-0” long Compensating wall canopy hood with front faced make up air. To be furnished with (2) 10” x 17” exhaust risers, 430 sls where exposed, (10) 16” x 20” Kleen Gard sls baffle style exhaust filters with handles, (6) incandescent light fixtures, (6) L 1 0-x-020 Wire cage for incandescent lights, (4) 10” x 20” supply air risers, (2) 1/2 pint grease pans, Full length 3” wide back standoff air gap, (2) face mounted switches.

Model No.5724NFR

1

1 ea FIRE SUPPRESSION SYSTEM
Captive-Aire Model No. R101
Ansul-3.0/3.0 6 & 9 Gallon Wall mounted fire suppression systems (includes pre-piped hoods with detection, (2) 2” gas valves (2” mechanical shutoff valve-Ansul. Includes Hook-up and electrical packages.

1

1 ea SCALE, RECEIVING, DIGITAL PLATFORM
Hobart Model No. HBR300-1
Scale, Receiving, Digital Platform, Class III, 300 lb. x .1 lb. graduation, toggle between Ib./kg, sls platter, leveling legs, battery power supply, low battery indicator, AC/DC adapter, 120v/60/1-ph, USDA, legal for trade
1 ea HBR300-STAND Scale Stand, Mobile, stainless steel, four swivel casters w/rear locking and cart handles
Extended Total for Item No. 27

Model No.HBR300-1

1

Continental Refrigerator Model No. Dl1 R-SA
Designer Line Refrigerator, reach-in, one-section, self-contained refrig system, sls exterior, alum. interior, standard depth cabinet, full-height sls door, exterior digital thermometer, 6” sls legs, 1/4 hp 1 ea 115v/60/1, cord & plug std, (nc)
1 ea Standard warranty: 1 year parts and labor; 5 year compressor
1 ea Door hinged on left, (nc)
Extended Total for Item No. 28
2,704.00

Model No. Dl1 R-SA

1

1 ea RACK, ROLL-IN REFRIGERATOR
Kelmax Equipment Model No. APR1618/51 NCIKD
Refrigerator Insert Rack, full size, open frame design, holds (16) 18” x 26” sheet pans, slides on 3” centers, heavy duty aluminum construction, end loading, 51” high, KD, NSF

Model No. APR1618/51 NCIKD

1

1 ea LETTUCE CRISPER/DISPENSER, REFRIGERATED
Silver King Model No. SK2SB
Lettuce CrisperlDispenser, refrigerated, hinged front door, w/service chute wlclear lift-up door, 50 head capacity removable bin, stainless steel front & sides, stainless steel interior, 1/8 hp
1 ea Warranty - 1 year parts & labor, standard, (nc)
1 ea Warranty- additional 4 year compressor, standard (nc) 1 ea 115v/60/1 ph
Extended Total for Item No. 29

Model No. SK2SB

1

ea RANGE, GAS, HEAVY DUTY, 36”
South bend Model No. P32C-XH
Platinum Heavy Duty Range, Gas, 32”, (2) 45,OOOBTU open burners, (1) 16” Hot
Top, manual controls, 1-1/4” front manifold, cabinet base, sls front & sides, 6” adj. legs, 130,000 BTU. PS24-32 Backgaurd/flue riser, with single shelf, sls front, sides and shelf, sls on both sides of range, 1” rear gas connection, pressure regulator and Dormont quick disconnect hose.
1 ea Natural Gas”
Extended Total for Item No. 30

Model No. P32C-XH

1

1 ea POT SINK
Wasserstrom Model No. CUSTOM
Wasserstrom custum fabricated pot sink, 90” x 30”, constructedc of 14 ga. sls all welded coved corner NSF construction. Unit to be provided with sls legs, crossrails and adjustable bullet feet, lever action drain outlets and faucet set. ‘

1

1 ea WALL SHELF WITH POT RACK
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated wall shelf, 72” x 10” with full length pot rack and five s/s pot hooks. Shelf to be mounted with solid end cantilever bracket and one intermediate bracket. Price included with item #31

1

1 ea SINK, HAND
Advance Tabco Model No. 7-PS-70
Hand Sink, wall model, 14” wide x 10” front-to-back x 5” deep bowl, 20 gauge stainless steel construction, with no faucet, basket drain, wall bracket. Unit to be stamped with (2) 1 1/8” diameter holes 8” on center and furnished with T & S faucet

Model No. 7-PS-70

1

1 ea SAW, MEAT, ELECTRIC Hobart Model No. 6614-1
Meat Saw, vertical blade, push-pull switch, s/s open-frame, direct-gear transmission, stationary cutting table, adj. legs, hose down capabilities, 200-230/60/3, 3 hp
1 ea 1-Yr. parts, labor & travel time during normal working hrs (nc)
Extended Total for Item No. 35 4,914.00

Model No. 6614-1

1

1 ea WORK TABLE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated 14 ga. s/s work table, 72” x 30” X 36” high. Provide with 6” high backsplash, s/s legs, adjustable bullet feet and full length s/s undershelf.
Furnish a s/s drawer assembly with drawer lock.

1ea WALL MOUNTED OVERSHELF Wasserstrom Model No. CUSTOM Wasserstrom custom fabricated s/s wall mounted overshelf, 72” x 10”,16 Ga. s/s, solid end brackets and (1) intermediate bracket.

1

1 ea SINK, HAND
Advance Tabco Model No. 7-PS-70
Hand Sink, wall model, 14” wide x 10” front-to-back x 5” deep bowl, 20 gauge stainless steel construction, with no faucet, basket drain, wall bracket. Stamp with (2) 1 1/8” diameter holes and furnish aT & S faucet.

Model No. 7-PS-70

1	1 ea DRY STORAGE SHELVING Metro Model No. WIRE SHELVING Intermetro Wire, to consit of the following; (68) 74 P posts (60) 1848BR wire shelves (10) 1842BR wire shelves (15) 1836BR wire shelves

1	1 ea DRY STORAGE SHELVING Metro Model No. WIRE SHELVING Intermetro Wire, to consit of the following; (68) 74 P posts (60) 1848BR wire shelves (10) 1842BR wire shelves (15) 1836BR wire shelves	Model No. WIRE SHELVING

1 ea DRY AGING COOLER W.A. Brown & Son Model No. CUSTOM Included with item #39

1	1 ea GERMICIDAL LIGHT FIXTURES, BULBS AND SWITCH W.A. Brown & Son Model No. CUSTOM Germicidal light fixtures, bulbs and double pole switch.

1

1 ea WALK-IN SHELVING
Metro Model No. WIRE SHELVING
Intermetro wire Metro Max shelving to consist of the following;
(72) Q74UPE Posts
(36) 5MPBX Casters with brakes
(36) 5MpX Casters without brakes
(40) Q1836G2 Metro Max Q shelves, 18” x 36”
(50) Q1848G2 Metro Max Q shelves, 18” x 48”

1

1 ea SOILED DISH TABLE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated 14 Ga. s/s coved corner all welded NSF construction. 9’-6” x 48” x 30” complete with 36” wide dish dropoff shelf, 18” x 18” x 8” deep pre wash sink, s/s legs, crossrails and adjustable bullet feet, 10” high backsplash, fully perforated s/s scap basket, pre rinse faucet and lever action drain.

1 ea CLEAN DISH TABLE

Wasserstrom Model No. CUSTOM
Wasserstrom custom faricated 14 ga. s/s clean dishtable, all welded coved corner NSF construction, 51” x 30” x 63” 34” high. 10” high backsplash at walls, s/s legs, crossrails, and adjustable bullet feet.

1

1 ea DISHWASHER, DOOR TYPE
Hobart Model No. AM14-254
Dishwasher, Door Type, hot water/chemical sanitizing, approx. 80 rack cap., pass-thru, microcomputer ctrls w/LED cycle/temp. display right hand ctrl box, elec. tank heat, auto-fill, s/s tank, frame, doors & ft., 208-240/60/3
1 ea 1-Yr. parts, labor & travel time during normal working hrs (nc)
Extended Total for Item No. 44 6,302.00

Model No. AM14-254

1

1 ea BOOSTER HEATER, ELECTRIC \
Hatco Model No. C-12
Compact Booster Heater, Electric, 6-gallon storage capacity, electric operation, 12-KW, stainless steel front, custom fittings & Castone tank
1 ea 208V,3-phase
1 ea SSBB Stainless steel body and base (Not for retrofit), for 4kw-18kw models

Model No. C-12

1

1 ea BOOSTERBRKT Slide brackets in lieu of std. 6” legs, N/C
1 ea SHOCK Shock Absorber (reduce water hammer), (pricing applies only at time of equipment purchase)
1 ea PRVB Brass Pressure Reducing Valve w/By-Pass in lieu of cast iron
Extended Total for Item No. 44.1

1	1 ea DUNNAGE RACKS Quadra-Tech Model No. DUNNAGE RACKS Aluminum dunnage racks, sized as follow; (2) 20” x 12” x 36” (2) 20” x 12” x 48”	Model No. DUNNAGE RACKS

1

1 ea CONDENSATE HOOD
Captive-Aire Model No. CUSTOM
Captive Aire condenstae exhaust hood, with full perimeter gutter, (1) factiry installed exhaust riser, 304 sls construction, (1) 12” x 12” x 1” mesh aluminum filter. Provide closure panels on three sides.

1

1 ea CONVECTION OVEN, ELECTRIC
Blodgett Oven Model No. CTB SINGLE
Convection Oven, elec., single-deck, half-size, solid state manual controls, 2-speed fan, (5) racks & (9) positions, door w/glass, sls front, sides, top & back, 4” sls legs, 5.6kw
1 ea 208/60/3
1 ea 7.5 kw upgrade
Extended Total for Item No. 48

Model No. CTB SINGLE

1	1 ea WALK-IN TRASH COOLER WA Brown & Son Model No. CUSTOM To be included with item #39

1	1 ea FLOOR TROUGH Advance Tabco Model No. FFTG-1848 Floor Trough, 18”W, 48”L, 4”0, wlfiberglass grating, sls removable beehive strainer, 4” 0.0. waste pipe 4”L, pitched towards waste	Model No. FFTG-1848

1	1 ea ESPRESSO MACHINE La Cimballi Model No. M32-2 By Vendor	Model No. M32-2

1	1 ea COFFEE BREWER Curtis Model No. GEM-12 By Vendor	Model No. GEM-12

	1 ea WATER FILTER Selecto Model No. IL-6 Water filter for coffee Brewer	Model No. IL-6

1	1 ea WALL SHELF Wasserstrom Model No. CUSTOM Wasserstrom custom fabricated 16 Ga. sls wall mounted with solid

1

1 ea BEVERAGE COUNTER
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated Beverage counter. All welded NSF s/s construction. 11’-0” x 30” x 36” high. Provide with 6” high backsplash, 16 Ga. s/s construction mounted on s/s counter legs with adjustable bullet feet, 16” x 18” x 10” deep sink. faucet set, lever action drain

2

2 ea REFRIGERATED COUNTER, WORK TOP
Continental Refrigerator Model No. SW27 Work Top Refrigerator, 27” wide, one-section. s/s flat top, (1) field rehingable door, s/s front. alum. sides & interior, 6” adj. legs, rear-mounted refrig. system, 1/5 hp
2 ea 115v/60/1, 10’ cord & plug, std. (nc)
2 ea Standard warranty: 1 year parts and labor; 5 year compressor
2 ea Rehinging doors, specify (nc)
2 ea Casters, swivel, 2 w/brakes. 2 wlo brakes (3”dia. rubber tired) set of 4 (4” ht.)
Extended Total for Item No. 56

Model No. SW27

1

1 ea PICK UP COUNTER
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated dish storage pick up counter. Constructed of all welded s/s NSF construction, approximately 10’-0” long x 20” wide x 32” high. Furnish with full length dish storage cabinet below. Unit to be mounted on s/s legs with adjustable bullet feet.

1

1 ea REFRIGERATED WORK COUNTER WITH RAISED RAIL Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated all welded s/s NSF constructed refrigerated vwork counter. 12’-3” long x 35” x 36” high. To be integral with dish storage pickup counter (#57), provide counter with approximately 96” long refrigerated raised rail, night covers, and mounted on s/s legs with adjustable bullet feet. Price included with item #57

1

1 ea DOUBLE OVERSHELF
Wasserstrom Model No. CUSTOM Wasserstrom custom fabricated double high table mounted overshelves, 12’-3” long x 15” wide, height shown on drawings. Unit mounted on s/s tubular supports with secured fasteners. Price included with item #57

1

1 ea CONVECTION OVEN, ELECTRIC
Blodgett Oven Model No. CTB SINGLE
Convection Oven, elec., single-deck, half-size, solid state manual controls, 2-speed fan. (5) racks & (9) positions, door w/glass, s/s front, sides, top & back. 4” s/s legs, 5.6kw
1 ea 208/60/1
1 ea 7.5 kw upgrade
Extended Total for Item No. 60

Model No. CTB

1

1 ea MIXER, FOOD
Hobart Model No. A 120-2B
Mixer, Planetary, Bench, 12-qt. capacity, three fixed speed, gear-driven transmission, 15 min. timer, open base, #12 taper attachment hub, manual bowl lift, s/s bowl, aluminum “B” beater & s/s “0” wire whip, 115/60/1, 1/3 hp, cord wlplug
1 ea 1- Yr. parts, labor & travel time during normal working hrs (nc)
Extended Total for Item No. 61

Model No. A 120-2B

1	1 ea MIXER STAND Wasserstrom Model No. CUSTOM Wasserstrom custom fabricated mixer stand, 30” x 30” x 32” high, 14 Ga. s/s top,s/s legs with 5” diameter casters (2 with brakes).

2

2 ea SINK, HAND

Advance Tabco Model No. 7-PS-70
Hand Sink, wall model, 14” wide x 10” front-to-back x 5” deep bowl, 20 gauge stainless steel construction, with no faucet, basket drain, wall bracket. backsplash to be punched with (2) 1 1/8” diameter holes for t & S faucet set.

Model No. 7-PS-70

1

1 ea REFRIGERATED WORK COUNTER
Wasserstrom Model No. CUSTOM

Wasserstrom custom fabricated refrigerated work counter, 9’-4” long x 30” x 36” high. All welded coved corner construction per NSF requirements. Self contained refrigeration system, 120 volU 1 phase/cord and plug. Unit to have 6” high backsplash full length. Counter to be mounted on s/s legs with adjustable bullet feet.

1

1 ea WALL SHELF
Wasserstrom Model No. CUSTOM

Wasserstrom custom fabricated double wall mounted overs helves, 72” x 10”, shelf to have solid end brackets and one intermediate cantilever bracket. Price included with item #64.

1

1 ea REFRIGERATED WORK COUNTER
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated, refrigerated work counter complete with self contained refrigeration system, 14 Ga. s/s top, (2) raised refrigerated rails per NSF 7 construction, s/s legs with adjustable bullet feet, 10’-6” long x 30” wide x 36” high.

1

1 ea REFRIGERATED WWORK COUNTER
Wasserstrom Model No. CUSTOM
Refrigerated work counter. Unit to be 9’-9” long, integral with item #66, price included with item #66. See same for typical specifications.

4

4 ea WALL SHELVES
Wasserstrom Model No. CUSTOM
Wasserstrom custm fabricated wall mounted overshelves, 16 Ga. s/s construction, solid end brackets, 96” x 10” mounted 54” and 64” AFF. Provide (2) intermediate cantilever brackets for each shelf. Price included with item #66

2

2 ea REFRIGERATOR, REACH-IN
Continental Refrigerator Model No. DL 1 R-SA
Designer Line Refrigerator, reach-in, one-section, self-contained refrig system, sls exterior, alum. interior, standard depth cabinet, full-height sls door, exterior digital thermometer, 6” sls legs, 1/4 hp
2 ea 115v/60/1, cord & plug std, (nc)
2 ea Standard warranty: 1 year parts and labor; 5 year compressor
2 ea One unit required with door hinged right, and one unit required with door hinged left.
Extended Total for Item No. 68

Model No.DL R-SA

2

2 ea RACK, ROLL-IN REFRIGERATOR
Kelmax Equipment Model No. APR1618/51 NC/KD
Refrigerator Insert Rack, full size, open frame design, holds (16) 18” x 26” sheet pans, slides on 3” centers, heavy duty aluminum construction, end loading, 51” high, KD, NSF

Model No. APR1618/51 NCIKD

1

1 ea FREEZER, LOW TEMPERATURE
Continental Refrigerator Model NO.1 F-L T
Low-Temp Freezer, (-15°F), one-section, self-contained refrig system, alum. exterior & interior, sls front, standard depth cabinet, full-height sls door, dial thermometer, 5” casters, 3/4 hp
1 ea 115/208-230v/60/1
1 ea Standard warranty: 1 year parts and labor; 5 year compressor
1 ea Door hinged on right, std. (nc)
Extended Total for Item No. 69

1

1 ea RACK, ROLL-IN REFRIGERATOR
Kelmax Equipment Model No. APR1618/51 NC/KD
Refrigerator Insert Rack, full size, open frame design, holds (16) 18” x 26” sheet pans, slides on 3” centers, heavy duty aluminum construction, end loading, 51” high, KD, NSF. Price included with item #69

Model No. APR1618/51 NCIKD

1

1 ea CLEAN DISH TABLE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated clean dishtable, all welded coved corner NSF construction. Unit to be approximately 7’-0” x 6’-6” x 30” x 34” high. Provide 10” high backs plash along wall, back to be mitered to avoid column, furnish with 2” x 1/4” sls rack guide band, sls legs with adjustable bullet feet and sls cross rails. This unit was not listed in spec book or noted on drawing, we took the liberty of assinging item number and ading to quote.

Model No. CUSTOM

1

1 ea SOILED DISH TABLE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated soiled dish table, all welded coved corner NSF construction. Table to be “U” shaped in design, Approxiamte size to be 5’-0” x 12’-6” x 5’-6” and furnished with 60” dish drop shelf, 7’-0” dish ledge with pass thru frame, sls legs, crossrails and adjustable bullet feet, (2) rubber scrap block with die raised holes in table top, 20” x 20” x 8” deep pre-rinse sink with fully perforated scrap basket, 10” high backsplash.

1

1 ea DISHWASHER, CONVEYOR TYPE
Hobart Model No. CRS86A+BUILDUP
Dishwasher, Conveyor Type, two tank design w/pre-wash section, 248 racks/hour, s/s construction, auto-fill, auto-timer, 115 volt pilot circuit
1 ea 1-Yr. parts, labor & travel time during normal working hrs w/in the USA (nc)
1 ea ELEOAX 208/60/3 electric heat only
1 ea DIROLR Left to right operation
1 ea HGTSTD *std column height
1 ea HTE 15K Elec tank ht 15kw wash/1 Okw rn
1 ea CNV020 *conveyor for 20x20 racks
1 ea DWL YES W/conveyor dwell
1 ea VFCYES W/vent fan control
1 ea LPAYES W/lower prewash arm
1 ea TRNWTH W/transformer
1 eaFETSTD *std feet
1 ea PRAW/O *W/o low temp rinse arm
1 ea WTRCOM *common water connection
Extended Total for Item No. 72

Model No. CRS86A

1

1 ea CONDENSATE HOOD
Captive-Aire Model No. 4224VH1
Captive Aire custom faricated condensate hood for dishwasher. Unit to be 8’-6” long x 3’6” wide x 24” high. Furnish with full perimeter gutter, factory installed 14” x 14” exhaust riser. constructed of 304 s/s, and provided with 16” x 16” x 1” aluminum mesh filter.

Model No. 4224VH1

1

1 ea BOOSTER HEATER, ELECTRIC
Hatco Model No. C-39
Compact Booster Heater, Electric, 6-gallon storage capacity, electric operation, 39-KVV, stainless steel front, custom fittings & Castone tank
1 ea 208V, 3-phase
1 ea PRVB Brass Pressure Reducing Valve w/By-Pass in lieu of cast iron
1 ea SSBB Stainless steel body and base (Not for retrofit), for 24kw-58kw models
1 ea SHOCK Shock Absorber (reduce water hammer), (pricing applies only at time of equipment purchase)
1 ea FLOOR MOUNT Floor Mounting Leg Assembly, in lieu of std. 6” legs
Extended Total for Item No. 74

Model No. C-39

1	1 ea WALL SHELF Wasserstrom Model No. CUSTOM Wasserstrom custom fabricated 16 Ga. s/s wall mounted overshelf, 62” x 15”, mounted 54” AFF, unit to be furnished with solid end brackets for support.

2

2 ea SINK, HAND
Advance Tabco Model No. 7-PS-70
Hand Sink, wall model, 14” wide x 10” front-to-back x 5” deep bowl, 20 gauge stainless steel construction, with no faucet, basket drain, wall bracket. Sink to be punched with (2) 1 1/8” diameter holes for T&S faucet.

Model No. 7-PS-70

1

1 ea POT SINK
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated pot sink, constructed of 14 Ga. sls all welded coved corner NSF construction. Furnish with (3) 20” x 27” x 14” deep sinks, lever action drains (2) faucet sets, sls legs with adjustable bullet feet and crossrails.

1

1 ea WALL SHELF WITH POT RACK
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated 16 ga. sls wall mounted overshelf, 84” long x 10” wide, with full length pot rack and five sls pot hooks. Price included with item #77.

1	1 ea WIRE SHELVING Metro Model No. SHELVING Intermetro wire dish room shelving, to consist of the following; (8) 2136BR shelves (8) 74P posts

1

1 ea MIXER, FOOD
Hobart Model No. H600+BUILDUP
Mixer (ONLY), Planetary, Floor, 60-qt. capacity, four fixed speeds, gear-driven transmission, 15 min. timer, #12 taper attachment hub, manual bowl lift, sls bowl guard, 2 hp
1 ea 1-Yr. parts, labor & travel time during normal working hrs w/in the USA (nc)
1 ea ELEOOC 230/60/1 1 ea FINPTD Epoxy Enamel Finish
1 ea AUXONO *W/o auxiliary Ld. plates
1 ea BLFMAN *manual bowl lift
1 ea SWITIM 15 min timer
1 ea GRDYES *wl bowl guard
1 ea BBEATER-ALU060 60 qt alum B flat beater
1 ea DWHIP-SST060 60 QT. Bowl, “0” Wire Whip Stainless Steel
1 ea EDDOUGH-ALU060 60 QT. Bowl, “ED” Dough Hook
1 ea BOWL-SST060 60 QT. Bowl
Extended Total for Item No. 82

Model No. H600+BUILDUP

1

1 ea CONVECTION OVEN, GAS
Blodgett Oven Model No. DFG200 DOUBLE
Convection Oven, gas, double-deck, extra depth, solid state manual controls, 2-speed fan, (5) racks & (11) positions, int’r light, simultaneous operated doors wlglass, sls front, sides & top, 6” sls legs, flue connector, 60,000 BTU each
1 ea Natural gas
1 ea Draft diverter (nc)
1 ea 6” casters(set) for double ovens in lieu of legs
1 ea Gas manifold for double ovens
Extended Total for Item No. 83

Model No. DFG200

1

1 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 1675KITCFS-36”
Gas Connector Kit, 3/4” inside diameter, 36” long, Supr-Swivel coupling with SafetyQuick safety filling, with coiled restraining device, full port gas valve and 90° street elbow, antimicrobial coating, lifetime warranty

1

1 ea KETTLE, GAS
Groen Model No. AH/1 E-40,NAT,C
(127371) Kettle, Natural gas, 40-gal. cap., 2/3 jacket, 316 sls liner, sls insulated body, 2” TDO, 1/4” perf. strainer, #51 counterbalanced actuator cover, faucet bracket, bullet feet, 115V controls, 30 PSI, 0 - 2000’ elevation, 100,000BTU
1 ea Limited 1-year parts and labor warranty (std) (no charge)
1 ea 019653 Faucet, single pantry with swing spout for (T&S B-206 or equal tilting braising pans); (TDB, TDBC, water resistant & TDB6-10 table top kettles) & (all other floor model kettles)
1 ea 104278 Brush Set, 2”, includes kettle brush, drain valve brush, and paddle, for table top & floor model kettles
Extended Total for Item No. 84

MODEL NO.AH/1 E-40,NAT,C

1

1 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 1650KITCF2S-36”
Gas Connector Kit, 1/2” inside diameter, 36” long, Dble Supr-Swivel coupling w/SafetyQuick safety fitting, with coiled restraining device, full port gas valve, antimicrobial coating, lifetime warranty

Model No. 1650KITCF2S

1	1 ea FLOOR TROUGH Advance Tabco Model No. FFTG-1818 Floor Trough, 18”W, 18”L, 4”D, w/fiberglass grating, sls removable beehive strainer, 4” O.D. waste pipe 4”L, pitched towards waste.	Model No. FFTG-1818

1

1 ea BRAISING PAN, GAS
Groen Model No. HFP/2E-2,NAT,T
(139509) Tilting Braising Pan, Natural gas, 23-gallon capacity, 9” deep pan, manual tilt, electric ignition, open leg frame base, sls construction, pressure regulator, 2” TDO, 0 - 2000” elevation, 80,000BTU
1 ea Limited 1-year parts and labor warranty (std) (no charge)
1 ea 019653 Faucet, single pantry with swing spout for (T&S B-206 or equal tilting braising pans); (TDB, TDBC, water resistant & TDB6-10 table top kettles) & (all other floor model kettles)
1 ea 140144 Gas Quick Disconnect, with AGA approved restraint chain for tilting braising pans & table top & floor model kettles
Extended Total for Item No. 86

Model No. HFP/2E-2,NAT,T

1	1 ea FLOOR TROUGH Advance Tabco Model No. FFTG-1824 Floor Trough, 18”W, 24”L, 4”D, w/fiberglass grating, sls removable beehive strainer, 4” O.D. waste pipe 4”L, pitched towards waste	Model No. FFTG-1824

1

1 ea EXHAUST VENTILATOR
Captive-Aire Model No. 5724NFR 12’-6” long compensating wall canopy hood, with front face make up air complete with one factory installed 10” x 25” exhaust riser. 430 s/s where exposed, (2) 16” x 16” Kleen-Gard s/s baffle style filters, (6) 16” x 20” Kleen -Gard s/s baffle style filters, (4) incandescent light fixtures, (4) L 1 0-x020 wire cage for light fixture, (3) supply risers-6” x 28” complete with fire volume dampers, (1) 1/2 pint grease cup, (1) 3” wide back standoff, (2) face mount switches.

Model No. 5724NFR

1

1 ea FIRE SUPPRESSION SYSTEM
Ansul Fire Protection Model No. R102
Ansul-3.0/3.0/3.0, 6 gallon wall mounted fire suppression system (includes pre-piped hoods with detection, (1) 2” mechanical gas shutoff valve. Price included with item #25.

Model No. R102

1

1 ea PREP SINK
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated 14 ga. s/s all welded coved corner NSF constuction, 84” x 27” x 36” high, to be furnished with faucet set, lever action drains, 6” high backsplash, front and both ends to have marine edge, s/s legs, full length s/s undershelf.

1

1 ea WALL SHELVES
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated wall mounted overshelf, 15” x 96”, to have solid end brackets and one intermediate s/s cantilever bracket. Shelf to be mounted 54” AFF. Price to be included with item # 90.

2	2 ea DUNNAGE RACK, TUBULAR New Age Model No. 2005 Dunnage Rack, square bar, 1-tier, 20”W x 48”L x 12”H, weight capacity 2500 Ibs., all welded aluminum construction	Model No. 2005

1	1 ea WIRE SHELVING Metro Model No. STORAGE SHELVING Intermetro wire shelving to consist of the following; (10) each 1848BR shelves (5) each 1842BR shelves (12) each 74P posts	Model No. STORAGE SHELVING

1

1 ea SLICER, FOOD
Hobart Model No. 2912-1
Slicer, semi-auto, angle fd, 12” s/s Stay SharpTM knf, MICROBAN@ antimicrobial product prot’n, ga. plate interlock, Poly-V-belt, perm. ring grd, 6-spd auto. s/s knf cvr, top mtd sharpener, low fence, s/s carriage w/tilt, 120/60/1, 1/2 hp
1 ea 1-Yr. parts, labor & travel time during normal working hrs (nc)
Extended Total for Item No. 94

Model No. 2912-1

4

4 ea WALL SHELF
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated wall shelves, 12” x 60”, constructed of 16 Ga. s/s all welded construction, to have solid end brackets. Price included with item #96.

1

1 ea PREP TABLE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated prep table, 10’-0” x 30” X 36” high, 14 Ga. s/s all welded coved corner NSF construction. Furnish with full length 6” high backsplash, s/s legs, cross rails and adjustable bullet feet. Provide a partial 18 Ga. s/s undershelf below right side of table.

1

1 ea FOOD CHOPPER, ELECTRIC
Hobart Model No. 84186-1
Food Cutter w/#12 attachment hub, 18” diameter s/s bowl 20 rpm, double s/s knives 1725 rpm, bowl cover w/safety interlock, push/pull on/off switch, one-piece burnished aluminum housing, 4” legs, 115/60/1, 1 hp, 6’ cord w/plug
1 ea 1-Yr. parts, labor & travel time during normal working hrs (nc)
Extended Total for Item No. 97

Model No. 84186-1

1	1 ea WALK-IN COOLER/FREEZER COMBO W.A. Brown & Son Model No. WALK-IN COOLER Custom fabricated walk-in cooler/freezer. Unit to be sized per equipment plan, Drawings to follow for approval.

1	1 ea WALK-IN SHELVING Metro Model No. WIRE SHELVING Intermetro wire shelving to consist of the following; (45) each 1848NK3 shelves (20) each 1836NK3 shelves (52) each 74PK3 posts	Model No. WIRE SHELVING

1	1 ea WALK-IN FREEZER WA Brown & Son Model No. CUSTOM included with item #98, price included in same

1	1 ea FREEZER SHELVING Metro Model No. WIRE SHELVING Intermetro wire shelving to consist of the following; (10) each 1836NK3 shelves (10) each 1848NK3 shelves (16) each 74PK3 posts

2

2 ea MOBILE WORK TABLE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated mobile work table, 60” x 30” x 36” high. 14 Ga. s/s all welded coved corner construction, furnished with s/s legs, 5” diameter heavy duty casters (2- with brakes), full length 16 ga. s/s welded undershelf.

2

2 ea REFRIGERATOR, REACH-IN
Continental Refrigerator Model No. DL 1 R-SA Designer Line Refrigerator, reach-in, one-section, self-contained refrig system, s/s exterior, alum. interior, standard depth cabinet, full-height s/s door, exterior digital thermometer, 6” s/s legs, 1/4 hp
2 ea 115v/60/1, cord & plug std, (nc)
2 ea Standard warranty: 1 year parts and labor; 5 year compressor2 ea Door hinged on right, std. (nc)
Extended Total for Item No.1 04

Model No. DL 1 R-SA

2

2 ea RACK, ROLL-IN REFRIGERATOR
Kelmax Equipment Model No. APR1618/51 NCIKD
Refrigerator Insert Rack, full size, open frame design, holds (16) 18” x 26” sheet pans, slides on 3” centers, heavy duty aluminum construction, end loading, 51” high, KD, NSF

Model No. APR1618/51 NCIKD

2

2 ea BROILER, DECK-TYPE, GAS
South bend Model No. 270
Broiler, Deck-Type, Gas, two infra-red decks, enclosed base, stainless steel top, front & sides, free standing design
2 ea Natural Gas
2 ea Standard one year limited warranty (upright broiler) (nc)
Extended Total for Item No. 105

Model No. 270

2

2 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 161 00KITCF2S-36”
Gas Connector Kit, 1” inside diameter, 36” long, Dble Supr-Swivel coupling w/SafetyQuick safety fitting, with coiled restraining device, full port gas valve, antimicrobial coating, lifetime warranty

Model No. 161 00KITCF2S-36”

2

1 ea FRYER, GAS
Pitco Frialator Model No. SG14R-SS
Solstice Fryer, gas, heavy duty floor model, 42-50 lb. fat cap., Millivolt thermostat, sls tank and exterior, 122,000 BTU, (free standing, stand alone fryer only special price), (Express Ship Program)
2 ea Natural gas
Extended Total for Item No. 106

Model No. SG14R-SS

2

2 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 1675KITCF2S-36”
Gas Connector Kit, 3/4” inside diameter, 36” long, Dble Supr-Swivel coupling w/SafetyQuick safety fitting, with coiled restraining device, full port gas valve, antimicrobial coating, lifetime warranty

Model No. 1675KITCF2S-36”

1

1 ea RANGE, GAS, HEAVY DUTY, 36”
Southbend Model No. P32D-BBB
Platinum Heavy Duty Range, Gas, 32”, (6) 33,000 BTU Open Burners, manual controls, standard oven base, sls front and sides, 6” adj. legs, 243,000 BTU. Furnis with PS24-32 backgaurd/flu riser, with single high shelf, sls front & sides & shelves, 1” rear gas connection, casters, sls both sides of range. This item replaces model 1363 in catalog.
1 ea Natural Gas
Extended Total for Item NO.1 08

Model No. P32D-BBB

1

1 ea RANGE, GAS, HEAVY DUTY, 36”
South bend Model No. P32D-XH
Platinum Heavy Duty Range, Gas, 32”, (2) 45,OOOBTU open burners, (1) 16” Hot Top, manual controls, standard oven base, sls front & sides, 6” adj. legs, 175,000 BTU. Furnish with PS24-32 backgaurdlflu riser, with single shelf, sls front & sides, free standing design, 1” rear gas manifold, casters. This item replaces model 1366.1 ea
Natural Gas
Extended Total for Item NO.1 08.1

Model No. P32D-XH

2

2 ea GAS CONNECTOR KIT
Dormont Manufacturing Model No. 161 00KITCF2S-36”
Gas Connector Kit, 1” inside diameter, 36” long, Dble Supr-Swivel coupling w/SafetyQuick safety fitting, with coiled restraining device, full port gas valve, antimicrobial coating, lifetime warranty

Model No. 161 00KITCF2S-36”

1

1 ea CONVECTION STEAMER, GAS
Groen Model No. HY-6G-LH,NAT
(141800) HyPerSteamTM Convection Steamer, Natural gas, 2 compo w/twin generators, 22” cabinet base, (3) 12” x 20” x 2-1/2” deep pans/comp., sls construction, dual water conn., left-hand hinge, wlbullet feet, 0-2000’ elev., 90,000BTU (STOCK ITEM)
1 ea 139025 PureSteem TM Water Treatment System-head, filter cartridge, and treatment blend cartridge (required for extended warranty)
1 ea TWO-YEAR Boiler or steam generator warranty with purchase & maintance of PureSteemTM water filtration system (nc)
Extended Total for Item NO.1 09

Model No. HY-6G- LH,NAT

1

1 ea EXHAUST VENTILATOR
Captive-Aire Model No. 5724NFR
17’-0” long compensating wall canopy hood with front faced make up air. To be furnished with (2) 10” x 17” exhaust risers, 430 sls where exposed, 910) 16” x 20” Kleen Gard sls baffle style exhaust filters, (6) incandescent light fixtures, (6) L 1 0-x-020 wire cages for light fixtures, (4) 10” x 20” supply air riser, (2) 1/2 pint grease pans, full length 3” wide standoff air gap, and (2) face mounted switches

Model No. 5724NFR

1

1 ea PICK UP COUNTER
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated pick up counter, 22’-0” long x 20” x 32” high. All welded coved corner NSF construction. Provide with sls cabinet base, (2) hot food wells, (1) ice cold pan, sls legs with adjustable bullet feet.

1

1 ea CHEF’S LINE
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated chefs counter, 22’-0” long x 35” x 36” high. Constructed of all welded coved corner NSF construction, provided per plans and elevations. Provide unit with double high sls overshelves per plans and elevations. Price included with item #111.

1

1 ea ICE MAKER, CUBE-STYLE
Manitowoc Model No. QY-1094N
Ice Maker, cube-style, air-cooled, remote condenser, up to 980-lb production/24 hrs, stainless steel finish, half-dice size cubes 1 ea 208-230V/60/3ph, add suffix “3” to model no.
1 ea JC-1095 Condenser Unit, remote air-cooled, Q-1000 series
1 ea 208-23016011 (standard)
1 ea RT-50-R-404A Remote Tubing Kit, 50 ft. tubing length, for Q-450, Q-600,
Q-800 and J-1000 series1 ea S-570 Ice Bin, w/top-hinged front-opening door, 400-lb ice storage capacity, for top-mounted ice maker, stainless steel exterior
Extended Total for Item No. 113

Model No. QY-1094N

1	1 ea WATER FILTER Selecto Model No. CUSTOM Double water filtration system

1	1 ea FLOOR TROUGH Advance Tabco Model No. FFTG-1830 Floor Trough, 18”W, 30”L, 4”D, w/fiberglass grating, s/s removable beehive strainer, 4” O.D. waste pipe 4”L, pitched towards waste	Model No. FFTG-1830

1

1 ea MOP SINK
Advance Tabco Model No. 9-0P-40
Mop Sink, floor mounted, 20” L-R, 16” F-B, 12” high water level, 2” drain, s/s bullet feet, stainless steel construction
1 ea K-240 Service Faucet
1 ea K-245 Utility Shelf, 8” wide x 24” long
Extended Total for Item No. 116

Model No. 9-0P-40

1	1 ea STORAGE SHELVING Metro Model No. WIRE SHELVING Intermetro wire shelving to consist of the following; (10) each 1836BR shelves (8) each 74P posts	Model No. WIRE SHELVING

2

2 ea WALL SHELF
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated 16 Ga. s/s all welded coved corner wall shelves. Furnish with solid end bracke and (2) intermediate cantilever brackets on each shelf. Price included in item #120.

1

1 ea BREAD COUNTER
Wasserstrom Model No. CUSTOM
Wasserstrom custom fabricated bread counter, 10’-0” x 30” x 36” high. Unit constructed of all s/s all weld construction per NSF requirements. To be furnished with 16” x 18” x 10” deep sink, faucet set, lever action drain, full length 6” high backsplash, (4) bread drawers, s/s cabinet base, s/s legs with adjustable bullet feet.

1	1 ea REMOTE RFRIGERATION SYSTEM Kairak Model No. REMOTE REF RACK Unit to be supplied per specifications. (several issues are yet to be worked out. Installation included.

1

1 ea LETTUCE CRISPER/DISPENSER, REFRIGERATED Silver King Model No. SK2SB
Lettuce Crisper/Dispenser, refrigerated, hinged front door, w/service chute w/clear lift-up door, 50 head capacity removable bin, stainless steel front & sides, stainless steel interior, 1/8 hp 1 ea Warranty - 1 year parts & labor, standard, (nc)
1 ea Warranty- additional 4 year compressor, standard (nc)
1 ea 115v/60/1 ph
Extended Total for Item No. 122

Model No. SK2SB

1	1 ea ICE CRUCHER Clawson Machine Model No. HQ-S Model HQ-S ice crusher, 120 volt single phase provided with cord and plug.	Model HQ-S

1	1 ea WATER STATION, DROP-IN T & S Brass Model No. B-1230 Water Station, Drop-In	Model No. B-1230

1

1 ea AIR DOOR
Berner Model No. EZP1042A
Air Curtain, 42” long, unheated, (1) 1/5 hp motor, 7-1/2” high, for doors up to 8-feet high for climate control, variable speed selector switch, anodized aluminum exterior cabinet, wall mounting plate, UL
1 ea Five year parts warranty (unheated units)(n/c)
1 ea A 120/1/60 (n/c)
Extended Total for Item No. 125

Model No. EZP1042A

1

1 ea AIR DOOR
Berner Model No. EZP1042A
Air Curtain, 42” long, unheated, (1) 1/5 hp motor, 7-1/2” high, for doors up to 8-feet high for climate control, variable speed selector switch, anodized aluminum exterior cabinet, wall mounting plate, UL
1 ea Five year parts warranty (unheated units)(n/c)
1 ea A 120/1/60 (n/c)
Extended Total for Item No. 125

Model No. EZP1042A

1	1 ea SPEED RAIL Eagle Group Model No. SSR-42 Spec-Bar 2000@ Speed Rail, 42” Lx 5” D, single, sls, permanent attachment.	Model No. SSR-42

4

4 ea ICE CHEST
Eagle Group Model No. B241C-19
Spec-Bar 2000@ Underbar Ice Chest Unit, 24”L x 19”D, insulated ice bin 22” x 15” x 10-1/2”dp., 67 lb. cap., sliding cover, 20/304 bin, top, front & ends, galv. back, sls legs & crossrails, adj. feet

Model No. B241C-19

2

2 ea BOTTLE COOLER
Perlick Model No. BC48SG
Bottle Cooler, 4 ft., flat top, self-contained refrig system, deep well design, 2-sliding doors, 25 case cap., sls top, front & sides, galv. int’r, back & bottom, includes door locks, cap openerlreceiver & condensate evaporator, 1/4 HP, 6.4 amps
2 ea 5 Yr. compressor warranty (nc)
2 ea 115v/60/1, standard (nc)
2 ea C31036 Set of four, 3” casters wlbrakes, for 4’ flat top bottle cooler & froster
Extended Total for Item No. B.004

Model No.BC48SG

2

2 ea GLASS RACK, UNDERBAR
Eagle Group Model No. GR18-19 Spec-Bar 2000@ Glass Rack Storage Unit, 18” Lx 19” D, drain board top,3 rack cap., rack glides, 20304 sls top, front, ends, galv. back, sls legs, adj. feet.
EXCEPTION: CATALOG NUMBER SHOULD BE HSD18-19 NOT HSD12-19 THAT IS ON SCHEDULE BASED ON DRAWING AND EAGLE DOES NOT HAVE A MODEL HSD12-19

Model No.GR18-19

1

1 ea BAR SINK
Eagle Group Model No. B3-3-19
Spec-Bar 2000@ Underbar Three Comp’t Sink Unit, 36”L x 19”D, (3)10” x 14” x 10”D sink bowls, (1) splash mt. T&S faucet, standpipe drains, 20/304 sls top, front & ends, sls legs, crossrails & back, adj. feet

Model No.B3-3-19

1

1 ea UNDERBAR ADD-ON UNIT
Eagle Group Model No. HSD18-19
Spec-Bar 2000@ Hand Sink, 18” Lx 19” D, 9-1/4” x 11-1/2” x 6” dp bowl, H&C water faucet, 1-112” I.P.S. threaded drain wlnut & washer, C-towel & liquid soap dispensers, 20/304 sls top, front & hinged door, sls legs, crossrails & back, adj. feet.
EXCEPTION: catalog number is as quoted, we have no HSD12-19

Model No.HSD18-19

3

3 ea BACKBAR STORAGE CABINET, REFRIGERATED
Perlick Model No. BS3D
Backbar Storage Cabinet, three-section, self-contained refrigeration system, NSF#7, Food Storage approved
3 ea 5 Yr. compressor warranty (nc)
3 ea 115v/60/1, std. (nc)
3 ea Painted cabinet (nc)
3 ea Condensing unit on left
3 ea No finish on top (nc)
3 ea Field Laminated door, LEFT door
3 ea Left door hinged left (nc)
3 ea Field Laminated door, CENTER door
3 ea Center door hinged left (nc)
3 ea Field Laminated door, RIGHT door
3 ea Right door hinged right (nc)
3 ea 57940SS Leg & Front Baseplate Kit, for 3-door self-contained back bar refrigerator, galv. steel painted black baseplate with mounting brackets & set of adjustable sls legs
Extended Total for Item No. B.010

Model No.BS3D

1	1 ea WATER STATION, DROP-IN T & S Brass Model No. B-1230 Water Station, Drop-In

1

1 ea ICE CHEST
Eagle Group Model No. B241C-19
Spec-Bar 2000@ Underbar Ice Chest Unit, 24”L x 19”D, insulated ice bin 22” x 15” x 10-1/2”dp., 67 lb. cap., sliding cover, 20/304 bin, top, front & ends, galv. back, sls legs & crossrails, adj. feet

B241C-19

1

1 ea UNDER BAR WORKBOARD
Eagle Group Model No. WB18-19
Spec-Bar 2000@ Workboard, 18” Lx 19” D, perforated s/s insert, 1-1/2” I.P.S. threaded drain w/nut and washer, 20/304 s/s top, front & ends, galv. back, s/s legs & crossrails, adj. feet

Model No.WB18-19

1

1 ea UNDERBAR FILLER STRIP
Eagle Group Model No. 901CWB-19
Spec-Bar 2000@ Corner Workboard, 90° inner corner, fits 19” underbar equipment, s/s construction, adjustable s/s bullet feet, perforated s/s insert, 1-1/2” I.P.S. threaded drain w/nut and washer, mounting clips included

Model No.901CWB-19

1

1 ea BOTTLE COOLER
Perlick Model No. BC24SG
Bottle Cooler, 2 ft., flat top, self-contained refrig system, deep well design, 1-sliding door, 7 case cap., s/s top, front & sides, galv. steel interior, back & bottom, includes door lock, cap opener/receiver & condensate evaporator, 1/5 HP, 4.2 amps
1 ea 5 Yr. compressor warranty (nc)
1 ea 115v/60/1, standard (nc)
1 ea C31036 Set of four, 3” casters w/brakes, for 4’ flat top bottle cooler & froster
Extended Total for Item No. B.17

Model No. BC24SG

1

1 ea BAR SINK
Eagle Group Model No. B4-3-R-19
Spec-Bar 2000@ Underbar Three Comp’t Sink Unit, 48”L x 19”D, (3)10” x 14” x 10”D sink bowls, (1) splash mt. T&S faucet, standpipe drains, 12” drainboard right, 20/304 s/s top, front & ends, s/s legs, crossrails & back, adj. feet

Model No. B4-3-R-19

1

1 ea UNDERBAR ADD-ON UNIT
Eagle Group Model No. HSD18-19
Spec-Bar 20000 Hand Sink, 18” Lx 19” D, 9-1/4” x 11-1/2” x 6” dp bowl, H&C water faucet, 1-1/2” I.P.S. threaded drain w/nut & washer, C-towel & liquid soap dispensers, 20/304 s/s top, front & hinged door, s/s legs, crossrails & back, adj. feet.EXCEPTION: Catalog number should be HSD18-19 not HSD12-19 that is on schedule. Eagle does not have this number.

Model No. SD18-19

1

1 ea ICE CHEST
Eagle Group Model No. B241C-19
Spec-Bar 2000@ Underbar Ice Chest Unit, 24”L x 19”D, insulated ice bin 22” x 15” x 10-1/2”dp., 67 lb. cap., sliding cover, 20/304 bin, top, front & ends, galv. back, s/s legs & crossrails, adj. feet

Model No. B241C-19

1

1 ea UNDERBAR WORKBOARD
Eagle Group Model No. WB30-19
Spec-Bar 2000@ Workboard, 30” Lx 19” D, perforated s/s insert, 1-1/2” I.P.S. threaded drain w/nut and washer, 20/304 s/s top, front & ends, galv. back, s/s legs & crossrails, adj. feet

Model No. WB30-19

2

2 ea BACKBAR STORAGE CABINET, REFRIGERATED
Perlick Model No. BS2D
Backbar Storage Cabinet, two-section, self-contained refrigeration system, NSF#7, Food Storage approved
2 ea 5 Yr. compressor warranty (nc)
2 ea 115v/60/1, std. (nc)
2 ea Painted cabinet (nc)
2 ea Condensing unit on left
2 ea No finish on top (nc)
2 ea Field laminated door, lEFT door
2 ea left door hinged left (nc)
2 ea Field laminated door, RIGHT door
2 ea Right door hinged right (nc)
2 ea 57939SS leg & Front Baseplate Kit, for 2-door self-contained back bar refrigerator, galv. steel painted black baseplate with mounting brackets & set of adjustable sls legs

Model No. BS2D

1

1 ea ICE CHEST
Eagle Group Model No. B241C-19
Spec-Bar 2000@ Underbar Ice Chest Unit, 24”l x 19”D, insulated ice bin 22” x 15” x 10-1/2”dp., 67 lb. cap., sliding cover, 20/304 bin, top, front & ends, galv. back, sls legs & crossrails, adj. feet

1	1 ea WATER STATION, DROP-IN T & S Brass Model No. B-1230 Water Station, Drop-In	Model No. IB-1230

1

1 ea FREIGHT
Wasserstrom Model No. FREIGHT
Inbound freight and delivery to jobsite. Jobsite delivery to consist of (2) 53’ padded semi tractor trailors. Installers to meet trucks and unload equipment into building.

1

1 ea WALK-IN INSTALLATION
Wasserstrom Model No. INSTALLATION
Walk-in installation to consist of meeting truck unloading walk-ins, and erect panels per manufacturer’s specifications, Provide any and all trim necessary to complete project as required.

1

1 ea EQUIPMENT INSTAllATION
Wasserstrom Model No. INSTAllATION
Wasserstrom installers to meet trucks at time specified, unload, set in place, caulk equipment as required, remove debris to contractors dumpster located on site. Complete final walk thru with Acount Manager and customer to complete project as required by Smith & Wollensky

1	1 ea WALK-IN DELIVERY Wasserstrom Model No. DELIVERY Delivery of all walk-in coolers and freezers.

1) Item number 7 was quoted at $754.00, actual is $75.00.) Item number 33 was quoted at $675.00, actual cost is $225.00.
3) Item #104 was quoted at $952.00, actual cost should have been $4,952.00.
4) Item #B.6 was quoted at $334.00, this only reflected one unit, there are actually two required bringing total to $668.00.
Obviously, Wasserstrom will stand by original quote, but would appreciate consideration of the above.

RA W041
Sell Each Sell Total cost.
Alternate items are not a part of this submittal and will be forth coming. Also, taxes are not shown as a part of this quotation.
N. Wasserstrom & Sons

Equipment immediately listed above is located at:  4007 Westheimer, Houston, Harris County, Texas 77027

EQUIPMENT SCHEDULE

SCHEDULE NO. SBC-3

DATED THIS  DECEMBER 20, 2004

TO MASTER LEASE AGREEMENT

DATED AS OF  DECEMBER 20, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:

AMERITECH CREDIT CORPORATION, DBA	DALLAS S & W, L.P.
SBC CAPITAL SERVICES	18438 N. DALLAS PARKWAY
2000 W. SBC CENTER DRIVE	DALLAS, TX 75287
HOFFMAN ESTATES, IL 60196

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement” said Agreement and this Schedule being collectively referred to as “Lease”).  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.                  Equipment:  Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Number	Model and Type of Equipment

SEE ATTACHED ANNEX “A”

Equipment immediately listed above is located at: 18438 N. Dallas Parkway, Dallas, Collin County, TX  75287

B.                  Financial Terms

1.	Advance Rent (if any): $ 5,026.27	5.	Basic Term Commencement Date : December 20, 2004
2.	Capitalized Lessor’s Cost: $ 262,565.22	6.	Lessee Federal Tax ID No.: 75-3086522
3.	Basic Term (No. of Months): 60 Months.	7.	Last Delivery Date: November 24, 2004
4.	Basic Term Lease Rate Factor: .0194292	8.	Daily Lease Rate Factor: .00063810

9.                     First Termination Date:  Thirty-seven (37) months after the Basic Term Commencement Date.

10.                  Interim Rent:  For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date (“Interim Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor’s Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on NA.

11.                  Basic Term Rent.  Commencing on December 20, 2004 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

12.                  Secondary Term Rent.  Unless the Schedule has been earlier terminated as provided therein, commencing on December 20, 2004 (the “Renewal Term Commencement Date”) and on the same day of each month thereafter (each, a “Rent Payment Date”) for the renewal period (as hereinafter defined), Lessee shall pay as rent the Fair Market Rental Value (as defined hereafter).

C.                  Tax Benefits               Depreciation Deductions:

1.          Depreciation method is the 200 % declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance., taking into account the 50% special depreciation allowance and basis adjustment under Section 168(k)(1) of the Code, whichever is applicable.

2.          Recovery Period:  Five (5) Years.

3.          Basis: 100 % of the Capitalized Lessor’s Cost.

D.                  Property Tax

APPLICABLE TO EQUIPMENT LOCATED IN TEXAS:  Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor.  Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense.  Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.                    Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS N. Wasserstrom and Sons, Inc. (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.                    Stipulated Loss and Termination Value Table*

# OF BASE PMTS	TERM VAL/% OF COST	STIP LOSS/% OF COST
1	0	109.6543384
2	0	108.5219495
3	0	107.3798381
4	0	106.2279754
5	0	105.0637976
6	0	103.8872756
7	0	102.69838
8	0	101.4970811
9	0	100.2858839
10	0	99.06222402
11	0	97.82607137
12	0	96.57993036
13	0	95.32123614
14	0	94.04995825
15	0	92.76860058
16	0	91.47713235
17	0	90.17642893
18	0	88.86645923
19	0	87.54719196
20	0	86.21859572
21	0	84.87973258
22	0	83.53147712
23	0	82.17379743
24	0	80.80575509
25	0	79.4282242
26	0	78.04117232
27	0	76.64366057
28	0	75.2356562
29	0	73.82009711
30	0	72.39695022
31	0	70.9661823
32	0	69.5277598
33	0	68.0786785
34	0	66.6218753
35	0	65.1573162
36	0	63.6819964
37	50.334314	62.1988524
38	48.6293337	60.7078496
39	46.9134891	59.2059826
40	45.1867455	57.6932166
41	43.4520387	56.1724874
42	41.7093335	54.6437597
43	39.9585945	53.1069983
44	38.1997861	51.5621674
45	36.4299018	50.0062607
46	34.6518764	48.4422129
47	32.8656739	46.869988
48	31.0682871	45.2865787
49	29.2626504	43.6949196
50	27.4487271	42.0949738
51	25.6235094	40.4837338
52	23.7869604	38.8611623
53	21.9534174	37.2415968
54	20.1188561	35.6210131
55	18.2748235	33.9909581
56	16.4212706	32.3513828
57	14.5581483	30.702238
58	12.6854072	29.0434745
59	10.8029977	27.3750426
60	8.91086976	25.6968922

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor’s Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.                  Modifications and Additions for This Schedule Only

For purposes of this Schedule only, the Agreement is amended as follows:

1. The LEASING Section subsection (b) of the Lease is hereby deleted in its entirety and the following substituted in its stead:

 b)  The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule for the Equipment (ii) evidence of insurance which complies with the requirements of the INSURANCE Section of the Lease, and (iii) such other documents as Lessor may reasonably request.  Once the Schedule is signed, the Lessee may not cancel the Lease.

2. The DELIVERY, USE AND OPERATION Section subsection (a) of the Lease shall be deleted and the following substituted in its stead:

 The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee’s possession as of the Lease Commencement Date.

3.  RENT ADJUSTMENT:

(a)   If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986, as amended, (“Code”)), the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers (“Effective Rate”) is higher than thirty-five percent (35%) for any year during the lease term, then Lessor shall have the right to increase such rent payments by requiring payment of a single additional sum.  The additional sum shall be equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value (defined below), divided by (iii) the difference between the new Effective Rate (expressed as a decimal) and one (1).  The adjusted Termination Value shall be the Termination Value (calculated as of the first rent due in the year for which the adjustment is being made) minus the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all future years of the lease term).  The Termination Values and Tax Benefits are defined on the Schedule.  Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

(b)   If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Code, the Effective Rate is lower than thirty-five percent (35%) for any year during the lease term, then Lessor shall upon request reduce such rent payments by a single sum.  The reduction shall be equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value (defined below), divided by (iii) the difference between the new Effective Tax Rate (expressed as a decimal) and one (1).  The adjusted Termination Value shall be the Termination Value (calculated as of the first rent due in the year for which the adjustment is being made) minus the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all future years of the lease term).  The Termination Values and Tax Benefits are defined on the Schedule.  Lessor shall pay to Lessee the full amount of the rent reduction on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

(c)   Lessee’s obligations under this Section 3 shall survive any expiration or termination of this Agreement.

4.  BILL OF SALE

Lessee, in consideration of the Lessor’s payment of the amount set forth in B 2. above, which includes any applicable sales taxes (which payment Lessee acknowledges), hereby grants, sells, assigns, transfers and delivers to Lessor the Equipment along with whatever claims and rights Seller may have against the manufacturer and/or Supplier of the Equipment, including but not limited to all warranties and representations.  At Lessors request Lessee will cause Supplier to deliver to Lessor a written statement wherein the Supplier (i) consents to the assignment to Lessor of whatever claims and rights Lessee may have against the Supplier, (ii) agrees not to retain any security interest, lien or other encumbrance in or upon the Equipment at any time, and to execute such documents as Lessor may request to evidence the release of any such encumbrance, and (iii) represents and warrants to Lessor (x) that Supplier has previously conveyed full title to the Equipment to Lessee, (y) that the Equipment was delivered to Lessee and installation completed, and (z) that the final purchase price of the Equipment (or a specified portion of such purchase price) has been paid by Lessee.

Lessor is purchasing the Equipment for leasing back to Lessee pursuant to the Lease.  Lessee represents and warrants to Lessor that (i) Lessor will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever; (ii) Lessee has the right to sell the Equipment; and (iii) the Equipment has been delivered to Lessee in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (iv) the equipment has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance.

Lessee agrees to save and hold harmless Lessor from and against any and all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against Lessor as a consequence of the sale of the Equipment to Lessor.

5.  ACCEPTANCE

Pursuant to the provisions of the Lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable); (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

6.  EQUIPMENT SPECIFIC PROVISIONS

MAINTENANCE PROVISIONS:  In addition to the provisions provided for in the MAINTENANCE Section of the Lease, Lessee shall, at its expense:

(a) maintain the Equipment in a manner and frequency suggested by the manufacturer.

(b) maintain the Equipment in an operable state and shall not discontinue operation of the Equipment throughout the Lease term.

(c) maintain the Equipment to industry standards.

(d) maintain the Equipment in a similar manner and fashion as if the Equipment were owned by the Lessee.

(e) maintain the Equipment under a preventive maintenance program by qualified professionals who possess a working knowledge of the mechanical operation of the Equipment including electrical systems, motors, drives, controls, accessories, lubricants and all other items necessary to make the machine operate to its original manufacturer’s specifications.

(f) have the Equipment meet all local, state, and federal laws, regulations and codes that regulate the use and operation of such Equipment and will not contribute to or be used in any way as to directly or indirectly violate any local, state or federal law including Food and Drug Administration and Environmental Protection Agency.

(g) maintain a maintenance log on the Equipment showing all routine and non-routine maintenance and repairs.  Said log shall list in summary form maintenance, repairs or modifications performed on the Equipment, the date any and all of such service and by whom the service was performed.  This log shall be made available to the Lessor at its request during normal working hours or the Lessee.

INSPECTION:  The REPORTS Section subsection (c) of the Lease is deleted and replaced with the following:

(c) Lessor at its sole discretion, may from time to time, inspect the Equipment at the Lessors sole expense.  If any discrepancies are found as they pertain to the general condition of the Equipment as required hereunder, the Lessor will, communicate these discrepancies to the Lessee in writing.  The Lessee shall have thirty (30) days to rectify these discrepancies at his sole expense.  The Lessee should pay all expenses for a re-inspection by a Lessor appointed expert if corrective measures are required.

RETURN PROVISIONS :  In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, Lessee shall, at its expense:

(A)     At least one hundred eighty (180) days, but not more than two hundred forty (240) days, prior to Lease termination, provide to Lessor written notification of intent to return all, but not less than all, of the equipment covered under this Lease schedule;

(B)     At least thirty (30) days, but not more than sixty (60) days, prior to Lease termination:

(i)  Ensure all Equipment has been properly maintained in accordance with the manufacturers’ recommended maintenance procedures and is operating within manufacturers’ specifications;

(ii)  Cause manufacturers’ representatives or other qualified maintenance providers, acceptable to Lessor, to perform a physical inspection and test of all the components and capabilities of the Equipment and provide a full inspection report to Lessor.  The Equipment must be free of all large scratches, marks, gouges, dents, discoloration or stains; all drawers, runners, and locks will be in good working condition and include keys; all seat cushions shall be free of cuts, tears, rips, scratches, burns, stains or discoloration; there shall be no evidence of extreme use or overloading, i.e. bowed or sagging shelves or seats; there shall be no missing screws, bolts, fasteners, etc.  If during such inspection the Equipment is found not to be in compliance with the above, then Lessee shall remedy all items not in compliance and provide for a follow-up inspection to verify the Equipment meets these return provisions;

(C)     Upon Lease termination, Lessee shall have the manufacturers’ representatives, or other persons acceptable to Lessor, de-install all Equipment, including all wire, cable, and mounting hardware and ensure:

(i)  All kitchen related equipment is clean and free of dirt, grease, rust, corrosion and must be in such condition so as to be immediately capable of being installed and used in a similar working environment.

(ii)  All fryers are drained of their cooking oil and properly cleaned;

(iii)  The Equipment shall be packed properly and in accordance to the manufacturers’ recommendations;

(iv)  All necessary permits and labor are obtained to perform the required work;

(D)     At Lessor’s choice, either (1) allow Lessor, at Lessor’s expense, and provided Lessor has provided reasonable notice to Lessee, to arrange for an on-site auction of the Equipment which will be conducted in a manner that will not interfere with the Lessee’s normal business operations, or (2) Lessee shall provide free, safe storage and insurance for the Equipment for a period not to exceed ninety (90) days from the Lease expiration at a location satisfactory and accessible to Lessor;

(E)      Lessee shall provide for the transportation of the Equipment in a manner consistent with the manufacturers’ recommendations and practices to any location(s) within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such location(s).  Lessee shall be responsible for ensuring all necessary permits and labor are obtained to deliver the Equipment to Lessor;

(F)      Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as the loss payee on all such policies of insurance.

7.  LEASE TERM OPTIONS

Early Lease Term Options

The Lease is hereby amended by adding the following to the end thereof:

CANCELLATION OPTION:

(a)   So long as no default exists hereunder and expressly provided that all of the terms and conditions of this Provision are fulfilled, Lessee may cancel the Agreement as to all (but not less than all) of the Equipment on this Schedule as of  the Cancellation Date set forth below (the “Cancellation Date”) upon at least 90 days prior written notice (the “Notice Date”) to Lessor (which notice shall be irrevocable and shall be sent to the attention of Lessor’s Asset Management Organization, 2000 W. SBC Center Drive Hoffman Estates, IL  60196).  Such notice shall state the Cancellation Date which shall apply.  If all of the terms and conditions of this Provision are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.

(b)   Prior to the Cancellation Date, Lessee shall

(i)   pay to Lessor, as additional rent, (A) the Cancellation Value (set forth below for the Cancellation Date) for the Equipment, plus (B) all rent and all other sums due and unpaid as of the Cancellation Date (including, but not limited to, any Rent payment due and payable on the Cancellation Date and any sales taxes and property taxes); and

(ii)   return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with such appraiser’s determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to the Cancellation Date.

(c)   The Cancellation Date and the applicable Cancellation Value are as set forth below:

January , 2008	$92,501.73

(d)  Lessee shall, from the applicable Notice Date through the Cancellation Date,

(i)   continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee’s obligation to pay rent, and

(ii)   make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor’s right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Cancellation Date.

(e)   Lessee shall, from the Cancellation Date through the earlier of the date the Equipment is sold by Lessor to a third party or 30 days following the Cancellation Date, comply with the following terms and conditions:

(i)   Continue to provide insurance for the Equipment, at Lessee’s own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

(ii)   Make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee’s premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

(f)   The proceeds of any sale or re-lease of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in or any claim upon any of such proceeds.

The Lease is amended by adding the following thereto:

EARLY PURCHASE OPTION:

(a)  Provided that the Lease has not been earlier terminated and provided further that Lessee is not in default under the Lease or any other agreement between Lessor and Lessee, Lessee may, UPON AT LEAST 30 DAYS BUT NO MORE THAN 270 DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE’S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase on an AS IS BASIS all (but not less than all) of the Equipment listed and described in this Schedule on the rent payment date (the “Early Purchase Date”) which is 49 months from the Basic Term Commencement Date for a price equal to twenty-seven percent (27%) of the Capitalized Lessor’s Cost (the “FMV Early Option Price”), plus all applicable sales taxes.

Lessor and Lessee agree that the FMV Early Option Price is a reasonable prediction of the Fair Market Value (as such term is defined in the PURCHASE OPTION Section subsection (b) of the Lease hereof) of the Equipment at the time the option is exercisable.  Lessor and Lessee agree that if Lessee makes any non-severable improvement to the Equipment which increases the value of the Equipment and is not required or permitted by the MAINTENANCE Section or the RETURN OF EQUIPMENT Section of the Lease prior to lease expiration, then at the time of such option being exercised, Lessor and Lessee shall adjust the purchase price to reflect any addition to the price anticipated to result from such improvement.  (The purchase option granted by this subsection shall be referred to herein as the “Early Purchase Option”.)

(b)  If Lessee exercises its Early Purchase Option with respect to the Equipment leased hereunder, then on the Early Purchase Option Date, Lessee shall pay to Lessor any Rent and other sums due and unpaid on the Early Purchase Option Date and Lessee shall pay the FMV Early Option Price, plus all applicable sales taxes, to Lessor in cash.

End of Basic Term Options

At the expiration of the Basic Term (the “Basic Term Expiration Date”), so long as no default has occurred and is continuing hereunder and this Agreement has not been earlier terminated, Lessee shall exercise one of the following options:

(1)   RENEWAL OPTION.  (i)  So long as no default exists hereunder and the Lease has not been earlier terminated, Lessee may at expiration of the Basic Term, upon at least 120 days but not more than 270 days prior written notice to Lessor, extend the term of the Lease with respect to all (but not less than all) of the Equipment in this Lease for a term to be agreed upon by Lessee and Lessor (the “Renewal Period”) for a scheduled monthly rental equal to the monthly Fair Market Rental Value thereof determined as of the end of the Renewal Term.

(ii)  “Fair Market Rental Value” shall mean the price which a willing lessee would pay for the rental of the Equipment in an arms-length transaction to a willing lessor under no compulsion to lease for a time period similar to the Renewal Period; provided, however, that in such determination:  (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Lease (ii) in the case of any installed additions to the Equipment, same shall be valued on an installed basis; and (iii) costs of removal of the Equipment from the current location shall not be a deduction from such valuation.  If Lessor and Lessee are unable to agree on the Fair Market Rental Value at least 135 days before Lease expiration, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Rental Value, and that determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with any such appraisal.

(iii)  Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within 15 days after Fair Market Rental Value is determined (by agreement or appraisal).

(2)            PURCHASE OPTION.  Pursuant to the purchase option section of the lease, upon at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice to Lessor prior to the Basic Term Expiration Date, Lessee may purchase all (but not less than all) of the Equipment covered by this Schedule on an AS IS BASIS for cash equal to the then Fair Market Value of the Equipment (plus all applicable sales taxes).

(3)   CANCELLATION OPTION.  Upon at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice to Lessor prior to the Basic Term Expiration Date (the “Notice Date”), Lessee may cancel the Agreement (the “Cancellation Option”) with respect to all (but not less than all) of the Equipment on this Schedule.  If all of the terms and conditions of this Section are not fulfilled, this Lease shall continue in full force and effect and Lessee shall continue to be liable for all obligations thereunder, including, without limitation, the obligation to continue paying rent.  Lessee shall be deemed to have waived this option if it fails to timely provide Lessor with the required written notice of its election to exercise the same.

(a)   Prior to the Basic Term Expiration Date, Lessee shall

(i)   pay to Lessor, as additional rent, three percent (3%) of the Capitalized Lessor’s Cost of the Equipment, plus all rent and all other sums due and unpaid as of the Basic Term Expiration Date (including, but not limited to, any rent payment due and payable on the Basic Term Expiration Date and any sales taxes and property taxes); and

(ii)   return the Equipment in full compliance with the RETURN OF EQUIPMENT Section of the Lease, such compliance being independently verified by an independent appraiser selected by Lessor (reasonably acceptable to Lessee) to determine that the Equipment is in such compliance, which determination shall be final, binding and conclusive.  Lessee shall bear all costs associated with such appraiser’s determination and such costs, if any, to cause the Equipment to be in full compliance with the RETURN OF EQUIPMENT Section of the Lease on or prior to such Basic Term Expiration Date.

(b)   From the applicable Notice Date through the Basic Term Expiration Date, Lessee shall:

(i)   continue to comply with all of the terms and conditions of the Lease, including, but not limited to, Lessee’s obligation to pay rent, and

(ii)   make the Equipment available to Lessor in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor; provided, however, that, subject to Lessor’s right to market and demonstrate the Equipment to potential purchasers or lessees from time to time, Lessee may still use the Equipment until the Basic Term Expiration Date.

(c)   Lessee shall, from the Basic Term Expiration Date through the earlier of the date the Equipment is sold by Lessor to a third party or thirty (30) days following the Basic Term Expiration Date, comply with the following terms and conditions:

(i)   continue to provide insurance for the Equipment, at Lessee’s own expense, in compliance with the terms found in the INSURANCE Section of the Lease, and

(ii)   make the Equipment available to Lessor and/or allow Lessor to store the Equipment at Lessee’s premises, in such a manner as to allow Lessor to market and demonstrate the Equipment to potential purchasers or lessees from such premises at no cost to Lessor.

(d)   The proceeds of any sale or re-lease of the Equipment after Lessee has exercised its Cancellation Option shall be for the sole benefit of Lessor and Lessee shall have no interest in nor any claim upon any of such proceeds.

End of Secondary Term Options

So long as no default exists hereunder and the Lease has not been earlier terminated, Lessee may at the expiration of the Renewal Period upon at least one hundred eighty (180) days but not more than two hundred seventy (270) days written notice to Lessor prior to the end of the Renewal Period, purchase all (but not less than all) of the Equipment in this Schedule on an AS IS, WHERE IS BASIS, without recourse to or warranty from Lessor, express or implied (“AS IS BASIS”) for cash equal to its then Fair Market Value (plus all applicable sales taxes).

8.  Exercise of early termination, early purchase option, cancellation option and end of term options

Lessee hereby acknowledges and agrees that (i) Lessor is requiring that each of Lessee, Smith and Wollensky of Boston, LLC, a Delaware Limited Liability Company, Houston S&W, L.P., a Texas Limited Partnership and Houston S&W, L.P., a Texas Limited Partnership (collectively, the “S&W Lessees”) be bound by the terms of this Section G.7. as set forth in this Schedule and in each such Schedule executed by an S&W Lessee that is designated as a Series SBC Schedule (the “S&W Schedules”) and (ii) without the S&W Lessees agreeing to be bound by such Section G.7. Lessor would not enter into this Schedule or such other S&W Schedules.  Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessee hereby agrees that Lessee shall exercise the same early Termination, Early Purchase Option, Cancellation Option or End of Term Option (collectively, the “Options”) that is exercised by any of the other S&W Lessees under the S&W Schedules and in the event one of the other S&W Lessees exercises any of the Options under any of the other S&W Schedules Lessee shall automatically be deemed to exercise the same Option with respect to this Schedule.  Neither Lessee nor the S&W Lessees may exercise a different Option under this Schedule or the S&W Schedules.

H.                  Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount
The Smith & Wollensky Restaurant Group, Inc.	1114 1st Ave.
	New York, NY 10021	$262,565.22

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all  Equipment listed above has been delivered and installed (if applicable) as of the date and stated above, and copies of the Bill(s) of Lading or other documentation acceptable to Lessor which show the date delivery are attached hereto; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier, or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the lease; (ii) the representation and warranties made by the Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code.  Further, Lessee is irrevocably grants to Lessor the power to sign Lessee’s name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:

AMERITECH CAPITAL CORPORATION, DBA		DALLAS S & W, l..P.
SBC CAPITAL SERVICES

By:	/s/ JEFFREY R. MASON	By: S & W OF Dallas LLC

Name:	JEFFREY R. MASON	Title: General Partner

Title:	V.P - C.F.O.	By:	/s/ ALAN M. MANDEL

		Name:	ALAN M. MANDEL

		Title:	C.F.O.

ANNEX A

TO

SCHEDULE NO. SBC-3

TO MASTER LEASE AGREEMENT

DATED AS OF December 20, 2004

DESCRIPTION OF EQUIPMENT

Quantity	Description

S&W DALLAS, TX
INSTALLATION L/N:
INSTALLATION
OF EQUIPMENT DOES NOT INCLUDE
REFRIGERATION ERECTION OF WALK-IN
FINAL PLUMBING OR ELECTRICAL
CONNECTIONS TRASH REMOVAL OR
SEATING INSTALLATION
IF DUE TO JOB SITE CONDITIONS
OUR INSTALLATION CREW IS REQUIRED
TO LAYOVER THE FOLLOWING CHARGES
WILL BE INCURRED PER DAY $793.80
NOTE: NEED EXACT LOCATION AND FLOOR
PLAN TO QUOTE
FOR THE REMOVAL OF THE DISHROOM
AND DISH WASHER SO THE GC CAN
REPLACE THE LOWER PORTION OF THE
WALLS

1
P\N: D453450100N
P126313
DISHTABLE CLEAN L
WITH OVERSHELVES
90X84X30 DISH TABLE
OVERSHELF 18X60
OVERSHELF 18X51
1
P\N: B0231CC
P124416
FAUCET T&S BRASS SINK MIXING
12 INCH SWING NOZZLE
WALL MOUNTED
8 INCH CENTERS
2
P\N: D453440100N
P126313
SINK THREE COMP D453 01 44
30X96 THREE COMP SINK
W/DRAINS LA.
TO INCLUDE S/S BOWL
18X96”WALL SHELF

6614 0001
P124408
SAW HOBART 6614-1MEAT SAW 200-230/60/1PH
VERTICAL BLADE PUSH-PULL SWITCH
STAINLESS STEEL OPEN FRAME DIRECT
GEAR TRANSMISSION STATIONARY CUTTING
TABLE ADJ LEGS HOSE DOWN CAPABILITES
2 YEARS WARRANTY
1
P\N: 1848GX
Tag#: P124410
SHELF METRO 1848GX OPEN GRID
18X48
50
P\N: 74PX
Tag#: P124410
56	POST METRO 74PX 74 METROMAX

P\N: 1860GX
Tag#: P124410
20	SHELF METRO 1860GX OPEN GRID

IN: 1842GX
Tag#: P124410
SHELF METRO 1842GX 18X42
MAX
5
P\N: 021610
Tag#: P124406 EVAPORATOR COLD ZONE
PER QUOTE 02-1610 REVISION 3

1
P\N: WIDAB 0001 L/N: 35
Tag#: P124427
BOX KOLPAK DRY AGING BOX
PER QUOTE 12/10/2002
18’3.5X12’6.5X7’6.25
WITH INSWING DOOR
VIEW PORT 14X14
INTERIOR RAMP 20 DEEP
KICKPLATE
LIGHT FIXTURE FLOURESCENT
DUPLEX OUTLET ASSEMBLY
GALVALUME ANGLE TRIM
1
P\N: GR302C L/N: 37
Tag#: P124504
LAMPS AMERICAN ULTRAVIOLET 120 VOLT
UTILITY FIXTURE WITH GUARD RAILS
AND (2) BML 010 GERMICIDAL LAMPS
60 HERTZ
5
P\N: 1848NK2 L/N: 3
Tag#: P124410
SHELF METRO 1848NK2 18X48 EPOXY
SUPER ERECTA WIRE SHELF METROSEAL II DARK GREEN
EPOXY PLASTIC SPILT SLEEVES ARE INCLUDED IN EACH
CARTON
12
P\N: 1836NK2
Tag#: P124410
SHELF METRO 1836NK2 WIRE 18X36 SUPER ERECTA SHELF
WIRE
METROSEAL II DARK GREEN EPOXY PLASTIC SPLIT
SLEEVES ARE INCLUDED IN EACH CARTON
8
P\N: 86PK2
Tag#: P124410 POST METRO 86PK2
L/N:5
86 EPOXY METROSEAL
20

P\N: APRUE161851NC
Tag#: P124422
INSERT RACK KELMAX APRUE1618 51NC REFRIGERATOR
INSERT RACK FULL SIZE OPEN FRAME DESIGN UNIVERSAL
SLIDES FOR (16) 18X26 OR 12X20 PANS SLIDES ON 3 INCH
CENTERS ALL WELDED HEAVY DUTY ALUMINUM
CONSTRUCTION END LOADING 51 INCHES HIGH
1
P\N: 7PS70 0004 L/N:
Tag#: P124404
HANDS INK ADVANCE 7PS70 WALL MODEL
10X14X5 STAINLESS WITH NO FAUCET

2
P\N: 7PS36 L/N:
Tag#: P124404
2	BRACKET ADVANCE 7PS36 SIDE MOUNTED
P\N: 7PS14 L/N:
Tag#: P124404
2	P-TRAP ADVANCE 7PS14
P\N: 44020 0001SW L/N:
Tag#: P124412
REFRIGERATOR MCCALL 44020 110 VOLT
REACH IN REFRIGERATOR ONE SECTION
SELF CONTAINED REFRIGERATION SYSTEM
ALUMINUM EXTERIOR AND INTERIOR WITH
STAINLESS STEEL FLOOR
STAINLESS STEEL FRONT AND DOORS
STANDARD DEPTH CABINET
WIDE FULL HEIGHT DOORS
EXTERIOR DIGITAL THERMOMETER
TOP MOUNT ONE THIRD HORSEPOWER
COMPRESSOR P\N: 44020 0001SW L/N:
Tag#: P124412
REFRIGERATOR MCCALL 44020 110 VOLT
REACH IN REFRIGERATOR ONE SECTION
SELF CONTAINED REFRIGERATION SYSTEM
ALUMINUM EXTERIOR AND INTERIOR WITH
STAINLESS STEEL FLOOR
STAINLESS STEEL FRONT AND DOORS
STANDARD DEPTH CABINET
WIDE FULL HEIGHT DOORS
EXTERIOR DIGITAL THERMOMETER
TOP MOUNT ONE THIRD HORSEPOWER
COMPRESSOR

1

P/N: APRUE161851NC
Tag#: P124422
INSERT RACK KELMAX APRUE1618 51NC REFRIGERATOR
INSERT RACK FULL SIZE OPEN FRAME DESIGN UNIVERSAL
SLIDES FOR (16) 18X26 OR 12X20 PANS
SLIDES ON 3 INCH CENTERS ALL WELDED HEAVY DUTY
ALUMINUM CONSTRUCTION
END LOADING 51 INCHES HIGH
L/N:13

1

/N: SGL30T1 0001
Tag#: P124405
SKILLET CLEVELAND RANGE TILT SGL30T1 POWER PAN
TILTING SKILLET
GAS 30 GALLON CAP BEAD BLASTED COOKING SURFACE 10
DEGREE TILT COOKING FEATURE w/ EASY MANUAL HAND
TILT SPRING ASSISTED COVER w/
VENT GAL & LITER MARKINGS s/s CONSTRUCTION w/ OPEN
LEG FRAME
1 YR LIMITED WARRANTY
NATURAL GAS
VOSl15 115V 60HZ 1 PHASE FOR CONT.
1
P\N: 1650BPCF2S36
Tag#: P124407
HOSE DORMONT GAS 1650BPCF2S36
36 INCH
GAS CONNECTOR HOSE 1/2 CONNECTION FOR CASTERED
EQUIPMENT 36 INCH LONG STAINLESS STEEL BRAID
PLASTIC COAT EXTERIOR DOUBLE SWIVEL COUPLING WITH
CIMFAST SAFETY FITTING

1
P\N: KGL40 0001
Tag#: P124405
KETTLE CLEVELAND KGL40 NATURAL GAS 40 GALLON
CAPACITY TWO THIRDS STEAM JACKET DESIGN FLOOR
MOUNTED CONTROL CONSOLE SUPPORTS s/s
CONSTRUCTION STD W/ELECTRONIC IGNITION FLANGED
FEET CORD & PLUG FOR 115V 50 PSI RATING, 2” TANGENT
DRAW OFF SPRING ASSIST COVER
1 YR LIMITED WARRANTY
NATURAL GAS
VOSl15 115V 60HZ 1 PHASE FOR CONT.

1
P\N: 16100KITCF2S36
Tag#: P124407
DIT DORMONT GAS 16100KITCF2S36
CONNECTOR
GAS CONNECTOR KIT 1 INCH INSIDE
DIAMETER 36 INCH LONG DBLE SUPR
SWIVEL COUPLING WITH CIMFAST SAFETY
FITTING WITH COILED RESTRAINING
DEVICE FULL PORT GAS VALVE

1
P\N: TD3A L/N:
P124405
VALVE CLEVELAND TANGENT TD3A
3” TANGENT DRAW-OFF VALVE W/
STRAINER

1
P\N: 316G40
P124405
LINER CLEVELAND STAINLESS
316 S/S LINER 40 GALLONS
1

P\N: 44020 0001SW
P124412
REFRIGERATOR MCCALL 44020 110 VOLT
REACH IN REFRIGERATOR ONE SECTION
SELF CONTAINED REFRIGERATION SYSTEM ALUMINUM
EXTERIOR AND INTERIOR WITH STAINLESS STEEL FLOOR
STAINLESS STEEL FRONT AND DOORS STANDARD DEPTH
CABINET
WIDE FULL HEIGHT DOORS
EXTERIOR DIGITAL THERMOMETER
TOP MOUNT ONE THIRD HORSEPOWER COMPRESSOR
SWIVEL CASTERS 6 INCH SET OF 4
LEFT HAND HINGED
MUST BE HINGED ON THE RIGHT SIDE

1
P\N: D453470100N Tag#: P126313
WORKTABLE D4530147 WITH BACKS PLASH
30X108 WITH UNDERSHELF FREEZER ON RIGHT
CASTERS IN LIEU OF LEGS 6 IN HIGH

1
P\N: DT44045 0004 L/N: 17
Tag#: P124412
REFRIGERATOR MCCALL DT44045 115 VOLT AND FREEZER,
REACH IN, TWO SECTION ALUMINUM EXTERIOR & INTERIOR
WITH STAINLESS FLOOR, FRONT AND DOORS FULL HEIGHT
DOORS, EXTERIOR DIGITAL THERMOMETER
REFRIGERATOR ON LEFT
1
P\N: APRUE161B51NC L/N: 1B
P124422
INSERT RACK KELMAX APRUE161B 51NC
REFRIGERATOR INSERT RACK FULL SIZE
OPEN FRAME DESIGN UNIVERSAL SLIDES
(16) 1BX26 OR 12X20 PANS
SLIDES ON 3 INCH CENTERS ALL WELDED
HEAVY DUTY ALUMINUM CONSTRUCTION
END LOADING 51 INCHES HIGH

2
P\N: D453490100N
P126313
WORK TOP REFRIGERATOR D4530149
30X64 WITH DOUBLE WALL SHELVES
TO ACCOMIDATE A FULL MARBLE TOP
1
P\N: MISC MARBLE
Tag#: P124413
MARBLE MODLICH STONE WORKS TOP
3/4” WHITE ITALIAN MARBLE TOP
INCLUDES 3/4” PENCIL EDGES
30X64
1
P\N: D453460100N L/N:
P126313
WORKTABLE D4530146
WORKTABLE WITH MOUNTED OVERSHELF
BACKS PLASH. AND BOTTOM SHELF
TABLE 30X52
OVERSHELF 15X52
1

P\N: 270 0002 L/N:
Tag#: P124414
BROILER SOUTHBEND 270 NATURAL GAS
DECK TYPE GAS TWO INFRA RED DECKS
ENCLOSED BASE STAINLESS STEEL TOP
FRONT AND SIDES FREE STANDING
CASTER IN LIEU OF LEGS
4450009 1 1/4 IN GAS PRESSURE
REGULATOR SHIPPED LOOSE
NATURAL GAS BRASS SWIVEL-TYPE COUPLING

2
P\N: 16125BPQS36 L/N: 32
Tag#: P124407
HOSE DORMONT GONNECTOR 16125BPQS36
36 INCH
GAS CONNECTOR HOSE 1 1/4 INCH
CONNECTION CASTERED EQUIPMENT
36 INCH LONG PLASTIC COATED EXTERIOR
2
P\N: SK2SB 0001
Tag#: P124415
CRISPER SILVER KING SK2SB 115 VOLT LETTUCE
DISPENSER REFRIGERATED HINGED FRONT DOOR WITH
SERVICE CHUTE CLEAR LIFT UP DOOR 50 HEAD CAPACITY
REMOVABLE BIN STAINLESS FRONT AND SIDES STAINLESS
INTERIOR ONE EIGHTH HORSEPOWER
ONE YEAR PARTS AND LABOR WARRANTY
4 YEAR COMPRESSOR WARRANTY
60 HERTZ SINGLE PHASE
STAINLESS BACK

1
P\N: C01364SW
Tag#: P124425
RANGE SOUTHBEND NATURAL GAS CO 1364 HEAVY DUTY
GAS 40,000 BTU GRATE TOP BURNERS, 32” W, MANUAL
CONTROLS, STANDARD DEPTH, 1 1/4” FRONT MANIFOLD,
CONVECTION OVEN BASE, S/S FRONT, 6” ADJ. LEGS, 185,000
BTU
L/N21
NATURAL GAS
115V/60/1-PH, 6.2 AMPS, 6’CORD/PLUG 1 EA. DD-32
BACKGUARD/FLUE RISERW/DOUBLE HIGH SHELVES,36”
HIGH, 32” WIDE STAINLESS STEEL FRONT, SIDES AND
SHELVES
32”WIDE STAINLESS STEEL ENCLOSURE UNDER SHELVES
PER SHELF
s/s BOTH SIDES ON RANGE
1” REAR GAS CONNECTION WITH PRESSURE
REGULATOR
CASTERS,2 LOCKING & 2 STANDARD

1
P\N: 16100BPCF36
Tag#: P124407
HOSE DORMONT GAS MODEL 16100BPCF36 36 INCH
1 INCH CONNECTION
FOR CASTERED EQUIPMENT 36 INCH LONG STAINLESS
STEEL BRAID WITH PLASTIC COAT EXTERIOR QUICK
DISCONNECT WITH CIMFAST SAFETY FITTING
2

P\N: C01365SW
Tag#: P124425
RANGE SOUTHBEND NATURAL GAS CO 1365 HEAVY DUTY
GAS (16”) UNIFORM HEAT HOT TOP, (2) 40,000 BTU GRATE
TOP OPEN BURNERS,32”W, MANUAL CONTROLS, STANDARD
DEPTH, 1 1/4” REAR CONNECTION, CONVECTION OVEN
BASE, s/s FRONT, 6” ADJ. LEGS, 150,000BTU
NATURAL GAS
115V/60/1-PH, 6.2 AMPS. 6’CORD/PLUG DD-32 BACKGUARD
FLUE RISER, WITH DOUBLE HIGH SHELVES, 36” HIGH
32” WIDE STAINLESS STEEL FRONT,
SIDES AND SHELVES
32” WIDE STAINLESS STEEL ENCLOSURE UNDER SHELVES
PER SHELF
s/s BOTH SIDES ON RANGE
1” REAR GAS CONNECTION W/PRESSURE REGULATOR
1167782 1” GAS PRESSURE REGULATOR SHIPPED LOOSE
NAT. GAS
CASTERS, 2 LOCKING AND 2 STANDARD EXTRA PLATED
OVEN RACK FOR CONV. OVEN

1
P\N: 24CGA102 0001
Tag#: P124405
STEAMER CLEVELAND 24CGA10 2 STEAM CRAFT BEMINI 10
PRESSURELESS STEAMER GAS 2 COMPARTMENTS
W/INDIVIDUAL GENERATORS
(5)12X20X2 1/2 PANS PER COMplT CAP ELECTRO
MECHANICAL 60MIN TIMERS S/S CONSTN 6” S/S LEGS TWIN
72,000BTU TOTAL 144,000BTU
1 YR LIMITED WARRANTY
NATURAL GAS
VOSl15 115V 60HZ 1 PHASE FOR CONT.

1
P\N: 1650BPCF2S36 L/N:
Tag#: P124407
HOSE DORMONT GAS 1650BPCF2S36
36 INCH
GAS CONNECTOR HOSE 1/2 CONNECTION
FOR CASTERED EQUIPMENT 36 INCH
LONG STAINLESS STEEL BRAID
PLASTIC COAT EXTERIOR DOUBLE
SWIVEL COUPLING WITH
CIMFAST SAFETY FITTING

1
P\N: D453480100N L/N:
Tag#: P126428
STEAMER STAND D4530148
STEAMER STAND 18X30
WITH UNDER SHELF
1
P\N: D453600100N L/N:
Tag#: P126428
STAND D4530160 OVEN 41X40
STAND FOR THE COVECTION OVEN
1
P\N: D453610100N L/N: 17
Tag#: P126587
SINK D4530161 OYSTER 30X40
TO INCLUDE NIGHT COVER WITH BRACKETS
1

P\N: D453320100N L/N: 6
Tag#: P126313
PORTION PAN D4530132
1

P\N: HBR3001 L/N:
Tag#: P124409
SCALE HOBART RECEIVING HBR300
SCALE RECEIVING DIGITAL PLATFORM
CLASS III 300LB X lLB
GRADUATION TOGGLE BETWEEN B/KG
S/S PLATTER LEVELING LEGS
BATTERY POWER SUPPLY LOW BATTERY
INDICATOR AC/DC ADAPTER
120V/60/1-PH USDA LEGAL FOR
TRADE

1
P\N: HBR300ST L/N:
Tag#: P124409
STAND HOBART ASSEMBLY HBR300
SCALE STAND MOBILE STAINLESS
STEEL FOUR SWIVEL CASTERS WITH REAR LOCKING AND
CART HANDLES
1
P\N: B1230 L/N:
Tag#: P124416
STATION T&S B1230 WATER FILL
WATER STAION WITH BASE PLATE
1
P\N: KR2336 L/N: 41
Tag#: P124411
ICE BIN KROWNE 2300 SERIOUS
36” ICE BIN 12” DIIP BOTTLE WELLS

1
P\N: KR23GS36 L/N:
Tag#: P124411
DRAINBOARD KROWNE DR23 GS 36
36” DRAIN BOARD
4
P\N: RD36
Tag#: P124411
SPEEDRAIL KROWNE DOUBLE RD36
36” SOUND DEADENED DOUBLE SPEED
RAIL
4
P\N: SKT003291
Tag#: P124442
CUTTING BOARD POLY HALF INCH
TO CONSIST OF 1 EACH 22X82
2 EACH 22X63.5
2 EACH 22X57.5
1 EACH 22X80
2 EACH 22X57
1 EACH 18.25X82

1
P\N: INSTALLATION1
INSTALLATION
External Text
1

P\N: D453500100N L/N: 15
Tag#: P126428
DRAIN TROUGH D4530150
5X “yn
5X “Z”
WITH GRATE AND 1” DRAIN
ITEM PRICE INCLUDED IN LINE 114.0
1
P\N: D453580100N L/N:
Tag#: P126428
TRIM D4530158 FOR COUNTER
TRIM FOR CHEFS LINE COUNTER
ITEM PRICE INCLUDED IN LINE
1
P\N: D453570100N
Tag#: P126428 OVERSHELF D4530157 12X71.5
OVERSHELF FOR DRINK STATION
ITEM PRICE INCLUDED IN LINE

1
P\N: D453560100N L/N: 12
Tag#: P126428
OVERSHELF D4530156 18X46.25
OVERSHELF FOR DRINK STATION
ITEM PRICE INCLUDED IN LINE 114.0
2
P\N: D453550100N L/N:
Tag#: P126428
OVERSHELF D4530155 18X49
OVERSHELF FOR DRINK STATION
ITEM PRICE INCLUDED IN LINE
2
P\N: D453540100N L/N: 10
Tag#: P126428
COVER D4530154 FIELD 25.5X25.5
COVER FOR OLD DRINK STATION
ITEM PRICE INCLUDED IN LINE 114.0
1
P\N: D453590100N
P126428
RAIL D4530159 TOP FILLER
TOP RAL FILLER FOR CHEFS LINE
COUNTER ITEM PRICE INCLUDED IN LINE 114.0
1
P\N: D453620100N L/N: 16
Tag#: P126587
COVER D4530162 SINK 22.75X25
SINK BOWL COVERS WITH NIGHT BRACKETS
ITEM PRICE INCLUDED IN LINE 114.0

P\N: INSTALLATIONB
CONTRACTED INSTALLATION

P\N: IFRT&HANDLING L/N:
INBOUND FREIGHT AND HANDLING

P\N: OFRT&HANDLING L/N:
OUTBOUND FREIGHT AND HANDLING

P\N: INSTALLATION L/N: 5
INSTALLATION
OF EQUIPMENT DOES NOT INCLUDE
REFRIGERATION ERECTION OF WALK-IN
FINAL PLUMBING OR ELECTRICAL
CONNECTIONS TRASH REMOVAL OR
SEATING INSTALLATION
NOTE: IF DUE TO JOB SITE CONDITIONS
OUR INSTALLATION CREW IS REQUIRED
TO LAYOVER THE FOLLOWING CHARGES WILL BE
INCURRED PER DAY $793.80
NOTE: NEED EXACT LOCATION AND FLOOR

Payme t Detail

Our Referen e Check t umber Date Actual Chk Amt Allocated Amt
UC/20l1.702 2437 12/27/02 137831. 80 137831.80
UC/2013373 10654 7/14/03 9049.66 996 . 75
ACTUAL OUT TANDING = 138828. 5 - 13 828.55 = .00

Total goods: 128248.06
Total Chgs: .00
Tax: 10580.49
Inv. Total: 138828.55

SMITH & WOLLENSKY DALLAS,TX
P\N: C36 0001 L/N:
Tag#: P126642 DD
HEATER HATCO C36 BOOSTER 208VOLT
3 PHASE
1
P\N: 2 OUTBOUND FREIGHT AND HANDLING

S&W DALLAS,TX.
TO SHIP WITH JLF075 SMITH AND
WOLLENSKY JOB
P\N: PTS1 0001 L/N:
Tag#: P126229
TABLE MCCALL PIZZA PREP PTS 1
PIZZA PREP TABLE, ONE SECTION WITH
DOOR s/s TOP WITH REFRIGERATED PAN
RAIL S/S EXTERIOR AND INTERIOR SIDES
AND BACK ALUMINUM DOOR LINER AND
BLOWER MULLION GALVANIZED BOTTOM
AND BACK WITH SIDE MOUNTED SELF
CONTAINED REFRIG SYSTEM 1/3 HP COMP
CUTTING BOARD FACTORY INSTALLED
WITH OVER SHELF S&W DALLAS, TX
TO SHIP WITH JOB JLF075 SMITH AND
WOLLENSKY JOB

1
P\N: B1230
P126230
STATION T&S B1230 WATER FILL
WATER STAION WITH BASE PLATE WENDY’S
BATESVILLE, MS

1

P\N: Wl12B 0001 L/N: 1
TRANSITION NATIONAL Wl12B CARPET TILE KIT 144 BROWN
FOR USE WITH PAD INCLUDES 13 EACH ANCHOR BOLTS
ONE TUBE OF SEALANT 144 BROWN VINYL 144 METAL
STRIPPING WITH CHANNEL
AND 12 FEET METAL STRIPPING WITH CHANNEL
PFS 2310

1
P\N: W136B 0001 L/N:
TRANSITION NATIONAL W136B CARPET STRIPS 432 BROWN
VINYL
432 METAL STRIPS PIN TYPE FOR USE WITH PAD INCLUDES
40 ANCHOR BOLTS EACH
THREE TUBES OF SEALANT
432 METAL STRIPPING WITH CHANNEL SHIPPED IN THREE
144 LENGTHS PACKED IN ONE CARTON
PFS 2310

1
P\N:2
OUTBOUND FREIGHT AND HANDLINGM/F: SMITH &
WOLLENSKY DALLAS, TX.

P\N: 1675KIT L/N: 1
Tag#: P127861 DD
CONNECTOR KIT DORMONT 1675KIT 48
GAS CONNECTOR KIT .75 INSIDE
WITH COILED RESTRAINING DEVICE
FULL PORT GAS VALVE AND 90 DEGREE
M/F: SMITH & WOLLENSKY DALLAS, TX.
1
P\N: SKT003425 L/N: 1
Tag#: P128071
COVER SKT003425 PERFORATED SINK BOWL
1
P\N: SKT003426 L/N:
Tag#: P128071
FLANGE SKT003426 ADAPTOR ICE BIN
16 GAUGE
1
P\N: SKT003427 L/N:
P128071
SHELF SKT003427 22.5X39.75 16
TO INCLUDE
3 EACH SHELVES
1
P\N: SKT003428 L/N: 4
Tag#: P128071
RAMP SKT003428 WALKIN 14 GAUGE
P\N: SKT003429 L/N: 5
1
Tag#: P128071
TRIM SKT003429 FEATHERED 14 GAUGE
TO INCLUDE
2 EACH 3X12X86
1 EACH 3X12X52
1

P\N: SKT003430 L/N: 6
Tag#: P12S071
TRIM SKT003430 ANGLE IS GAUGE
TO INCLUDE
2 EACH 1XIXS6
1 EACH 1X1X56
1
P\N: SKT003431 L/N:
Tag#: P12S071
CHANNEL SKT003431 HAT 14 GAUGE
TO INCLUDE 3 EACH 1X6X1S.5
1
P\N: SKT003432
Tag#: P12S071
TRIM SKT003432 U IS GAUGE
ISO DEGREE HEM
TO INCLUDE
4 EACH 1X52 U TRIM
1
P\N: SKT003433 L/N: 9
Tag#: P12S071
COVER SKT003433 SINK SLOTTED

1
P\N: 2 OUTBOUND FREIGHT AND HANDLING SMITH &
WOLLENSKY DALLAS,TX.
P\N: BR4D 0001
Tag#: P126640 DD
BACKBAR PERLICK BR4D 110 VOLT STORAGE CABINET
REFRIGERATED STAINLESS STEEL CABINET ALL WITH LEGS
AND BASEPLATE BLACK
1
P\N: BS4D 0001
Tag#: P126640 DD
BACKBAR PERLICK BS4D no VOLT STORAGE CABINET
REFRIGERATED STAINLESS STEEL ALL
WITH LEGS AND BASEPLATE BLACK WITH COMRESSOR
L/N:2

2
P\N:2
OUTBOUND FREIGHT AND HANDLING S&W DALLAS, TX.

P\N: 5124ND 0008 L/N: 1
Tag#: P126312
HOOD CAPTIVE AIRE 5124ND 12 FOOT 6IN
12 FOOT 6 INCH LONG EXHAUST ONLY
CANOPY HOOD W/1 FACTORY INSTALLED
10 X 24 EXHAUST RISER
1-430 SS WHERE EXPOSED
2-FILTER 16X16 KLEEN GARD S/S BAFFLE
6 FILTER 16X20 KLEEN GARD S/S BAFFLE
4 INCANDESCENT LIGHT
1 1.5 PINT GREASE CUP NEW STYLE
1 BACK STANDOFF 3IN WIDE
1 LEFT END STANDOFF 3IN WIDE
PRE PIPED HOOD FOR AN ANSUL 3.0
1 GAS VALVE 2IN MECHANICAL SHUTOFF

1

P\N: NCA16FA 0004 L/N:
Tag#: P126312
FAN CAPTIVE AIRE NCA16FA EXHAUST
BELT DRIVE CENTRIFUGAL UPBLAST
EXHAUST FAN WITH 18.75 IN WHEEL
EXHAUST FAN HANDLES 2500 CFM
1 GREASE CUP
1
P\N: CRB265X20E 0001 L/N:
Tag#: P126312
CURB CAPTIVE AIRE CRB26.5X20E
1 HINGED BASE FOR CURB HINGE
ATTACHED TO CURB
1 VENTED BASE FOR CURB
1
P\N: 31011000 0002
Tag#: P126312
ELECTRICAL PACKAGE CAPTIVE AIRE
3 PHASE WITH 1 EXHASUST FAN
1 12X18 S/S BOX
1
P\N: OFRT&HANDLING
Tag#: P126312 P\N: OFRT&HANDLING
Tag#: P126312
S&W DALLAS, TX
1
P\N: 7PS14SNS
Tag#: P129008 DD
P-TRAP ADVANCE 7PS14
1
P\N: 2 OUTBOUND FREIGHT AND HANDLING S&W DALLAS, TX
SALES ERROR

P\N: SKT003468 L/N:
Tag#: P128892
TRIM SKT003468
TRIM FOR WALK THRU
S&W DALLAS, TX
1
P\N: SKT003473
Tag#: P129065
TEMPLATE SKT003473 15X37 TEMPLATE WITH CUTOUT FOR
A
L/N:1
FOOD WELL
1
P\N:
2
OUTBOUND FREIGHT AND HANDLING

P\N: Bl146SNS
Tag#: P128884 DD FAUCET T&S Bl146 BRASS W/BRASS
NIPPLE
PRICE INCLUDES:
MOD W/BWH4
B-19901
L/N:1
2
P\N:2 OUTBOUND FREIGHT AND HANDLING S&W DALLAS, TX

P\N: 1675BPCF2S48
Tag#: P128950 DD
HOSE DORMONT GAS 1675 BPCF2S 48
GAS CONNECTOR HOSE .75 INCH
FOR CASTERED EQUIPMENT 48 INCHES LONG STAINLESS
STEEL BRAID WITH PLASTIC COAT EXTERIOR DOUBLE
SWIVEL COUPLING WITH CIMFAST SAFETY FITTING
1
P\N:2
OUTBOUND FREIGHT AND HANDLING
S&W DALLAS,TX
P\N: 1675BPCF2S48 Tag#: P128891 DD
HOSE DORMONT GAS 1675 BPCF2S 48
GAS CONNECTOR HOSE .75 INCH
FOR CASTERED EQUIPMENT 48 INCHES LONG STAINLESS
STEEL BRAID WITH PLASTIC COAT EXTERIOR DOUBLE
SWIVEL COUPLING WITH CIMFAST SAFETY FITTING
3
P/N: 2
OUTBOUND FREIGHT AND HANDLING
S&W DALLAS,TX
P\N: 7PS70SNS Tag#: P129009 DD SINK ADVANCE 7PS70
L/N:1
HAND WALL MOUNT
STYLE WITH BASKET

1
P\N: 7PS36SNS L/N: 2
Tag#: P129009 DD
1	BRACKET ADVANCE 7PS36 SIDE MOUNTED
P\N: 2
OUTBOUND FREIGHT AND HANDLING S&W DALLAS, TX
P\N: B1l46SNS
Tag#: P129010 DD FAUCET T&S Bl146 BRASS W/BRASS
NIPPLE
PRICE INCLUDES:
MOD W/BWH4
B-19901
1
P\N:2
OUTBOUND FREIGHT AND HANDLING

P\N: C44A 0006
Tag#: P129565 DD
HOOD HOBART C44A VENT
FOR HOBART DISHWASHER
2
P\N:2
OUTBOUND FREIGHT AND HANDLING

P\N: ES4X69 0001
Tag#: P127014 DD
FRYER HOOD VENTROGUARD ES4 69X31X47 WITH PRE
PIPING FOR FIRE SUPPRESSION INCLUDES FLAME GARD
TYPE 1 GREASE FILTERS
1

* * MARK , THIS IS THE ORDER WE SPOKE ABOUT - END
PANEL NEEDS TO BE CUT BACK FOR FILTER ON FRYER -
ALSO THIS IS FOR AN OLDER STORE “NO BACK MAKE-UP
AIR PLENUM”
THIS ORDER MUST BE ON SITE 2/24/03 NO LATER - NO
EARLIER - COMPLETE. THANKS FOR ALL YOUR HELP.

P\N: ES4X51 0001
Tag#: P127014 DD
GRILL HOOD VENTROGUARD ES4 51X31X47 WITH PRE
PIPING FOR FIRE SUPPRESSION INCLUDES FLAME GARD
TYPE 1 GREASE FILTERS
L/N:2
************************************
**NO BACK MAKE UP AIR PLENUM**
************************************
2
P\N: ADAPTER 0001 L/N:
Tag#: P127014 DD
DUCT ADAPTER FOR GRILL AND FRYER FAN
2
P\N: ILGUBCA13 0001 L/N:
Tag#: P127014 DD
EXHAUST FAN ILG UBC A13 3/4HP
120/60/1 FOR GRILL AND FRYER HOOD
2
P\N: CURB 0009 L/N:
Tag#: P127014 DD
EXTENDED HINGED CURB FOR FAN
NUMBER 5 SIZE
2
P\N: STARTER L/N:
Tag#: P127014 DD
INTERLOCK ELECTRICAL STARTER 1
120/60/1
1
P\N: DM3300 0001 L/N:
Tag#: P127014 DD
1	FAN DM3300 SUPPLY .333 HP 120 VOLT
P\N: CURB 0010 L/N:
Tag#: P127014 DD
1	CURB FOR SUPPLY FAN DM3300
P\N: TRANSITIONS 001
Tag#: P127014 DD
MAKE UP AIR TRANSITIONS WITH VOLUME DAMPERS FOR
GRILL AND FRYER HOODS
4
P\N: COMPPARTS Tag#: P127014 DD EXHAUST COMPONENT
SYSTEM
L/N:10
PARTS FOR HOOD FAN
************************************
*EVERYTHING ON SITE 2/24/03** CONTACT: BOB CARTER:
918-740-4053 SALESPERSON: JO - EXT. 720
************************************

1
P\N: 2
OUTBOUND FREIGHT AND HANDLING M/F: SMITH &
WOLLENSKY DALLAS, TX.

P\N: D453630100N L/N: 1
Tag#: P128722
STATION D4536301 CMW95 BREAD

1

P\N: D453640100N L/N: 2
Tag#: P128722
BIN D4536401 ICE
1
P\N:2
OUTBOUND FREIGHT AND HANDLING S&W DALLAS, TX
P\N: TM90D 0003
Tag#: P129025 DD
WELL APW TM90D HOT FOOD 120 VOLT WITH DRAIN 1200
WATTS 10 AMPS UL LISTED
1
P\N:2 OUTBOUND FREIGHT AND HANDLING

P\N: FR6 0003
Tag#: P129562 DD
HEATER HATCO FR6 208 VOLT BAIN MARIE WITH LOW
WATER
L/N:1
CUT OFF 3 PHASE
1
P\N:2 OUTBOUND FREIGHT AND HANDLING

S&W DALLAS, TX
P\N: D453650J.00N
Tag#: P129365
RACKS D4530J.65 SHEET PAN
J. LOT OF SHEET PAN RACKS

1
P\N: OFRT&HANDLING OUTBOUND FREIGHT AND HANDLING
1
P\N: SG130048 Tag#: P129696 DD
BIN FOLLETT SG130048 ICE WITH TOP HINGED FRONT
OPENING DOOR FOR TOP MOUNTED ICE MAKER STAINLESS
STEEL EXTERIOR POLY LINER
STAINLESS STEEL EXTERIOR
TO GO WITH AN EXCISTING ICE MAKER ICE2106HR1 ICE 0
MATIC K026-00171-Z SERIAL NUMBER 2100LB ICE MAKER
2
P\N:2
OUTBOUND FREIGHT AND HANDLING

P\N: XTSD30 0001
Tag#: P129511 DD
DRAINBOARD PERLICK X TSD30 30 INCH DECK STYLE WITH
8 INCH BACK SPLASH INCLUDES 7054DL LEFT END SPLASH
L/N:1
1
P\N:
2
OUTBOUND FREIGHT AND HANDL
S&W DALLAS, TX

P\N: TS24IC8 0007 L/N:
P130490 DD
ICE BIN PERLICK TS24IC8 STATION
ICE CHEST 24 INCHES
8 CIRCUIT COLD PLATE
ABS TOP LEDGE MODULAR 18.625 DEEP
6 INCH SPLASH
APROXIAMATELY 50 POUND ICE CAPACITY
STAINLESS STEEL CONSTRUCTION
TS SERIES
7054R RIGHT END SPLASH 8 INCH FOR
TS SERIES

1
SINK PERLICK TS12HS BAR
SINK UNIT 12 IN ONE SINK COMPARMENT
NO DRAINBOARDS 18.625 DEEP
6 IN SPLASH STAINLESS STEEL
TS SERIES
2
P\N: 2 OUTBOUND FREIGHT AND HANDLING S&W DALLAS,TX.

P\N: INSTALLATIONB L/N: 1CONTRACTED INSTALLATION
1
P\N: OFRT&HANDLING L/N: 1
OUTBOUND FREIGHT AND HANDLING
NOTE: FREIGHT THAT WAS LEFT OFF OF
THE ORiGINAL ORDER
1
P\N: SG14S 0001SW Tag#: P132179 DD
FRYER PITCO SG14S NATURAL GAS SOLSTICE FRYER GAS
HEAVY DUTY FLOOR MODEL 40 TO 50 POUND
MILLIVOLT THERMOSTAT STAINLESS STEEL TANK DOOR
FRONT AND SIDES 110000 BTU
TO INCLUDE THE FOLLOWING
1 SET OF 6 INCH CASTERS
1 EA B8003103 .75 GAS CONNECTOR HOSE QUICK
DISCONNECT

1
P\N: 2 OUTBOUND FREIGHT AND HANDLING

Equipment immediately listed above is located at:  18438 n. Dallas Parkway,  Collin County, Texas 75001